                                                                   Annual Report

                                                             as of July 31, 2000

                                   Evergreen

                                                       [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders ....................................................   1

Evergreen Blue Chip Fund

   Fund at a Glance .......................................................   2

   Portfolio Manager Interview ............................................   3

Evergreen Equity Income Fund

   Fund at a Glance .......................................................   5

   Portfolio Manager Interview ............................................   6

Evergreen Growth and Income Fund

   Fund at a Glance .......................................................   9

   Portfolio Manager Interview ............................................  10

Evergreen Small Cap Value Fund

   Fund at a Glance .......................................................  13

   Portfolio Manager Interview ............................................  14

Evergreen Utility Fund

   Fund at a Glance .......................................................  16

   Portfolio Manager Interview ............................................  18

Evergreen Value Fund

   Fund at a Glance .......................................................  19

   Portfolio Manager Interview ............................................  20

Financial Highlights

   Evergreen Blue Chip Fund ...............................................  22

   Evergreen Equity Income Fund ...........................................  24

   Evergreen Growth and Income Fund .......................................  26

   Evergreen Small Cap Value Fund .........................................  28

   Evergreen Utility Fund .................................................  31

   Evergreen Value Fund ...................................................  33

Schedules of Investments

   Evergreen Blue Chip Fund ...............................................  35

   Evergreen Equity Income Fund ...........................................  40

   Evergreen Growth and Income Fund .......................................  49

   Evergreen Small Cap Value Fund .........................................  58

   Evergreen Utility Fund .................................................  64

   Evergreen Value Fund ...................................................  67

Combined Notes to
Schedules of Investments ..................................................  71

Statements of Assets and Liabilities ......................................  72

Statements of Operations ..................................................  73

Statements of Changes in Net Assets .......................................  74

Combined Notes to Financial
Statements ................................................................  76

Independent Auditors' Report ..............................................  87

Additional Information ....................................................  88

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                -------------------------------------------------------------
  Mutual Funds: ARE NOT FDIC INSURED    MAY LOSE VALUE    NOT BANK GUARANTEED
                -------------------------------------------------------------

                           Evergreen Distributor, Inc.

 Evergreen Funds/SM/ is a service mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                September 2000

                                    [PHOTO]

                               William M. Ennis
                               President and CEO

Dear Evergreen Shareholders,


We are pleased to provide the Evergreen Growth and Income Funds annual report, which covers the twelve-month period ended July 31, 2000.

Growth Stocks Experience Volatility

During the first half of 2000, a powerful rally in growth stocks came to an end during April and May, as investors feared actions the Federal Reserve Board would take to stem potential inflationary pressures. Growth in areas such as technology, communications and biotechnology stocks reigned supreme for most of the period and underwent a volatile environment during the last four months of the period. Although these sectors have experienced sharp corrections, they remain favored sectors.

The Federal Reserve Board increased interest rates six times during the twelve-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Federal Reserve Board's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve Board will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets and believe there is a valuable lesson to be learned from the market volatility of the last six months: remaining focused on your goals and ensuring that your investments are suitable for your specific needs.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis
William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN
                                Blue Chip Fund
                     Fund at a Glance as of July 31, 2000

"We will continue to seek industry-leading, blue chip companies that have records of stable or accelerating earnings."

                                   Portfolio
                                  Management
                                 ------------

                                    [PHOTO]

                               Judith A. Warners
                             Tenure: January 1995

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date:          Class A    Class B     Class C     Class Y
9/11/1935
Class Inception Date              1/20/1998  9/11/1935   1/22/1998   4/30/1999
Average Annual Returns*
1 year with sales charge             7.84%      7.40%      10.37%        n/a
1 year w/o sales charge             13.22%     12.40%      12.37%      13.53%
5 years                             19.67%     18.21%      19.98%      21.12%
10 years                            14.20%     13.15%      13.85%      15.04%
Maximum Sales Charge                 4.75%      5.00%       2.00%        n/a
                                  Front End     CDSC        CDSC
12-month capital gain
distributions per share              2.40       2.40        2.40        2.40

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Class B      S & P 500       CPI

7/31/90                 10,000        10,000      10,000
Jul 31, 91              11,070        11,276      10,445
Jul 31, 92              11,744        12,718      10,775
Jul 31, 93              12,611        13,829      11,074
Jul 31, 94              12,746        14,542      11,380
Jul 31, 95              14,781        18,339      11,695
Jul 31, 96              15,717        21,378      12,040
Jul 31, 97              22,891        32,524      12,308
Jul 31, 98              26,320        38,795      12,515
Jul 31, 99              30,607        46,639      12,784
Jul 31, 2000            34,401        50,822      13,236

Comparison of a $10,000 investment in Evergreen Blue Chip Fund, Class B shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

                                   EVERGREEN
                                Blue Chip Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended July 31, 2000, Evergreen Blue Chip Fund Class B shares returned 12.40%. Fund performance is before the deduction of any applicable sales charges. During the same twelve-month period, the median return of large-cap core funds was 11.26%, according to Lipper Inc., an independent monitor of mutual fund performance, and the Standard & Poor's 500 Index returned 8.97%.

                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 7/31/2000)

Total Net Assets                          982,406,006
Number of Holdings                                110
Beta*                                            0.91
P/E Ratio*                                      36.0x

*As of 6/30/2000

What factors affected performance?

Early in the twelve-month period, stock market performance was dominated by a relatively small group of technology-related companies, many of which were involved in the internet, communications equipment or biotechnology industries. "New economy" and "old economy" stocks seemed to diverge late in 1999, with investors paying premium prices for "new economy", technology, internet, communications, infrastructure or biotechnology companies, while avoiding stocks in traditional industries. The leadership position rotated in March of this year, however, to favor pharmaceutical companies, financial services and some cyclical stocks. The change was extraordinarily swift, as investors moved away from the high-priced technology stocks and toward the bargains available among the stocks of drug companies and banks. This fast rotation could easily be seen in the behavior of the technology-dependent

NASDAQ Index, which went into a tailspin from March until late May. At the end of May, technology stocks started to recover. The volatile NASDAQ climbed back 24% between late May and mid-July, before declining again. The market appeared to converge late in the period as investors recognized that many technology companies were extremely overvalued while many other companies represented good value.

The entire period was marked by extreme day-to-day volatility among individual stocks. Often, just one disappointing earnings report was enough to send the stock of an individual company into a tailspin. This occurred to such well-known companies as Nokia, Honeywell, and Agilent Technologies.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 7/31/2000 net assets)

Information Technology                          29.7%
Financials                                      14.0%
Health Care                                     12.1%
Consumer Discretionary                          10.9%
Industrials                                      8.4%

What strategies did you employ, particularly in the final six months?

As volatility increased, we moved to lower the Fund's emphasis on higher-priced stocks, while increasing our emphasis on pharmaceutical and financial services companies, bringing the Fund's weightings in line with those of the S&P 500 Index. We also added to the Fund's energy position to take advantage of very strong oil pricing.

We reduced our emphasis on technology stocks, which had high weightings, and also reduced emphasis in the consumer discretionary and consumer staples sectors, where we were concerned about the effects of higher interest rates and a potential slowing of economic growth.

                                   EVERGREEN
                                Blue Chip Fund
                          Portfolio Manager Interview

Throughout the period, we maintained large positions in the Fund's core holdings--companies that have dominant roles in their industries and that have demonstrated their ability to increase their earnings consistently over the long-term. Many of these holdings are globally-oriented companies. They include General Electric, Wal-Mart, Cisco Systems, Intel, Citigroup, American Express and Microsoft.

What were some examples of stocks that helped the Fund's performance?

One company that was an excellent performer was Sanmina Corp., a contract manufacturer supplying components for the technology and communications equipment companies. Another was Tyco International, a diversified capital goods and technology company.

Citigroup and American Express, two core holdings in the financial services industry, both showed strong performance.

Within technology, two outstanding performers were Intel and Micron Technology, both of which benefited from the surge in the semiconductor industry.

Two of the better performing energy stocks were Exxon Mobil, which showed improved efficiencies as a result of its merger, and Apache Corp, which benefited from increased oil and gas exploration activities.

We reduced our position in communication services, including long-distance phone companies and local service providers; however, this area still held back the Fund's relative performance as concerns about deregulation, increased competition and corporate mergers hurt stock performance.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 7/31/2000 net assets)

General Electric Co.                             4.1%
Intel Corp.                                      3.6%
Cisco Systems, Inc.                              3.5%
Microsoft Corp.                                  2.7%
Exxon Mobil Corp.                                2.7%
Wal-Mart Stores, Inc.                            2.2%
Citigroup, Inc.                                  2.1%
American International Group, Inc.               1.8%
Merck & Co., Inc                                 1.7%
EMC Corp.                                        1.5%

What is your outlook?

We think rotation and volatility will continue in the stock market, at least in the short-term. Investors appear to be nervous, but not very patient.

In an uncertain environment, we do not plan to take highly over-weighted positions in any industry, with the possible exception of energy which should benefit from continued strength in oil prices and a growing global economy.

We will continue to seek industry-leading, blue chip companies that have records of stable or accelerating earnings. We will look for opportunities where valuations are attractive, and we plan to trim back positions in successful investments that have advanced to relatively high stock prices.

                                   EVERGREEN
                              Equity Income Fund
                 (formerly, Evergreen Income and Growth Fund)
                     Fund at a Glance as of July 31, 2000

"We seek to provide total return through a combination of a relatively high level of current income and growth in principal over time."

                                   Portfolio
                                  Management
                                 ------------

                [PHOTO]                                 [PHOTO]

         Irene D. O'Neill, CFA               Phillip M. Foreman, CFP, CFA
          Tenure:December 1997                  Tenure: September 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date:       Class A     Class B     Class       C Class Y
8/31/1978
Class Inception Date            1/3/1995    1/3/1995    1/3/1995    8/31/1978
Average Annual Returns*
1 year with sales charge         -4.06%      -4.62%      -1.85%         n/a
1 year w/o sales charge           0.74%       0.00%       0.00%        1.00%
5 years                          10.01%      10.00%      10.27%       11.36%
10 years                          9.97%      10.06%      10.05%       10.65%
Maximum Sales Charge              4.75%       5.00%       2.00%         n/a
                               Front End      CDSC        CDSC
30-day SEC Yield                 $2.60%      $1.83%      $1.85%       $2.85%
12-month income dividends
per share                        $1.01       $0.84       $0.84        $1.07
12-month capital gain
distributions per share           0.86        0.86        0.86         0.86

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Class A       CPI      Wilshire 5000      LBABI

7/31/90                 9,525     10,000        10,000         10,000
Jul 31, 91             10,662     10,445        10,951         11,070
Jul 31, 92             12,111     10,775        12,069         12,706
Jul 31, 93             13,755     11,074        13,134         13,998
Jul 31, 94             13,465     11,380        13,360         14,011
Jul 31, 95             15,300     11,695        16,439         15,428
Jul 31, 96             16,536     12,040        18,466         16,282
Jul 31, 97             21,231     12,308        26,693         18,035
Jul 31, 98             22,906     12,515        30,801         19,453
Jul 31, 99             25,689     12,784        36,032         19,936
Jul 31, 2000           25,878     13,236        39,403         21,124

Comparison of a $10,000 investment in Evergreen Equity Income Fund, Class A shares2, versus a similar investment in the Wilshire 5000 Index (Wilshire 5000), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index
(CPI).

The Wilshire 5000 and the LBABI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

                                    EVERGREEN                       (formerly,
                                Equity Income Fund                  Evergreen
                           Portfolio Manager Interview              Income and
                                                                    Growth Fund)

How did the Fund perform?

For the twelve-month period ended July 31, 2000, Evergreen Equity Income Fund Class A shares returned 0.74%. Fund performance is before the deduction of any applicable sales charges. During the same twelve month period, the Wilshire 5000 Index had a return of 9.36% and the Lehman Brothers Aggregate Bond Index returned 5.97%. The average return of equity funds in the income category was 3.98%, according to Lipper Inc., an independent monitor of mutual fund performance.

Evergreen Equity Income Fund is a result of the merger of Evergreen Income and Growth Fund and Evergreen Equity Income Fund on July 21, 2000. The two funds had very similar objectives. The combined Fund is managed with a philosophy and style identical to that of the Income and Growth Fund.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 7/31/2000)

Total Net Assets                                                     983,133,861
Number of Holdings                                                           192
Beta*                                                                       0.66
P/E Ratio*                                                                 22.2x
*as of 6/30/2000

How would you describe the investment philosophy of the Equity Income Fund?

We seek to provide total return through a combination of a relatively high level of current income and growth in principal over time. The strategy is to build assets and offset the effects of inflation. We believe current income is important because, over time, dividend income has proven to be a significant part of the total return realized from stock investments. Our strategy in seeking long-term total return is to own a combination of stocks with above-market dividend yields, as well as convertible securities.

                                 Top 5 Sectors
                                 -------------
                    (as a percentage of 7/31/2000 net assets)

Utilities                                                                  22.9%
Financials                                                                 17.4%
Information Technology                                                     11.3%
Health Care                                                                10.4%
Consumer Discretionary                                                      8.7%

What was the investment environment like during the period?

The first six months of the investment period were characterized by rising interest rates and a division in the stock market in which performance tended to be dominated exclusively by the "new economy" stocks related to the internet, technology and telecommunications. In contrast, "old economy" stocks, including many dividend-paying companies, lagged in performance. This picture changed during the second six months as rates continued to rise. Investors began adjusting their expectations based on the likelihood that economic growth would slow, fostering an environment where it would be less likely that "new economy" stocks could sustain their performance.

The NASDAQ Index, heavily influenced by technology stocks, suffered a meltdown in the spring after having risen to extremely high levels in early months. Large-cap technology stocks were less affected by this meltdown than small-cap tech stocks, which were more dependent on capital markets for funding their development. Investors began to realize that not every internet-related company would be able to survive over the long term. While the Fund's exposure to internet-related companies was confined to a few

                                    EVERGREEN                       (formerly,
                                Equity Income Fund                  Evergreen
                           Portfolio Manager Interview              Income and
                                                                    Growth Fund)

convertible securities, even these investments were affected by the excessive volatility in technology-related securities. Technology and telecommunications stocks also showed poor performance during this period, as did capital goods stocks. Valuations were affected by concerns about the effects of a potential economic slowdown. While old-fashioned industrial stocks did rally somewhat early this calendar year, they were unable to sustain their forward momentum because of fears about the effects of rising interest rates and an economic slowdown.

Although the Fund's performance was held back during this latter period, it tended to do better than funds with more aggressive strategies. When we invested in technology and telecommunications companies, we focused on companies with financial resources and access to capital; we believed these companies would be able to take advantage of opportunities and continue to grow. We continue to expect that these sectors of the economy will benefit from long-term growth trends in the internet and telecommunications services.


What were your principal strategies during the period?

We invested in a number of defensive sectors, where stocks were selling at attractive valuations and the earnings of the underlying companies tended to be relatively insensitive to swings in the economic cycle.

Our largest weighting was in utilities, partly because of the income they offered and partly because they historically have had stable earnings. Utilities tended to be good performers during the final six months of the period, as investors sought stocks in the sector because of their defensive characteristics.

We also emphasized financials, particularly real estate investment trusts (REITs), where we increased our investments. This sector had good performance during the final six months. We found REITs to be selling at very attractive valuations after a period of under-performance, which left the securities selling at discounts relative to the private market value of the underlying properties. The REITs benefited from strong markets for commercial real estate properties and generated high rates of current income to their shareholders. We tended to select REITs with properties in markets where existing properties were less likely to be affected by new competition. In these markets, restrictive zoning laws and a limited supply of vacant land reduce the threat of new construction.

We also increased our investments in health care stocks, particularly large pharmaceutical companies. This was the best performing sector for the Fund. These stocks were attractive because of their strong earnings growth and their record of performing relatively well in difficult economic times due to the durability of demand for health care products. Health care stocks also tended to be selling at depressed valuations because of concerns that election-year politics and pressure for Medicare prescription benefits could ultimately lead to drug price controls. But we believed that the consistent earnings growth of this sector over an economic cycle would be a more important driver of stock prices. We invested in companies such as Johnson & Johnson, Abbott Laboratories, Schering-Plough and the convertible securities of Pharmacia. We also added to our positions in American Home Products and Bristol Myers. One of the top performers for the Fund was Shared Medical Systems, which was acquired by Siemens.

We continued to reduce our holdings in industrial and cyclical stocks, which were vulnerable to the effects of rising interest rates. Early this calendar year, we also reduced our holding in telecommunications stocks and convertible securities, taking profits from their strong stock performance in prior months. We sold part of our investments in companies such as American Tower, Level 3, Qwest Communications, Metromedia Fiber and Global Crossings.

                                    EVERGREEN                       (formerly,
                                Equity Income Fund                  Evergreen
                           Portfolio Manager Interview              Income and
                                                                    Growth Fund)


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 7/31/2000 net assets)

Qwest Trends Trust                                                          2.3%
AES Trust III                                                               2.1%
American Home Products Corp.                                                2.1%
Utilicorp United, Inc.                                                      2.0%
The Williams Companies, Inc.                                                2.0%
QUALCOMM, Inc.                                                              2.0%
Metromedia Fiber, DECS                                                      1.9%
Murphy Oil Corp.                                                            1.8%
Baxter International, Inc.                                                  1.7%
TXU Corp.                                                                   1.6%

What is your outlook?

We believe the current relatively high interest rates should cause the economy to gradually lose steam and that the Federal Reserve Board may be close to ending its cycle of interest rate increases. In addition, if the costs of oil and natural gas remain at high levels, consumer spending may slow further once the home-heating season begins. It is possible to see several different scenarios unfolding in the current environment. For example, growth could slow enough to pinch corporate earnings, but not enough to cause the Federal Reserve Board to start lowering interest rates. Investors currently are uncertain whether the slowdown in economic growth will result in a "hard landing," with a dramatic decline in economic growth, or a "soft landing," with a more moderate slowdown. This uncertainty is reflected in the changing day-to-day trends in the stock market.

Until a clear pattern emerges, we intend to continue to focus primarily on defensive sectors, including utilities, health care and REITs, with stable earnings and attractive dividend yields. Should the economic landscape change significantly, we would again look for opportunities in more economically sensitive areas that would benefit from higher rates of economic growth.

                                    EVERGREEN
                             Growth and Income Fund
                       Fund at a Glance as of July 31, 2000

"We remained committed to our long-term strategy of investing in what we believe are outstanding companies that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown their ability to generate high returns on invested capital."

                                   Portfolio
                                   Management
                              -------------------

                    [PHOTO]                          [PHOTO]

              Irene D. O'Neill, CFA         Phillip M. Foreman, CFP, CFA
             Tenure: September 1999            Tenure: September 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE(1)
--------------------------------------------------------------------------------
[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

(1)Source: 2000 Morningstar, Inc.

(2)Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS(2)
--------------------------------------------------------------------------------
Portfolio Inception Date: 8/31/1978    Class A    Class B    Class C    Class Y
Class Inception Date                   1/3/1995  1/3/1995   1/3/1995  10/15/1986
1 year with sales charge                0.99%      0.23%      3.23%      n/a
1 year w/o sales charge                 6.01%      5.23%      5.23%      6.30%
5 years                                13.59%     13.64%     13.89%     15.01%
10 years                               14.10%     14.20%     14.21%     14.82%
Maximum Sales Charge                    4.75%      5.00%      2.00%      n/a
                                      Front End    CDSC       CDSC
12-month capital gain
distributions per share                 0.60       0.60       0.60       0.60
*    Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


                  EVERGREEN GROWTH &
                  INCOME FUND CLASS A        S & P 400 Midcap Total Return     Russell 2000 Value   Consumer Price Index - US
 7/31/90              9,525.00                         10,000                        10,000                   10,000
 7/31/91             10,635.08                         12,243                        11,071                   10,445
 7/31/92             12,054.01                         14,370                        12,797                   10,775
 7/31/93             14,124.80                         16,765                        15,193                   11,074
 7/31/94             15,118.19                         17,356                        15,744                   11,380
 7/31/95             18,836.74                         21,610                        19,028                   11,695
 7/31/96             21,620.38                         23,283                        22,051                   12,040
 7/31/97             30,348.53                         33,847                        32,818                   12,308
 7/31/98             33,763.19                         37,642                        38,633                   12,515
 7/31/99             35,261.86                         44,914                        44,422                   12,784
 7/31/00             37,400.98                         54,527                        42,206                   13,236

Comparison of a $10,000 investment in Evergreen Growth and Income Fund, Class A shares2, versus a similar investment in the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 400 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Growth and Income Fund, Class A shares, had a return of 6.01% for the twelve-month period ended July 31, 2000. Fund performance is before the deduction of any applicable sales charges. During the same period, the Standard & Poor's 400 Mid-Cap Index and the Russell 1000 Value Index returned 21.40% and -5.00% respectively, while the average return of multi-cap value funds was -2.55%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 7/31/2000)

Total Net Assets                                                   1,423,305,592
Number of Holdings                                                           205
Beta*                                                                       0.82
P/E Ratio*                                                                 22.7x
*as of 6/30/2000

What factors affected the Fund's performance?

We have a long-term strategy of investing in mid-sized companies that we believe are undervalued. We buy good businesses on sale. This strategy was not in vogue during the twelve months ended July 31, 2000, as momentum-driven styles were more in favor. Over the year, performance in the mid-cap stock market was led by semi-conductor, biotechnology, oil drilling and electric utility companies. We de-emphasized companies in those areas because they didn't meet our investment standards. In the case of semi-conductor companies, while there were several outstanding businesses, we believed their stock prices were fully valued in the market. In the cases of biotechnology, oil drilling and electric utilities, we did not find many companies that we believed were truly outstanding businesses.

One area that we emphasized and that worked very well for us was the general health care industry other than biotechnology. A leading investment was in Warner-Lambert, a major holding that was acquired by Pfizer at a substantial premium to its stock price. After the acquisition, we continued to hold Pfizer stock, which continued to perform very well.

Another outstanding performer in the pharmaceutical industry was Elan, which develops mechanisms and products to control the delivery and absorption of drug compounds. It produces devices such as syringes, patches and time-release pills that help control drug dosages. Its stock rose by almost 90% during the period.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 7/31/2000 net assets)

Information Technology                                                     25.2%
Financials                                                                 18.0%
Industrials                                                                13.3%
Consumer Discretionary                                                     13.2%
Health Care                                                                12.2%

What were your principal strategies?

We remained committed to our long-term strategy of investing in what we believe are outstanding companies that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown their ability to generate high returns on invested capital. We want to invest in these companies when they are on sale, which means when their stock prices are trading at substantial discounts--typically 40% or more--to the private market value of the company, or the price that another corporation would likely pay to acquire the company.

We intend to focus more on mid-cap stocks than in the past. There are a number of large-cap holdings that were purchased previously or grew from mid-cap to large-cap levels. Rather than selling all the large-cap

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview

stocks at once, we are planning to shift gradually toward mid-cap stocks by selling the large-cap holdings when we feel they have become fully valued.

We recently have invested in several mid-cap companies that have not yet begun to perform, but which we believe have terrific potential for the Fund.

One highly visible, and truly unique, example is Martha Stewart. Because Martha Stewart's company has developed a franchise with a well defined, highly targeted audience, her magazine can charge some of the highest advertising rates in the industry. In addition, Ms. Stewart has the distinct advantage of being paid to go on television to promote her publications and services. While the stock has not performed particularly well since its initial public offering, the company has good earnings and cash flow growth. We believe the stock should begin to improve in performance.

Another recent investment is Charter Communications, a cable television company which Microsoft founder Paul Allen recently brought public. This company operates cable television franchises, primarily in the Midwest, in markets where there is limited competition. We also believe its stock should start to perform better.


What are some of the investments that supported performance?

Several Fund holdings did very well. We already have mentioned two pharmaceutical companies: Pfizer and Elan.

In the telecommunications industry, Convergy's, the largest cellular phone billing company in the country, had excellent performance. It is the low-cost competitor providing a vital service to the fast-growing wireless communications market. Three of the nation's four largest wireless telecommunications companies, including AT&T and Sprint, use Convergy's to process their billing. Convergy's has a business that is hard to duplicate and it has a competitive advantage because of efficient operations. The stock, one of our top holdings throughout the twelve month period, was up more than 100% during the period.

American Tower Corporation was another holding that benefited from the growth in wireless communications. It is one of the largest operators of cellular telephone towers in an industry where there are significant barriers to new competitors. American Tower has excellent tower locations and the advantage of being able to market its services to different cellular service companies. Its stock rose by 82% during the twelve months.

Another successful investment was in Neuberger-Berman, an investment management firm whose stock rose by more than 100% during the twelve months.
Neuberger-Berman's attractive stock price became highlighted with the high-profile acquisitions of several other investment management firms by large institutions.

Another financial services company that performed well was Lehman Brothers, which specializes in security underwriting. Many of its competitors were purchased at substantial premiums to their stock prices, highlighting the value of Lehman Brothers' stock, which appreciated by 60% during the year.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 7/31/2000 net assets)

Stilwell Financial, Inc.                                                    2.9%
Convergys Corp.                                                             2.9%
Seagate Technology, Inc.                                                    2.6%
American Tower Systems Corp., Class A                                       2.4%
Pfizer, Inc.                                                                2.3%
Cisco Systems, Inc.                                                         2.1%
Neuberger-Berman, Inc.                                                      1.9%
PE Corp-PE Biosystems Group                                                 1.7%
Lockheed Martin Corp.                                                       1.7%
General Electric Co.                                                        1.6%

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview


What is your outlook?

After a repeated series of short-term interest rate increases, we believe the Federal Reserve Board is at the end of its rate hikes. As a result, we believe the broader stock market should start to improve in performance in an environment of slow economic growth and low inflation. We have concentrated our portfolio in historically defensive industries, including aerospace, defense, pharmaceuticals and cellular phones, which should do well in this environment. However, we also expect to be increasing our weightings in industries such as financial services and consumer discretionary, which tend to perform well as interest rates start to decline. In addition, we have added to our position in technology to take advantage of the recent price corrections in this sector. For the first time in many months, outstanding technology companies have gone on sale. By the close of the fiscal year, we had increased our technology weighting to about 27% of net assets, which is in line with the technology weighting in the S&P 400 Mid-cap Index.

We have confidence in our style and will continue to look for outstanding businesses that are on sale. We intend to invest in those sectors or groups that have strong business fundamentals and attractive stock prices.

                                    EVERGREEN
                              Small Cap Value Fund
                      Fund at a Glance as of July 31, 2000

"We have found many good companies selling at reasonable stock valuations at a time when there is evidence of renewed investor interest in small-cap value stocks."

                              Portfolio Management
                              --------------------

                          [PHOTO OF JORDAN ALEXANDER]

                             Jordan Alexander, CFA
                              Tenure: January 1999


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE(1)
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.


--------------------------------------------------------------------------------------------
                                  PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------------------
Portfolio Inception Date:
10/1/1993                               Class A    Class B   Class C    Class Y    Class IS
Class Inception Date                   1/3/1995   1/3/1995  1/24/1995  10/1/1993  6/30/2000
Average Annual Returns*
1 year with sales charge                -5.58%     -6.47%     -3.58%      n/a        n/a
1 year w/o sales charge                 -0.85%     -1.55%     -1.62%      -0.59%     -0.59%
5 years                                 10.57%     10.54%     10.74%      11.93%     11.93%
Since Portfolio Inception               10.08%     10.19%     10.15%      11.10%     11.10%
Maximum Sales Charge                     4.75%      5.00%      2.00%       n/a        n/a
                                      Front End     CDSC       CDSC
12-month income
dividends per share                      0.04       0.01       0.01        0.05       0.00

*    Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

         EVERGREEN SMALL CAP VALUE FUND      Russell 2000 Value     Consumer Price Index - US       Russell 2000
 10/1/93                     9,524                 10,000                          10,000             10,000
 7/31/94                     9,564                  9,899                          10,185              9,514
 7/31/95                    11,110                 11,548                          10,467             11,876
 7/31/96                    12,895                 12,777                          10,776             12,697
 7/31/97                    18,422                 18,032                          11,016             16,936
 7/31/98                    19,020                 19,107                          11,201             17,328
 7/31/99                    19,433                 19,083                          11,441             18,613
 7/31/00                    19,268                 20,007                          11,846             21,176


Comparison of a $10,000 investment in Evergreen Small Cap Value Fund, Class A shares/2/, versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value), the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 Value and the Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

Minimum investment in Class IS Shares is $1,000,000.

                                    EVERGREEN
                              Small Cap Value Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended July 31, 2000, Evergreen Small Cap Value Fund Class A shares returned -0.85%, compared with a gain of 4.85% for the Russell 2000 Value Index. Fund performance is before the deduction of any applicable sales charges. The Russell 2000 Index returned 13.77% for the same period.



                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 7/31/2000)

Total Net Assets                                                     224,529,345
Number of Holdings                                                           124
Beta*                                                                       0.45
P/E Ratio*                                                                 20.6x
*As of 6/30/2000

What were the principal factors affecting performance?

The Fund's performance improved substantially during the second six months of the fiscal year. Increased weightings in health care and technology were major factors. The increased emphasis on energy stocks also supported performance. However, investments in consumer discretionary and financial services, which were areas of emphasis before January 2000, detracted from returns. Although we reduced the Fund's investments in consumer discretionary, stocks from this sector continued to be a drag on performance during the second six months of the period.

                                Top 5 Industries
                                ----------------
                    (as a percentage of 7/31/2000 net assets)

Financials                                                                 19.2%
Health Care                                                                15.4%
Information Technology                                                     14.9%
Consumer Discretionary                                                     11.7%
Industrials                                                                 8.4%

What were some of the individual stocks that helped the Fund's performance?

Stock selections in health care and technology were the greatest individual contributors to the Fund's returns. Leading performers in the health care industry included Amerisource, Arthrocare, Alpharma and Jones Pharma.

Amerisource, the fourth largest pharmaceutical distributor in the U.S., is benefiting from a significant contract win and improved earnings visibility. Its stock rose by 24.78% during the period. Arthrocare, which manufactures equipment used in arthroscopic surgery, rose 154.80% for the twelve-month period. Alpharma, a generic pharmaceutical company, also contributed to the Fund's performance. The Fund's investment in Alpharma convertible bonds appreciated 62.60% during the period. Alpharma manufactures generic pharmaceutical products for the U.S. and European markets, and also operates an animal health and fine chemicals business. The company announced the acquisition of an animal feed additive business that is expected to fuel an acceleration in earnings growth next year. The stock of Jones Pharma, a specialty pharmaceutical company focused in endocrinology and emergency care, appreciated 100.23% for the twelve months on strong earnings growth.

                                    EVERGREEN
                              Small Cap Value Fund
                           Portfolio Manager Interview

The best performing investments in technology included Hadco, Plexus Corp. and Scientific Atlanta. Hadco, a printed circuit-board manufacturer, appreciated 181.06% for the twelve months, helped by strong earnings and the company's acquisition by Sanmina, a contract manufacturer. Plexus Corp, another contract manufacturer, appreciated 87.13% during the period. The company is benefiting from the manufacturing-outsourcing trend in technology and communications. In addition, the announcement that Cisco Systems was acquiring Arrowpoint was a positive for Plexus, as Arrowpoint is a major customer. Scientific Atlanta rose 321.90% during the period. The company is a leading manufacturer of set-top boxes and transmission equipment for the cable television industry, and is a beneficiary of the industry's upgrade in equipment for broadband services.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 7/31/2000 net assets)

AmeriSource Health Corp., Class A                                           2.4%
Granite State Bankshares, Inc.                                              2.0%
MDU Resources Group, Inc.                                                   1.8%
Michael Foods, Inc.                                                         1.8%
Pier 1 Imports, Inc.                                                        1.7%
Avocent Corp.                                                               1.6%
Watson Pharmaceuticals, Inc.                                                1.5%
Zebra Technologies Corp., Class A                                           1.5%
Mid-State Bancshares                                                        1.4%
Affiliated Computer Services, Inc., Class A                                 1.3%

What is your outlook?

We have a very favorable outlook for the stocks in the portfolio. We have found what we believe to be many good companies selling at reasonable stock valuations at a time when there is evidence of renewed investor interest in small-cap value stocks. Relative to large-cap companies, small-caps trade at more attractive valuations and we believe small-caps can generate stronger earnings growth this year. The reasonable prices of these stocks, combined with continued stock buybacks and merger-and-acquisition activity, increases the potential for strong small-cap performance.

Indications that the Federal Reserve Board may be approaching the end of its current cycle of short-term interest rate increases are another positive for small-cap stocks, which have generally out performed in a declining interest rate environment. Stabilization of interest rates also would create a more favorable environment for sectors such as consumer discretionary and financials, which have under-performed during the past year.

While there has been some evidence that the rate of economic growth may be slowing, growth is still high on an absolute basis. This usually is a positive sign for small-cap stock investors, who are more willing to invest in young companies in a growing economy.

                                    EVERGREEN
                                  Utility Fund
                      Fund at a Glance as of July 31, 2000

"We invest with a long-term outlook, and we work to compile a portfolio of companies that we believe can maximize the Fund's objective."

                                   Portfolio
                                  Management
                              ------------------

                Leslie B. Rich, CFA             Doris Kelley-Watkins
                Tenure: February 2000           Tenure: February 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------


[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/4/1994   Class A     Class B    Class C    Class Y
Class Inception Date                 1/4/1994    1/4/1994   9/2/1994  2/28/1994
Average Annual Returns*
1 year with sales charge             15.98%       15.79%      18.88%     n/a
1 year w/o sales charge              21.75%       20.79%      20.88%     21.98%
5 years                              18.02%       18.05%      18.25%     19.40%
Since Portfolio Inception            14.58%       14.60%      14.67%     15.71%
Maximum Sales Charge                  4.75%        5.00%       2.00%      n/a
                                    Front End      CDSC        CDSC
30-day SEC Yield                      1.02%        0.26%       0.29%      1.27%
12-month income dividends
per share                             0.35         0.24        0.24       0.38
12-month capital gain
distributions per share               1.18         1.18        1.18       1.18

*    Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

              EVERGREEN UTILITY
               FUND CLASS A           CPI          S & P 500     S&P Utilities

 1/04/94             9,525            10,000        10,000           10,000
 7/31/95            10,179            10,460        12,584           10,843
 7/31/96            11,198            10,768        14,669           12,156
 7/31/97            13,589            11,008        22,317           14,005
 7/31/98            15,939            11,193        26,621           16,944
 7/31/99            20,088            11,433        32,002           19,153
 7/31/00            24,456            11,838        34,873           21,466


Comparison of change in value of a$10,000 investment in Evergreen Utility Fund Class A shares2, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utilities and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments into a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

                                    EVERGREEN
                                  Utility Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended July 31, 2000, Evergreen Utility Fund Class A shares returned 21.75%, while the median return of utility funds was 7.77%, according to Lipper Inc., an independent monitor of mutual fund performance. During the same twelve month period, the Standard & Poor's Utility Index returned 12.08% and the Standard & Poors 500 returned 8.97%. Fund performance is before the deduction of any applicable sales charges.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 7/31/2000)

Total Net Assets                                                     422,353,967
Number of Holdings                                                            67
Beta*                                                                       0.54
P/E Ratio*                                                                 14.9x
* As of 6/30/2000

What was the investment environment like during the twelve-month period?

Early in the period, we witnessed a continuation of the trend in which the market favored the above-average growth opportunities of telecommunications stocks, while electric utility stock prices lagged. However, market sentiment later reversed and electric utility shares have gained steadily since March. Deregulation has been initiated in all of the highly regulated utility businesses: telecommunications, gas and, most recently, electricity. Electric utilities, once strictly regulated, are now facing less governmental supervision and more competition, including competition from new entrants to their industries.

Utility stocks historically have not performed well as interest rates rise. However, electric utility stock prices rose, even though the Federal Reserve Board gradually raised the primary short-term interest rate by a total of 1.00% during the first seven months of calendar year 2000. One reason was the defensive nature of utility stocks in a time of growing investor uncertainty and anxiety about the direction of both the overall economy and the general stock market. Another was a sharp decline for 10-year Treasury Bond rates, which influence utility stock prices more than any other rate measure. This was an unusual period, which we do not expect to continue indefinitely, and yet it worked to the benefit of the Fund's performance.



How did deregulation affect utilities?

Traditional electric utilities were the last to arrive in this new environment of less regulation and more competition. Telecommunications companies and gas utilities entered a deregulated era with increased competition earlier and more completely, although both still have some governmental regulatory restraints remaining. Electric utilities have much more regulatory oversight than other types of utilities, which can limit their ability to maneuver successfully through the uncharted waters of competition. We have begun to see the traditional integrated electric utilities--which both generated and distributed power--adopt new business models. Some companies concentrate on distributing power, while others concentrate on power generation. Still others will pursue higher growth businesses.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 7/31/2000 net assets)

Utilities                                                                  48.6%
Telecommunication Services                                                 34.1%
Information Technology                                                     10.4%
Consumer Discretionary                                                      0.9%
Industrials                                                                 0.3%

                                    EVERGREEN
                                  Utility Fund
                           Portfolio Manager Interview

What were your principal investment strategies?

Our utility investments are selected with a goal of maximum total return, that is, combining above-average income and price appreciation. While electric utility investments tend to be defensive in relation to the overall market, we don't want to give up growth to be defensive. We invest with a long-term outlook, and we work to compile a portfolio of companies that we believe can maximize the Fund's objective. This strategy includes telecommunications stocks, which we believe are well positioned for future revenue growth.



What are some examples of the Fund investments?

Three types of holdings illustrate the diversified nature of the Fund's investments used to maximize total return throughout the long term.

Consolidated Edison of New York is an example of a defensive stock with an above-average yield. Con Ed is an electric utility serving metropolitan New York City. It has divested itself of most of its power generating facilities and plans to sell its nuclear plant within the next year. Now, it concentrates on transmission and distribution of electric power to New York City and Westchester County and distribution of natural gas to most of the same service area. While Con Ed offers modest growth opportunities, its stock pays an above-average yield of about 7.0%. This yield is expected to grow by about 2% a year over the next several years. Electric utility stocks like Con Ed, which provide defensive protection and safety, are an excellent base for the Fund's income component.

Calpine, an unregulated, independent power producer, develops, owns and operates generation facilities in regions where electricity supplies often are tight. Calpine's efficient, low-cost power plants support our expectation for 40% earnings growth over the next several years, owing to current and projected supply shortages. This company is an example of a very successful new entrant into the deregulating power industry.

Nextel Communications represents a third type of company in which the Fund invests. Nextel is a national wireless communications provider, primarily targeting business customers, with a distinct competitive advantage in its single-button-calling feature, called "Direct Connect." In addition to its national wireless network, Nextel is also developing a global network that should position it very well for future revenue growth of 25% to 30%.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 7/31/2000 net assets)

Enron Corp.                                                                 4.9%
Dynegy, Inc.                                                                3.5%
Qwest Communications International, Inc.                                    3.4%
AES Corp.                                                                   3.3%
Calpine Capital Trust                                                       3.1%
Scottish Power Plc, ADR                                                     2.7%
Nextel Communications, Inc., Class A                                        2.6%
American Electric Power Co., Inc.                                           2.5%
Verizon Communications                                                      2.5%
Leap Wireless International, Inc.                                           2.3%

What is your outlook?

We plan to continue our diversified approach to utility investing. Although telecommunications stocks have pulled back from their market highs in recent months, we still think they have excellent long-term growth prospects and we are searching for value opportunities in this sub-sector, stocks that we can acquire at attractive prices. In addition, we will look for new names among power generating companies with what we believe are superior long-term growth prospects, as well as traditional electric utilities that provide attractive income for the portfolio.

We will seek to combine all three types of companies in ways that may deliver meaningful monthly dividends and opportunities for growth in principal as we seek to maximize the Fund's total return.

                                    EVERGREEN
                                   Value Fund
                      Fund at a Glance as of July 31, 2000

"We remain positive about the outlook for the value style of investing, and positive about the opportunities that active portfolio management can uncover in companies that have been overlooked by investors."

                                  Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                              Matthew D. Finn, CFA
                               Tenure: March 1998


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE(1)
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 7/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

(1)Source: 2000 Morningstar, Inc.

(2)Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are available to institutional shareholders, Evergreen Fund shareholders prior to January 1995 and shareholders of record prior to October 12, 1990, and any series of Evergreen Investment Trust which existed at that time.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.



--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS(2)
--------------------------------------------------------------------------------

Portfolio Inception Date:            Class A    Class B    Class C    Class Y
4/12/1985
Class Inception Date                4/12/1985   2/2/1993   9/2/1994   1/3/1991
Average Annual Returns*
1 year with sales charge             -8.36%     -8.67%      -6.18%     n/a
1 year w/o sales charge              -3.78%     -4.51%      -4.52%     -3.59%
5 years                              12.33%     12.35%      12.61%     13.70%
10 years                             11.90%     11.87%      11.97%     12.73%
Maximum Sales Charge                 4.75%      5.00%       2.00%      n/a
                                  Front End     CDSC        CDSC
30-day SEC Yield                     0.81%      0.05%       0.06%      1.05%
12-month income dividends
per share                            0.19       0.04        0.04       0.25
12-month capital gain
distributions per share              3.11       3.11        3.11       3.11

*    Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

              EVERGREEN VALUE PORTFOLIO          Consumer Price        S & P 500 Composite       Russell 1000
                       CLASS A                    Index - US               Total Return              Value
  7/31-90                       9,525                 10,000                 10,000                 10,000
  7/31-91                      10,612                 10,445                 11,276                 11,071
  7/31-92                      11,744                 10,775                 12,718                 12,797
  7/31-93                      12,687                 11,074                 13,829                 15,193
  7/31-94                      13,637                 11,380                 14,542                 15,744
  7/31-95                      16,396                 11,695                 18,339                 19,028
  7/31-96                      18,101                 12,040                 21,378                 22,051
  7/31-97                      25,740                 12,308                 32,524                 32,818
  7/31-98                      28,200                 12,515                 38,795                 38,633
  7/31-99                      31,996                 12,784                 46,639                 44,422
  7/31-00                      30,712                 13,236                 50,822                 42,206


Comparison of a $10,000 investment in Evergreen Value Fund, Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index
(CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of July 31, 2000 and subject to change.

                                    EVERGREEN
                                   Value Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended July 31, 2000, Evergreen Value Fund Class A shares returned -3.78%. Fund performance is before the deduction of any applicable sales charges. During the same twelvemonth period, the Russell 1000 Value Index returned -5.00% and the Standard & Poor's 500 Index returned 8.97%. The median return of multi-cap value funds was -2.24%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 7/31/2000)

Total Net Assets                                                     646,397,406
Number of Holdings                                                            92
Beta*                                                                       0.84
P/E Ratio*                                                                 25.4x
*As of 6/30/2000

What factors affected performance during the twelve-month period?

While the first six months were difficult, performance relative to the benchmark Russell 1000 Value Index improved markedly during the final six months of the period, helped by the strong returns from Fund holdings in the health care and technology sectors.

The period started out, in the latter part of 1999, with a continuation of the trend of the previous two years. Stock market performance was dominated by the top 20 growth stocks. It was a very narrow market, which did not favor value investing. The environment changed this year, however, as many technology stocks started to tumble and other sectors, including financial services and energy, improved in performance.

The Fund's investments in capital goods, health care and technology also supported performance. Capital goods companies such as General Electric, SCI Systems and American Power Conversion all were strong performers for the Fund, as were Quest Diagnostics in the health care field and Gateway, Micron Technology, LSI Logic and Intel in technology. Some of the Fund's holdings in consumer discretionary and financial services tended to hold back performance, and positions in many of the disappointing stocks in those sectors were eliminated during the period.

                                  Top 5 Sectors
                                 -------------
                    (as a percentage of 7/31/2000 net assets)

Financials                                                                 29.6%
Industrials                                                                11.9%
Information Technology                                                     10.6%
Energy                                                                      8.4%
Health Care                                                                 7.8%

What were your principal strategies?

Given the possibility that the Federal Reserve Board's interest rate hikes could lead to a slowdown in economic growth, holdings in many economically sensitive industries were reduced late in 1999. These are industries that tend to perform better when economic growth is accelerating, and include retail companies and companies involved in basic materials, such as chemicals and paper.

Health care and financial services investments have been over-weighted. These decisions particularly helped performance during the second six months of the period, as investors began to favor industries with more stable earnings as they anticipated an economic slowdown.

                                    EVERGREEN
                                   Value Fund
                           Portfolio Manager Interview

In late 1999, holdings in health care were increased, as they represented good value. Pharmaceutical stocks had come under pressure because of political controversies about the cost of prescription drugs and were selling at a discount compared to other sectors with similar fundamentals. In December, negative news affected the stock prices of holdings such as American Home Products (a failed merger) and Pharmacia Upjohn (a controversial acquisition of Monsanto), but the entire sector began to revive in early 2000. One of the best performers was Quest Diagnostics, which operates lung and tissue laboratories across the country. Its stock was selling at an attractive valuation, principally because of the controversy over regulatory issues and the efforts of HMOs to limit testing, but we believed the long-term prospects were excellent.

Throughout the period, a healthy weighting in technology was maintained, when compared to the benchmark Russell 1000 Value Index, but the weighting was increased in March after a correction created investment opportunities. Among the technology companies in which we invested during this period were Symantec, a software and services company, and Compaq Computer, a full-service computer company which is engineering a turn-around in operating performance.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 7/31/2000 net assets)

AMBAC Financial Group, Inc.                                                 3.6%
Exxon Mobil Corp.                                                           3.3%
General Electric Co.                                                        2.8%
FleetBoston Financial Corp.                                                 2.5%
Citigroup, Inc.                                                             2.4%
Verizon Communications                                                      2.2%
Compaq Computer Corp.                                                       2.2%
Emerson Electric Co.                                                        2.0%
Golden West Financial Corp.                                                 1.9%
Household International, Inc.                                               1.8%

What is your outlook?

We see opportunity. The market has broadened beyond the narrow focus of the previous two years and investors are again recognizing the importance of valuations--or stock prices--in their decisions. We particularly see opportunities among selected mid-sized stocks, with market capitalizations between$1 billion and $10 billion.

If the cycle of interest rate increases is nearing an end, we would anticipate an environment of stable interest rates and moderate growth and a broadening market.

We remain positive about the outlook for the value style of investing, and positive about the opportunities that we as active portfolio managers can uncover in companies that have been overlooked by investors.

                                   EVERGREEN
                                 Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended July 31,
                                                 -------------------------
                                                  2000     1999   1998 (a)
CLASS A SHARES
Net asset value, beginning of period             $32.88   $30.42   $27.39
                                                 ------   ------   ------
Income from investment operations
Net investment income (loss)                      (0.03)    0.05     0.08
Net realized and unrealized gains on securities    4.34     4.82     3.01
                                                 ------   ------   ------
Total from investment operations                   4.31     4.87     3.09
                                                 ------   ------   ------
Distributions to shareholders from
Net investment income                                 0    (0.03)   (0.06)
Net realized gains                                (2.40)   (2.38)       0
                                                 ------   ------   ------
Total distributions                               (2.40)   (2.41)   (0.06)
                                                 ------   ------   ------
Net asset value, end of period                   $34.79   $32.88   $30.42
                                                 ------   ------   ------
Total return*                                     13.22%   17.29%   11.29%
Ratios and supplemental data
Net assets, end of period (millions)             $  467   $  382   $  285
Ratios to average net assets
 Expenses++                                        1.15%    1.20%    1.20%+
 Net investment income (loss)                     (0.04%)   0.19%    0.49%+
Portfolio turnover rate                             153%     111%     112%


                            Year Ended July 31,         Year Ended August 31,
                           --------------------------   ----------------------
                            2000     1999    1998 (b)    1997    1996    1995
CLASS B SHARES
Net asset value,
 beginning of period       $32.54   $30.35    $29.79    $25.05  $22.98  $23.21
                           ------   ------    ------    ------  ------  ------
Income from investment
 operations
Net investment income
 (loss)                     (0.14)   (0.05)    (0.12)     0.15    0.12    0.25
Net realized and
 unrealized gains on
 securities                  4.15     4.62      5.72      7.97    3.69    2.66
                           ------   ------    ------    ------  ------  ------
Total from investment
 operations                  4.01     4.57      5.60      8.12    3.81    2.91
                           ------   ------    ------    ------  ------  ------
Distributions to
 shareholders from
Net investment income           0        0     (0.08)    (0.20)  (0.76)  (0.36)
Net realized gains          (2.40)   (2.38)    (4.96)    (3.18)  (0.98)  (2.78)
                           ------   ------    ------    ------  ------  ------
Total distributions         (2.40)   (2.38)    (5.04)    (3.38)  (1.74)  (3.14)
                           ------   ------    ------    ------  ------  ------
Net asset value, end of
 period                    $34.15   $32.54    $30.35    $29.79  $25.05  $22.98
                           ------   ------    ------    ------  ------  ------
Total return*               12.40%   16.26%    20.89%    34.76%  17.31%  13.87%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  477   $  255    $  118    $  313  $  225  $  199
Ratios to average net
 assets
 Expenses++                  1.90%    1.95%     1.68%+    1.57%   1.85%   1.75%
 Net investment income
  (loss)                    (0.79%)  (0.60%)   (0.02%)+   0.55%   0.52%   1.09%
Portfolio turnover rate       153%     111%      112%      109%    139%    115%

(a) For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
(b) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended July 31,
                                                 ---------------------------
                                                  2000      1999    1998 (a)
CLASS C SHARES
Net asset value, beginning of period             $ 32.63   $30.40    $27.70
                                                 -------   ------    ------
Income from investment operations
Net investment income (loss)                       (0.04)   (0.11)        0
Net realized and unrealized gains on securities     4.05     4.72      2.72
                                                 -------   ------    ------
Total from investment operations                    4.01     4.61      2.72
                                                 -------   ------    ------
Distributions to shareholders from
Net investment income                                  0        0     (0.02)
Net realized gains                                 (2.40)   (2.38)        0
                                                 -------   ------    ------
Total distributions                                (2.40)   (2.38)    (0.02)
                                                 -------   ------    ------
Net asset value, end of period                   $ 34.24   $32.63    $30.40
                                                 -------   ------    ------
Total return*                                      12.37%   16.37%     9.80%
Ratios and supplemental data
Net assets, end of period (thousands)            $21,810   $2,969    $  780
Ratios to average net assets
 Expenses++                                         1.90%    1.95%     2.02%+
 Net investment loss                               (0.78%)  (0.67%)   (0.27%)+
Portfolio turnover rate                              153%     111%      112%


                                                 Year Ended July 31,
                                                 ------------------
                                                  2000    1999 (b)
CLASS Y SHARES
Net asset value, beginning of period             $ 32.62   $32.30
                                                 -------   ------
Income from investment operations
Net investment income                               0.04        0
Net realized and unrealized gains on securities     4.33     0.32
                                                 -------   ------
Total from investment operations                    4.37     0.32
                                                 -------   ------
Distributions to shareholders from
Net realized gains                                 (2.40)       0
                                                 -------   ------
Total distributions                                (2.40)       0
                                                 -------   ------
Net asset value, end of period                   $ 34.59   $32.62
                                                 -------   ------
Total return                                       13.53%    0.99%
Ratios and supplemental data
Net assets, end of period (thousands)            $15,967   $  789
Ratios to average net assets
 Expenses++                                         0.90%    0.95%+
 Net investment income                              0.22%    0.08%+
Portfolio turnover rate                              153%     111%

(a) For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                                                  (formerly,
                                   EVERGREEN                      Evergreen
                               Equity Income Fund                 Income and
                              Financial Highlights                Growth Fund)
                (For a share outstanding throughout each period)

                                                                    Year Ended
                                 Year Ended July 31,                January 31,
                         ---------------------------------------  ----------------
                           2000     1999 #    1998    1997 (a) #   1997     1996
CLASS A SHARES
Net asset value,
 beginning of period     $  22.57  $  23.19  $ 23.94   $ 21.79    $ 20.15  $ 17.28
                         --------  --------  -------   -------    -------  -------
Income from investment
 operations
Net investment income        0.98      0.94     1.05      0.52       1.02     1.01
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.82)     1.50     0.81      2.15       1.67     2.94
                         --------  --------  -------   -------    -------  -------
Total from investment
 operations                  0.16      2.44     1.86      2.67       2.69     3.95
                         --------  --------  -------   -------    -------  -------
Distributions to
 shareholders from
Net investment income       (1.01)    (0.93)   (1.02)    (0.52)     (1.05)   (1.08)
Net realized gains          (0.86)    (2.13)   (1.59)        0          0        0
                         --------  --------  -------   -------    -------  -------
Total distributions         (1.87)    (3.06)   (2.61)    (0.52)     (1.05)   (1.08)
                         --------  --------  -------   -------    -------  -------
Net asset value, end of
 period                  $  20.86  $  22.57  $ 23.19   $ 23.94    $ 21.79  $ 20.15
                         --------  --------  -------   -------    -------  -------
Total return*                0.74%    12.14%    7.93%    12.45%     13.80%   23.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $ 62,692  $ 35,714  $15,005   $11,955    $ 9,678  $ 4,412
Ratios to average net
 assets
 Expenses++                  1.49%     1.46%    1.50%     1.45%+     1.44%    1.36%
 Net investment income       4.13%     4.39%    4.20%     4.69%+     4.93%    5.39%
Portfolio turnover rate       115%      124%     133%       72%       168%     138%

                                                                    Year Ended
                                 Year Ended July 31,                January 31,
                         ---------------------------------------  ----------------
                           2000     1999 #    1998    1997 (a) #   1997     1996
CLASS B SHARES
Net asset value,
 beginning of period     $  22.38  $  23.04  $ 23.81   $ 21.69    $ 20.08  $ 17.28
                         --------  --------  -------   -------    -------  -------
Income from investment
 operations
Net investment income        0.73      0.76     0.86      0.43       0.89     0.91
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.73)     1.51     0.81      2.15       1.64     2.87
                         --------  --------  -------   -------    -------  -------
Total from investment
 operations                  0.00      2.27     1.67      2.58       2.53     3.78
                         --------  --------  -------   -------    -------  -------
Distributions to
 shareholders from
Net investment income       (0.84)    (0.80)   (0.85)    (0.46)     (0.92)   (0.98)
Net realized gains          (0.86)    (2.13)   (1.59)        0          0        0
                         --------  --------  -------   -------    -------  -------
Total distributions         (1.70)    (2.93)   (2.44)    (0.46)     (0.92)   (0.98)
                         --------  --------  -------   -------    -------  -------
Net asset value, end of
 period                  $  20.68  $  22.38  $ 23.04   $ 23.81    $ 21.69  $ 20.08
                         --------  --------  -------   -------    -------  -------
Total return*                0.00%    11.34%    7.13%    12.06%     13.00%   22.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $177,968  $185,177  $54,544   $43,977    $35,323  $14,750
Ratios to average net
 assets
 Expenses++                  2.24%     2.21%    2.25%     2.20%+     2.19%    2.11%
 Net investment income       3.28%     3.61%    3.46%     3.94%+     4.17%    4.69%
Portfolio turnover rate       115%      124%     133%       72%       168%     138%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                                                  (formerly,
                                   EVERGREEN                      Evergreen
                               Equity Income Fund                 Income and
                              Financial Highlights                Growth Fund)
                (For a share outstanding throughout each period)


                                                                 Year Ended
                                   Year Ended July 31,           January 31,
                             ---------------------------------- --------------
                              2000   1999 #   1998   1997 (a) #  1997    1996
CLASS C SHARES
Net asset value, beginning
 of period                   $22.38  $23.04  $23.81    $21.69   $20.08  $17.27
                             ------  ------  ------    ------   ------  ------
Income from investment
 operations
Net investment income          0.88    0.76    0.87      0.44     0.87    0.90
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                 (0.88)   1.51    0.80      2.14     1.66    2.89
                             ------  ------  ------    ------   ------  ------
Total from investment
 operations                    0.00    2.27    1.67      2.58     2.53    3.79
                             ------  ------  ------    ------   ------  ------
Distributions to
 shareholders from
Net investment income         (0.84)  (0.80)  (0.85)    (0.46)   (0.92)  (0.98)
Net realized gains            (0.86)  (2.13)  (1.59)        0        0       0
                             ------  ------  ------    ------   ------  ------
Total distributions           (1.70)  (2.93)  (2.44)    (0.46)   (0.92)  (0.98)
                             ------  ------  ------    ------   ------  ------
Net asset value, end of
 period                      $20.68  $22.38  $23.04    $23.81   $21.69  $20.08
                             ------  ------  ------    ------   ------  ------
Total return*                  0.00%  11.34%   7.13%    12.06%   12.90%  22.40%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $9,112  $2,502  $1,259    $  950   $  982  $  523
Ratios to average net
 assets
 Expenses++                    2.25%   2.21%   2.25%     2.20%+   2.19%   2.11%
 Net investment income         3.43%   3.60%   3.48%     4.06%+   4.15%   4.67%
Portfolio turnover rate         115%    124%    133%       72%     168%    138%

                                                                 Year Ended
                                   Year Ended July 31,           January 31,
                             ---------------------------------- --------------
                              2000   1999 #   1998   1997 (a) #  1997    1996
CLASS Y SHARES
Net asset value, beginning
 of period                   $22.58  $23.22  $23.98    $21.81   $20.16  $17.28
                             ------  ------  ------    ------   ------  ------
Income from investment
 operations
Net investment income          0.94    0.99    1.02      0.55     1.08    1.10
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                 (0.72)   1.52    0.89      2.16     1.66    2.87
                             ------  ------  ------    ------   ------  ------
Total from investment
 operations                    0.22    2.51    1.91      2.71     2.74    3.97
                             ------  ------  ------    ------   ------  ------
Distributions to
 shareholders from
Net investment income         (1.07)  (1.02)  (1.08)    (0.54)   (1.09)  (1.09)
Net realized gains            (0.86)  (2.13)  (1.59)        0        0       0
                             ------  ------  ------    ------   ------  ------
Total distributions           (1.93)  (3.15)  (2.67)    (0.54)   (1.09)  (1.09)
                             ------  ------  ------    ------   ------  ------
Net asset value, end of
 period                      $20.87  $22.58  $23.22    $23.98   $21.81  $20.16
                             ------  ------  ------    ------   ------  ------
Total return                   1.00%  12.46%   8.16%    12.65%   14.10%  23.50%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                  $  733  $  847  $  880    $  900   $  858  $  914
Ratios to average net
 assets
 Expenses++                    1.23%   1.21%   1.25%     1.20%+   1.18%   1.19%
 Net investment income         4.29%   4.61%   4.46%     4.97%+   5.14%   5.70%
Portfolio turnover rate         115%    124%    133%       72%     168%    138%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                Year Ended July 31,            December 31,
                           ---------------------------------  ----------------
                            2000     1999    1998   1997 (b)   1996   1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period       $29.56   $29.14  $27.26   $22.53   $18.63   $14.48
                           ------   ------  ------   ------   ------   ------
Income from investment
 operations
Net investment income
 (loss)                     (0.09)    0.10    0.16     0.08     0.12     0.13
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.85     1.16    2.86     4.72     4.26     4.64
                           ------   ------  ------   ------   ------   ------
Total from investment
 operations                  1.76     1.26    3.02     4.80     4.38     4.77
                           ------   ------  ------   ------   ------   ------
Distributions to
 shareholders from
Net investment income           0    (0.06)  (0.13)   (0.07)   (0.13)   (0.14)
Net realized gains          (0.60)   (0.78)  (1.01)       0    (0.35)   (0.48)
                           ------   ------  ------   ------   ------   ------
Total distributions         (0.60)   (0.84)  (1.14)   (0.07)   (0.48)   (0.62)
                           ------   ------  ------   ------   ------   ------
Net asset value, end of
 period                    $30.72   $29.56  $29.14   $27.26   $22.53   $18.63
                           ------   ------  ------   ------   ------   ------
Total return*                6.01%    4.48%  11.26%   21.33%   23.50%   33.00%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  207   $  250  $  296   $  166   $   85   $   19
Ratios to average net
 assets
 Expenses++                  1.47%    1.43%   1.46%    1.47%+   1.41%    1.55%+
 Net investment income
  (loss)                    (0.28%)   0.33%   0.61%    0.57%+   0.70%    0.99%+
Portfolio turnover rate        61%      39%     20%       6%      14%      17%

                                                                 Year Ended
                              Year Ended July 31,               December 31,
                         -----------------------------------   -----------------
                          2000     1999     1998    1997 (b)    1996    1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period     $29.14   $28.88   $27.10    $22.43    $18.59    $14.48
                         ------   ------   ------    ------    ------    ------
Income from investment
 operations
Net investment income
 (loss)                   (0.35)   (0.14)   (0.02)    (0.02)        0      0.05
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions              1.86     1.18     2.81      4.69      4.20      4.61
                         ------   ------   ------    ------    ------    ------
Total from investment
 operations                1.51     1.04     2.79      4.67      4.20      4.66
                         ------   ------   ------    ------    ------    ------
Distributions to
 shareholders from
Net investment income         0        0        0         0     (0.01)    (0.07)
Net realized gains        (0.60)   (0.78)   (1.01)        0     (0.35)    (0.48)
                         ------   ------   ------    ------    ------    ------
Total distributions       (0.60)   (0.78)   (1.01)        0     (0.36)    (0.55)
                         ------   ------   ------    ------    ------    ------
Net asset value, end of
 period                  $30.05   $29.14   $28.88    $27.10    $22.43    $18.59
                         ------   ------   ------    ------    ------    ------
Total return*              5.23%    3.73%   10.44%    20.82%    22.60%    32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $  706   $  891   $1,000    $  542    $  245    $   46
Ratios to average net
 assets
 Expenses++                2.22%    2.18%    2.21%     2.25%+    2.17%     2.24%+
 Net investment income
  (loss)                  (1.03%)  (0.43%)  (0.14%)   (0.19%)+  (0.06%)    0.30%+
Portfolio turnover rate      61%      39%      20%        6%       14%       17%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                              Year Ended July 31,               December 31,
                         -----------------------------------   -----------------
                          2000     1999     1998    1997 (b)    1996    1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period     $29.14   $28.89   $27.10    $22.43    $18.58    $14.48
                         ------   ------   ------    ------    ------    ------
Income from investment
 operations
Net investment income
 (loss)                   (0.36)   (0.16)   (0.02)    (0.02)        0      0.06
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions              1.87     1.19     2.82      4.69      4.21      4.60
                         ------   ------   ------    ------    ------    ------
Total from investment
 operations                1.51     1.03     2.80      4.67      4.21      4.66
                         ------   ------   ------    ------    ------    ------
Distributions to
 shareholders from
Net investment income         0        0        0         0     (0.01)    (0.08)
Net realized gains        (0.60)   (0.78)   (1.01)        0     (0.35)    (0.48)
                         ------   ------   ------    ------    ------    ------
Total distributions       (0.60)   (0.78)   (1.10)        0     (0.36)    (0.56)
                         ------   ------   ------    ------    ------    ------
Net asset value, end of
 period                  $30.05   $29.14   $28.89    $27.10    $22.43    $18.58
                         ------   ------   ------    ------    ------    ------
Total return*              5.23%    3.69%   10.47%    20.82%    22.60%    32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $   26   $   37   $   50    $   24    $   10    $   20
Ratios to average net
 assets
 Expenses++                2.21%    2.18%    2.21%     2.25%+    2.17%     2.15%+
 Net investment income
  (loss)                  (1.02%)  (0.42%)  (0.13%)   (0.19%)+  (0.06%)    0.35%+
Portfolio turnover rate      61%      39%      20%        6%       14%       17%

                                                                 Year Ended
                              Year Ended July 31,               December 31,
                         -----------------------------------   -----------------
                          2000     1999     1998    1997 (b)    1996      1995
CLASS Y SHARES
Net asset value,
 beginning of period     $29.65   $29.19   $27.29    $22.55    $18.64    $14.52
                         ------   ------   ------    ------    ------    ------
Income from investment
 operations
Net investment income
 (loss)                   (0.01)    0.19     0.24      0.11      0.18      0.18
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions              1.86     1.15     2.87      4.73      4.25      4.59
                         ------   ------   ------    ------    ------    ------
Total from investment
 operations                1.85     1.34     3.11      4.84      4.43      4.77
                         ------   ------   ------    ------    ------    ------
Distributions to
 shareholders from
Net investment income         0    (0.10)   (0.20)    (0.10)    (0.17)    (0.17)
Net realized gains        (0.60)   (0.78)   (1.01)        0     (0.35)    (0.48)
                         ------   ------   ------    ------    ------    ------
Total distributions       (0.60)   (0.88)   (1.21)    (0.10)    (0.52)    (0.65)
                         ------   ------   ------    ------    ------    ------
Net asset value, end of
 period                  $30.90   $29.65   $29.19    $27.29    $22.55    $18.64
                         ------   ------   ------    ------    ------    ------
Total return               6.30%    4.75%   11.56%    21.52%    23.80%    32.90%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $  484   $  634   $  801    $  616    $  442    $  141
Ratios to average net
 assets
 Expenses++                1.22%    1.18%    1.20%     1.21%+    1.16%     1.27%
 Net investment income
  (loss)                  (0.03%)   0.57%    0.86%     0.82%+    0.93%     1.11%
Portfolio turnover rate      61%      39%      20%        6%       14%       17%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                    Year Ended
                                  Year Ended July 31               December 31,
                         ---------------------------------------- ----------------
                          2000       1999      1998    1997 (b) #  1996   1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period     $ 15.57     $15.75    $15.69    $13.10   $11.57   $ 9.64
                         -------   --------  --------    ------   ------   ------
Income from investment
 operations
Net investment income       0.05       0.26      0.29      0.14     0.34     0.34
Net realized and
 unrealized gains or
 losses on securities      (0.18)      0.04      0.24      2.59     2.13     2.45
                         -------   --------  --------    ------   ------   ------
Total from investment
 operations                (0.13)      0.30      0.53      2.73     2.47     2.79
                         -------   --------  --------    ------   ------   ------
Distributions to
 shareholders from
Net investment income      (0.04)     (0.30)    (0.28)    (0.13)   (0.34)   (0.37)
Net realized gains             0      (0.18)    (0.19)    (0.01)   (0.60)   (0.49)
                         -------   --------  --------    ------   ------   ------
Total distributions        (0.04)     (0.48)    (0.47)    (0.14)   (0.94)   (0.86)
                         -------   --------  --------    ------   ------   ------
Net asset value, end of
 period                  $ 15.40     $15.57    $15.75    $15.69   $13.10   $11.57
                         -------   --------  --------    ------   ------   ------
Total return*              (0.85%)     2.17%     3.24%    20.99%   22.00%   29.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $48,166    $59,451   $54,142    $4,239   $  336   $  216
Ratios to average net
 assets
 Expenses++                 1.76%      1.67%     1.68%     1.71%+   1.75%    1.75%+
 Net investment income      0.41%      1.85%     1.95%     1.88%+   3.08%    3.39%+
Portfolio turnover rate      138%        54%       18%       13%      50%      48%

                                                                    Year Ended
                                 Year Ended July 31,               December 31,
                         ---------------------------------------- ----------------
                          2000       1999      1998    1997 (b) #  1996   1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period     $ 15.48   $  15.67  $  15.64    $13.09   $11.57   $ 9.64
                         -------   --------  --------    ------   ------   ------
Income from investment
 operations
Net investment income
 (loss)                    (0.07)      0.16      0.19      0.08     0.27     0.28
Net realized and
 unrealized gains or
 losses on securities      (0.17)      0.02      0.22      2.57     2.11     2.43
                         -------   --------  --------    ------   ------   ------
Total from investment
 operations                (0.24)      0.18      0.41      2.65     2.38     2.71
                         -------   --------  --------    ------   ------   ------
Distributions to
 shareholders from
Net investment income      (0.01)     (0.19)    (0.19)    (0.09)   (0.26)   (0.29)
Net realized gains             0      (0.18)    (0.19)    (0.01)   (0.60)   (0.49)
                         -------   --------  --------    ------   ------   ------
Total distributions        (0.01)     (0.37)    (0.38)    (0.10)   (0.86)   (0.78)
                         -------   --------  --------    ------   ------   ------
Net asset value, end of
 period                  $ 15.23   $  15.48  $  15.67    $15.64   $13.09   $11.57
                         -------   --------  --------    ------   ------   ------
Total return*              (1.55%)     1.35%     2.49%    20.37%   21.10%   28.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $69,450   $110,809  $130,191    $9,462   $  692   $  266
Ratios to average net
 assets
 Expenses++                 2.51%      2.42%     2.43%     2.46%+   2.50%    2.50%+
 Net investment income
  (loss)                   (0.32%)     1.15%     1.20%     1.12%+   2.39%    2.67%+
Portfolio turnover rate      138%        54%       18%       13%      50%      48%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                  Year Ended
                                Year Ended July 31,              December 31,
                         -------------------------------------- ----------------
                          2000      1999     1998    1997 (b) #  1996   1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period     $ 15.46   $ 15.66  $ 15.63    $13.09   $11.56   $ 9.74
                         -------   -------  -------    ------   ------   ------
Income from investment
 operations
Net investment income
 (loss)                    (0.08)     0.16     0.19      0.10     0.28     0.28
Net realized and
 unrealized gains or
 losses on securities      (0.17)     0.01     0.22      2.54     2.10     2.33
                         -------   -------  -------    ------   ------   ------
Total from investment
 operations                (0.25)     0.17     0.41      2.64     2.38     2.61
                         -------   -------  -------    ------   ------   ------
Distributions to
 shareholders from
Net investment income      (0.01)    (0.19)   (0.19)    (0.09)   (0.25)   (0.30)
Net realized gains             0     (0.18)   (0.19)    (0.01)   (0.60)   (0.49)
                         -------   -------  -------    ------   ------   ------
Total distributions        (0.01)    (0.37)   (0.38)    (0.10)   (0.85)   (0.79)
                         -------   -------  -------    ------   ------   ------
Net asset value, end of
 period                  $ 15.20   $ 15.46  $ 15.66    $15.63   $13.09   $11.56
                         -------   -------  -------    ------   ------   ------
Total return*              (1.62%)    1.28%    2.49%    20.30%   21.10%   27.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $12,637   $22,842  $26,197    $2,770   $   56   $   24
Ratios to average net
 assets
 Expenses++                 2.50%     2.42%    2.43%     2.45%+   2.50%    2.50%+
 Net investment income
  (loss)                   (0.29%)    1.15%    1.20%     1.20%+   2.33%    2.63%+
Portfolio turnover rate      138%       54%      18%       13%      50%      48%

                                                                  Year Ended
                                Year Ended July 31,              December 31,
                         --------------------------------------  --------------
                          2000      1999     1998    1997 (b) #   1996    1995
CLASS Y SHARES
Net asset value,
 beginning of period     $ 15.57   $ 15.77  $ 15.71   $ 13.12    $11.58  $ 9.70
                         -------   -------  -------   -------    ------  ------
Income from investment
 operations
Net investment income       0.05      0.33     0.34      0.19      0.38    0.38
Net realized and
 unrealized gains or
 losses on securities      (0.14)    (0.02)    0.24      2.56      2.13    2.38
                         -------   -------  -------   -------    ------  ------
Total from investment
 operations                (0.09)     0.31     0.58      2.75      2.51    2.76
                         -------   -------  -------   -------    ------  ------
Distributions to
 shareholders from
Net investment income      (0.05)    (0.33)   (0.33)    (0.15)    (0.37)  (0.38)
Net realized gains             0     (0.18)   (0.19)    (0.01)    (0.60)  (0.50)
                         -------   -------  -------   -------    ------  ------
Total distributions        (0.05)    (0.51)   (0.52)    (0.16)    (0.97)  (0.88)
                         -------   -------  -------   -------    ------  ------
Net asset value, end of
 period                  $ 15.43   $ 15.57  $ 15.77   $ 15.71    $13.12  $11.58
                         -------   -------  -------   -------    ------  ------
Total return               (0.59%)    2.31%    3.57%    21.09%    22.40%  29.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $92,921   $56,903  $96,556   $42,374    $8,592  $4,806
Ratios to average net
 assets
 Expenses++                 1.50%     1.42%    1.39%     1.39%+    1.50%   1.50%
 Net investment income      0.70%     2.19%    2.23%     2.39%+    3.36%   3.56%
Portfolio turnover rate      138%       54%      18%       13%       50%     48%

(a) For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended
                                                 July 31, 2000 (a)
CLASS IS SHARES
Net asset value, beginning of period                  $15.61
                                                      ------
Income from investment operations
Net investment income                                   0.00
Net realized and unrealized gains on securities        (0.18)
                                                      ------
Total from investment operations                       (0.18)
                                                      ------
Net asset value, end of period                        $15.43
                                                      ------
Total return                                           (1.15%)
Ratios and supplemental data
Net assets, end of period (thousands)                 $1,355
Ratios to average net assets
 Expenses++                                             1.78%+
 Net investment loss                                   (0.02%)+
Portfolio turnover rate                                  138%

(a) For the period from June 30, 2000 (commencement of class operations) to July 31, 2000.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                    Year Ended
                                Year Ended July 31,                December 31,
                         -------------------------------------   -----------------
                           2000      1999     1998    1997 (a)    1996      1995
CLASS A SHARES
Net asset value,
 beginning of period     $  12.85  $  11.76  $ 11.45  $ 10.57    $ 10.80  $   9.00
                         --------  --------  -------  -------    -------  --------
Income from investment
 operations
Net investment income        0.35      0.42     0.43     0.25       0.41      0.44
Net realized and
 unrealized gains on
 securities                  2.29      2.37     1.44     0.87       0.05      2.25
                         --------  --------  -------  -------    -------  --------
Total from investment
 operations                  2.64      2.79     1.87     1.12       0.46      2.69
                         --------  --------  -------  -------    -------  --------
Distributions to
 shareholders from
Net investment income       (0.35)    (0.42)   (0.44)   (0.24)     (0.41)    (0.44)
Net realized gains          (1.18)    (1.28)   (1.12)       0      (0.28)    (0.45)
                         --------  --------  -------  -------    -------  --------
Total distributions         (1.53)    (1.70)   (1.56)   (0.24)     (0.69)    (0.89)
                         --------  --------  -------  -------    -------  --------
Net asset value, end of
 period                  $  13.96  $  12.85  $ 11.76  $ 11.45    $ 10.57  $  10.80
                         --------  --------  -------  -------    -------  --------
Total return*               21.75%    26.05%   17.30%   10.72%      4.40%    30.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $299,675  $108,411  $95,300  $91,638    $96,243  $107,872
Ratios to average net
 assets
 Expenses++                  1.06%     1.03%    0.99%    1.00%+     0.87%     0.79%
 Net investment income       2.41%     3.60%    3.58%    3.85%+     3.87%     4.51%
Portfolio turnover rate        66%       46%      62%      50%        59%       88%

                                                                  Year Ended
                                Year Ended July 31,              December 31,
                         ------------------------------------   ----------------
                           2000     1999     1998    1997 (a)    1996     1995
CLASS B SHARES
Net asset value,
 beginning of period     $  12.86  $ 11.76  $ 11.46  $ 10.58    $ 10.81  $  9.00
                         --------  -------  -------  -------    -------  -------
Income from investment
 operations
Net investment income        0.24     0.34     0.34     0.20       0.33     0.37
Net realized and
 unrealized gains on
 securities                  2.29     2.37     1.44     0.87       0.05     2.26
                         --------  -------  -------  -------    -------  -------
Total from investment
 operations                  2.53     2.71     1.78     1.07       0.38     2.63
                         --------  -------  -------  -------    -------  -------
Distributions to
 shareholders from
Net investment income       (0.24)   (0.33)   (0.36)   (0.19)     (0.33)   (0.37)
Net realized gains          (1.18)   (1.28)   (1.12)       0      (0.28)   (0.45)
                         --------  -------  -------  -------    -------  -------
Total distributions         (1.42)   (1.61)   (1.48)   (0.19)     (0.61)   (0.82)
                         --------  -------  -------  -------    -------  -------
Net asset value, end of
 period                  $  13.97  $ 12.86  $ 11.76  $ 11.46    $ 10.58  $ 10.81
                         --------  -------  -------  -------    -------  -------
Total return*               20.79%   25.23%   16.31%   10.21%      3.60%   29.90%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $110,460  $54,839  $43,776  $36,738    $38,511  $35,662
Ratios to average net
 assets
 Expenses++                  1.80%    1.77%    1.74%    1.75%+     1.62%    1.53%
 Net investment income       1.76%    2.85%    2.82%    3.10%+     3.12%    3.78%
Portfolio turnover rate        66%      46%      62%      50%        59%      88%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                                   Year Ended July 31,          December 31,
                              --------------------------------  --------------
                               2000    1999    1998   1997 (a)   1996    1995
CLASS C SHARES
Net asset value, beginning
 of period                    $12.86  $11.76  $11.46   $10.58   $10.82  $ 9.01
                              ------  ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income           0.24    0.34    0.34     0.20     0.33    0.37
Net realized and unrealized
 gains on securities            2.30    2.37    1.44     0.87     0.04    2.26
                              ------  ------  ------   ------   ------  ------
Total from investment
 operations                     2.54    2.71    1.78     1.07     0.37    2.63
                              ------  ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income          (0.24)  (0.33)  (0.36)   (0.19)   (0.33)  (0.37)
Net realized gains             (1.18)  (1.28)  (1.12)       0    (0.28)  (0.45)
                              ------  ------  ------   ------   ------  ------
Total distributions            (1.42)  (1.61)  (1.48)   (0.19)   (0.61)  (0.82)
                              ------  ------  ------   ------   ------  ------
Net asset value, end of
 period                       $13.98  $12.86  $11.76   $11.46   $10.58  $10.82
                              ------  ------  ------   ------   ------  ------
Total return*                  20.88%  25.23%  16.31%   10.21%    3.50%  29.80%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $9,589  $  879  $  486   $  379   $  396  $  246
Ratios to average net assets
 Expenses++                     1.82%   1.77%   1.74%    1.75%+   1.63%   1.54%
 Net investment income          1.77%   2.74%   2.82%    3.10%+   3.13%   3.76%
Portfolio turnover rate           66%     46%     62%      50%      59%     88%

                                                                 Year Ended
                                   Year Ended July 31,          December 31,
                              --------------------------------  --------------
                               2000    1999    1998   1997 (a)   1996    1995
CLASS Y SHARES
Net asset value, beginning
 of period                    $12.86  $11.77  $11.46   $10.58   $10.82  $ 9.00
                              ------  ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income           0.38    0.49    0.46     0.25     0.44    0.47
Net realized and unrealized
 gains on securities            2.28    2.33    1.45     0.88     0.03    2.27
                              ------  ------  ------   ------   ------  ------
Total from investment
 operations                     2.66    2.82    1.91     1.13     0.47    2.74
                              ------  ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income          (0.38)  (0.45)  (0.48)   (0.25)   (0.43)  (0.47)
Net realized gains             (1.18)  (1.28)  (1.12)       0    (0.28)  (0.45)
                              ------  ------  ------   ------   ------  ------
Total distributions            (1.56)  (1.73)  (1.60)   (0.25)   (0.71)  (0.92)
                              ------  ------  ------   ------   ------  ------
Net asset value, end of
 period                       $13.96  $12.86  $11.77   $11.46   $10.58  $10.82
                              ------  ------  ------   ------   ------  ------
Total return                   21.98%  26.35%  17.60%   10.85%    4.50%  31.30%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $2,630  $2,123  $1,695   $1,627   $2,000  $7,791
Ratios to average net assets
 Expenses++                     0.79%   0.77%   0.74%    0.74%+   0.61%   0.54%
 Net investment income          2.78%   3.92%   3.82%    4.06%+   4.01%   4.76%
Portfolio turnover rate           66%     46%     62%      50%      59%     88%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                                  Year Ended July 31,           December 31,
                             ---------------------------------  --------------
                              2000     1999    1998   1997 (a)   1996    1995
CLASS A SHARES
Net asset value, beginning
 of period                   $24.86   $22.23  $24.64   $20.57   $20.45  $16.62
                             ------   ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income          0.20     0.21    0.26     0.21     0.38    0.55
Net realized and unrealized
 gains or losses on
 securities                   (1.08)    2.76    2.00     4.05     3.49    4.69
                             ------   ------  ------   ------   ------  ------
Total from investment
 operations                   (0.88)    2.97    2.26     4.26     3.87    5.24
                             ------   ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income         (0.19)   (0.21)  (0.29)   (0.19)   (0.41)  (0.51)
Net realized gains            (3.11)   (0.13)  (4.38)       0    (3.34)  (0.90)
                             ------   ------  ------   ------   ------  ------
Total distributions           (3.30)   (0.34)  (4.67)   (0.19)   (3.75)  (1.41)
                             ------   ------  ------   ------   ------  ------
Net asset value, end of
 period                      $20.68   $24.86  $22.23   $24.64   $20.57  $20.45
                             ------   ------  ------   ------   ------  ------
Total return*                 (3.78%)  13.48%   9.55%   20.78%   18.90%  31.80%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                  $  380   $  464  $  476   $  392   $  328  $  292
Ratios to average net
 assets
 Expenses++                    1.03%    1.00%   1.01%    0.92%+   0.91%   0.90%
 Net investment income         0.91%    0.93%   1.04%    1.66%+   1.77%   2.78%
Portfolio turnover rate          83%     110%     69%       6%      91%     53%

                                                                 Year Ended
                                  Year Ended July 31,           December 31,
                             ---------------------------------  --------------
                              2000     1999    1998   1997 (a)   1996    1995
CLASS B SHARES
Net asset value, beginning
 of period                   $24.81   $22.20  $24.63   $20.58   $20.45  $16.62
                             ------   ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income          0.02     0.04    0.08     0.12     0.22    0.39
Net realized and unrealized
 gains or losses on
 securities                   (1.06)    2.75    1.99     4.03     3.50    4.70
                             ------   ------  ------   ------   ------  ------
Total from investment
 operations                   (1.04)    2.79    2.07     4.15     3.72    5.09
                             ------   ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income         (0.04)   (0.05)  (0.12)   (0.10)   (0.25)  (0.36)
Net realized gains            (3.11)   (0.13)  (4.38)       0    (3.34)  (0.90)
                             ------   ------  ------   ------   ------  ------
Total distributions           (3.15)   (0.18)  (4.50)   (0.10)   (3.59)  (1.26)
                             ------   ------  ------   ------   ------  ------
Net asset value, end of
 period                      $20.62   $24.81  $22.20   $24.63   $20.58  $20.45
                             ------   ------  ------   ------   ------  ------
Total return*                 (4.51%)  12.65%   8.73%   20.23%   18.10%  30.90%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                  $  206   $  332  $  326   $  276   $  197  $  141
Ratios to average net
 assets
 Expenses++                    1.78%    1.75%   1.76%    1.67%+   1.66%   1.65%
 Net investment income         0.15%    0.18%   0.30%    0.92%+   1.01%   2.04%
Portfolio turnover rate          83%     110%     69%       6%      91%     53%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                                  Year Ended July 31,           December 31,
                             ---------------------------------  --------------
                              2000     1999    1998   1997 (a)   1996    1995
CLASS C SHARES
Net asset value, beginning
 of period                   $24.79   $22.18  $24.61   $20.56   $20.44  $16.61
                             ------   ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income          0.03     0.04    0.10     0.12     0.22    0.39
Net realized and unrealized
 gains or losses on
 securities                   (1.07)    2.75    1.97     4.03     3.50    4.70
                             ------   ------  ------   ------   ------  ------
Total from investment
 operations                   (1.04)    2.79    2.07     4.15     3.72    5.09
                             ------   ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income         (0.04)   (0.05)  (0.12)   (0.10)   (0.26)  (0.36)
From net realized gains       (3.11)   (0.13)  (4.38)       0    (3.34)  (0.90)
                             ------   ------  ------   ------   ------  ------
Total distributions           (3.15)   (0.18)  (4.50)   (0.10)   (3.60)  (1.26)
                             ------   ------  ------   ------   ------  ------
Net asset value, end of
 period                      $20.60   $24.79  $22.18   $24.61   $20.56  $20.44
                             ------   ------  ------   ------   ------  ------
Total return*                 (4.52%)  12.66%   8.74%   20.25%   18.10%  30.90%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                  $    4   $    5  $    5   $    3   $    1  $    1
Ratios to average net
 assets
 Expenses++                    1.77%    1.75%   1.76%    1.66%+   1.67%   1.65%
 Net investment income         0.15%    0.18%   0.29%    0.94%+   1.00%   2.03%
Portfolio turnover rate          83%     110%     69%       6%      91%     53%

                                                                 Year Ended
                                  Year Ended July 31,           December 31,
                             ---------------------------------  --------------
                              2000     1999    1998   1997 (a)   1996    1995
CLASS Y SHARES
Net asset value, beginning
 of period                   $24.87   $22.23  $24.64   $20.57   $20.45  $16.61
                             ------   ------  ------   ------   ------  ------
Income from investment
 operations
Net investment income          0.31     0.29    0.35     0.25     0.44    0.57
Net realized and unrealized
 gains or losses on
 securities                   (1.14)    2.74    1.97     4.03     3.49    4.72
                             ------   ------  ------   ------   ------  ------
Total from investment
 operations                   (0.83)    3.03    2.32     4.28     3.93    5.29
                             ------   ------  ------   ------   ------  ------
Distributions to
 shareholders from
Net investment income         (0.25)   (0.26)  (0.35)   (0.21)   (0.47)  (0.55)
Net realized gains            (3.11)   (0.13)  (4.38)    0.00    (3.34)  (0.90)
                             ------   ------  ------   ------   ------  ------
Total distributions           (3.36)   (0.39)  (4.73)   (0.21)   (3.81)  (1.45)
                             ------   ------  ------   ------   ------  ------
Net asset value, end of
 period                      $20.68   $24.87  $22.23   $24.64   $20.57  $20.45
                             ------   ------  ------   ------   ------  ------
Total return                  (3.59%)  13.81%   9.79%   20.93%   19.20%  32.20%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                  $   57   $  132  $  183   $1,149   $  996  $  761
Ratios to average net
 assets
 Expenses++                    0.77%    0.75%   0.70%    0.67%+   0.66%   0.65%
 Net investment income         1.16%    1.20%   1.47%    1.91%+   2.02%   3.02%
Portfolio turnover rate          83%     110%     69%       6%      91%     53%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Blue Chip Fund
                            Schedule of Investments
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - 93.2%
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.8%
  Ford Motor Co. .......................................... 110,650 $  5,152,140
  General Motors Corp. ....................................  50,900    2,898,119
                                                                    ------------
                                                                       8,050,259
                                                                    ------------
Distributors - 0.7%
  Avnet, Inc. ............................................. 114,000    6,490,875
                                                                    ------------
Hotels, Restaurants & Leisure - 0.8%
  McDonald's Corp. ........................................ 233,500    7,355,250
                                                                    ------------
Media - 4.8%
  Clear Channel Communications, Inc. *.....................  99,300    7,565,419
  Infinity Broadcasting Corp. ............................. 146,550    5,165,888
  The Walt Disney Co. ..................................... 303,600   11,745,525
  Time Warner, Inc. .......................................  29,100    2,231,606
  Univision Communications, Inc., Class A *#...............  45,300    5,628,525
  Viacom, Inc., Class B.................................... 221,565   14,692,529
                                                                    ------------
                                                                      47,029,492
                                                                    ------------
Multi-line Retail - 2.2%
  Wal-Mart Stores, Inc. ................................... 398,150   21,873,366
                                                                    ------------
Specialty Retail - 1.6%
  Best Buy Co., Inc. *.....................................  85,700    6,234,675
  Home Depot, Inc. ........................................ 186,350    9,643,612
                                                                    ------------
                                                                      15,878,287
                                                                    ------------
CONSUMER STAPLES - 3.2%
Beverages - 1.1%
  Pepsico, Inc. ........................................... 238,000   10,903,375
                                                                    ------------
Food & Drug Retailing - 1.0%
  Safeway, Inc. *.......................................... 218,350    9,839,397
                                                                    ------------
Household Products - 0.6%
  Procter & Gamble Co. ....................................  90,500    5,147,188
                                                                    ------------
Personal Products - 0.5%
  Colgate-Palmolive Co. ...................................  90,700    5,050,856
                                                                    ------------
ENERGY - 8.0%
Energy Equipment & Services - 1.2%
  Halliburton Co. ......................................... 131,650    6,072,356
  Nabors Industries, Inc. *................................ 148,600    6,185,475
                                                                    ------------
                                                                      12,257,831
                                                                    ------------
Oil & Gas - 6.8%
  Apache Corp. ............................................ 210,900   10,492,275
  BP Amoco Plc, ADR........................................ 178,864    9,356,823

                                   EVERGREEN
                                 Blue Chip Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Conoco, Inc., Class A.................................... 205,100 $  4,589,112
  Exxon Mobil Corp. ....................................... 325,534   26,042,720
  Kerr-McGee Corp. ........................................  81,900    4,494,263
  Royal Dutch Petroleum Co. ............................... 203,200   11,836,400
                                                                    ------------
                                                                      66,811,593
                                                                    ------------
FINANCIALS - 14.0%
Banks - 4.0%
  Chase Manhattan Corp. ...................................  70,501    3,503,018
  FleetBoston Financial Corp. ............................. 125,750    4,503,422
  Mellon Financial Corp. .................................. 323,900   12,206,981
  PNC Financial Services Group.............................  94,400    4,802,600
  The Bank of New York Co., Inc. .......................... 148,200    6,937,613
  Wells Fargo Co. ......................................... 166,200    6,866,138
                                                                    ------------
                                                                      38,819,772
                                                                    ------------
Diversified Financials - 6.9%
  American Express Co. .................................... 219,500   12,442,906
  Charles Schwab Corp. .................................... 138,600    5,006,925
  Citigroup, Inc. ......................................... 293,750   20,727,734
  Merrill Lynch & Co., Inc. ...............................  71,300    9,215,525
  Morgan Stanley, Dean Witter & Co. .......................  75,900    6,925,875
  SCG Holding Corp. ....................................... 329,400    7,287,975
  Stilwell Financial, Inc. ................................ 145,400    6,406,688
                                                                    ------------
                                                                      68,013,628
                                                                    ------------
Insurance - 3.1%
  American Intl. Group, Inc. .............................. 202,913   17,792,890
  Hartford Financial Services Group, Inc. ................. 118,300    7,600,775
  Marsh & McLennan Co., Inc. ..............................  45,300    5,526,600
                                                                    ------------
                                                                      30,920,265
                                                                    ------------
HEALTH CARE - 12.1%
Biotechnology - 1.5%
  Amgen, Inc. *............................................ 116,700    7,578,206
  MedImmune, Inc. *........................................  58,250    3,465,875
  Millennium Pharmaceuticals, Inc. #.......................  35,000    3,368,750
                                                                    ------------
                                                                      14,412,831
                                                                    ------------
Health Care Equipment & Supplies - 1.2%
  Medtronic, Inc. ......................................... 133,250    6,804,078
  PE Corp-PE Biosystems Group..............................  59,200    5,161,500
                                                                    ------------
                                                                      11,965,578
                                                                    ------------

                                   EVERGREEN
                                 Blue Chip Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.0%
  Cardinal Health, Inc. ...................................  68,550 $  5,038,425
  Health Management Associates, Inc., Class A *............ 341,350    5,354,928
                                                                    ------------
                                                                      10,393,353
                                                                    ------------
Pharmaceuticals - 8.4%
  American Home Products Corp. ............................ 159,500    8,463,469
  Bristol-Myers Squibb Co. ................................  96,000    4,764,000
  Eli Lilly & Co. .........................................  68,700    7,136,213
  Johnson & Johnson........................................ 120,300   11,195,419
  Merck & Co., Inc. ....................................... 234,700   16,825,056
  Pfizer, Inc. ............................................ 283,500   12,225,937
  Pharmacia Corp. ......................................... 144,258    7,898,126
  Schering-Plough Corp. ................................... 277,000   11,962,937
  Watson Pharmaceuticals, Inc. *...........................  32,300    1,784,575
                                                                    ------------
                                                                      82,255,732
                                                                    ------------
INDUSTRIALS - 8.4%
Aerospace & Defense - 0.7%
  United Technologies Corp. ............................... 116,600    6,806,525
                                                                    ------------
Commercial Services & Supplies - 1.9%
  Automatic Data Processing, Inc. ......................... 221,750   10,990,485
  Bea Systems, Inc. .......................................  88,113    3,794,366
  Convergys Corp. *........................................  92,100    4,150,256
                                                                    ------------
                                                                      18,935,107
                                                                    ------------
Electrical Equipment - 0.2%
  American Power Conversion Corp. *........................  78,200    1,989,212
                                                                    ------------
Industrial Conglomerates - 5.2%
  General Electric Co. .................................... 788,100   40,537,894
  Tyco Intl., Ltd. ........................................ 198,950   10,643,825
                                                                    ------------
                                                                      51,181,719
                                                                    ------------
Road & Rail - 0.4%
  Burlington Northern Santa Fe Corp. ...................... 134,850    3,295,397
                                                                    ------------
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 7.0%
  Avici Systems, Inc. .....................................   4,850      477,119
  Cisco Systems, Inc. *.................................... 528,400   34,577,175
  Corning, Inc. ...........................................  37,500    8,772,656
  Corvis Corp. ............................................  16,350    1,346,065
  Motorola, Inc. .......................................... 192,750    6,372,797
  Nokia Corp., ADR.........................................  91,800    4,067,887
  Nortel Networks Corp. ................................... 181,200   13,476,750
                                                                    ------------
                                                                      69,090,449
                                                                    ------------

                                   EVERGREEN
                                 Blue Chip Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 5.6%
  Dell Computer Corp. *.................................... 110,900 $  4,872,669
  EMC Corp. *.............................................. 178,600   15,203,325
  Hewlett-Packard Co. .....................................  67,300    7,348,319
  IBM Corp. ............................................... 127,150   14,296,428
  Sun Microsystems, Inc. *................................. 129,750   13,680,515
                                                                    ------------
                                                                      55,401,256
                                                                    ------------
Electronic Equipment & Instruments - 1.7%
  Sanmina Corp. *..........................................  79,900    7,420,713
  SCI Systems, Inc. *......................................  98,800    4,532,450
  Solectron Corp. *........................................ 110,100    4,438,406
                                                                    ------------
                                                                      16,391,569
                                                                    ------------
Internet Software & Services - 2.2%
  America Online, Inc. *................................... 164,900    8,791,231
  Internet Capital Group, Inc. #...........................  89,100    3,012,694
  Lycos, Inc. .............................................  94,850    5,750,281
  VeriSign, Inc. ..........................................  22,500    3,570,469
                                                                    ------------
                                                                      21,124,675
                                                                    ------------
Semiconductor Equipment & Products - 7.6%
  Applied Materials, Inc. *................................  77,200    5,857,550
  Broadcom Corp. *.........................................  15,700    3,520,725
  Intel Corp. ............................................. 532,400   35,537,700
  Microchip Technology, Inc. .............................. 128,650    8,933,134
  Micron Technology, Inc. ................................. 175,000   14,262,500
  Teradyne, Inc. *......................................... 107,600    6,819,150
                                                                    ------------
                                                                      74,930,759
                                                                    ------------
Software - 5.6%
  Adobe Systems, Inc. .....................................  31,100    3,560,950
  Mercury Interactive Corp. *..............................  26,700    2,650,392
  Microsoft Corp. *........................................ 386,200   26,961,587
  Oracle Systems Corp. *................................... 146,200   10,992,413
  Rational Software Corp. *................................  28,000    2,849,000
  Siebel Systems, Inc. *...................................  26,600    3,857,000
  Veritas Software Corp. *#................................  42,900    4,373,119
                                                                    ------------
                                                                      55,244,461
                                                                    ------------
MATERIALS - 1.6%
Chemicals - 1.1%
  DuPont (E.I.) De Nemours & Co. .......................... 103,800    4,703,438
  Millipore Corp. .........................................  93,900    5,903,962
                                                                    ------------
                                                                      10,607,400
                                                                    ------------

                                   EVERGREEN
                                 Blue Chip Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Containers & Packaging - 0.5%
  Sealed Air Corp. *...................................    102,900 $  5,183,588
                                                                   ------------
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.7%
  AT&T Corp. ..........................................    263,854    8,162,983
  AT&T Corp., Liberty Media Group, Class A.............    148,900    3,313,025
  SBC Communications, Inc. ............................    279,000   11,874,937
  Tycom, Ltd. .........................................    134,300    4,574,594
  Verizon Communications...............................     98,900    4,648,300
  WorldCom, Inc. ......................................     89,200    3,484,375
                                                                   ------------
                                                                     36,058,214
                                                                   ------------
Wireless Telecommunications Services - 0.2%
  Vodafone AirTouch Plc, ADR...........................     57,200    2,466,750
                                                                   ------------
UTILITIES - 1.4%
Electric Utilities - 1.4%
  Dominion Resources, Inc. ............................    101,700    4,620,994
  Duke Energy Corp. ...................................    144,550    8,916,928
                                                                   ------------
                                                                     13,537,922
                                                                   ------------
    Total Common Stocks (cost $787,945,226)............             915,713,931
                                                                   ------------
SHORT-TERM INVESTMENTS - 8.0%
MUTUAL FUND SHARES - 8.0%
  Evergreen Select Money Market Fund o................. 65,299,103   65,299,103
  Navigator Prime Portfolio ##......................... 13,770,741   13,770,741
                                                                   ------------
    Total Short-Term Investments (cost $79,069,844)....              79,069,844
                                                                   ------------
Total Investments - (cost $867,015,070) - 101.2%.......             994,783,775
Other Assets and Liabilities - (1.2)%..................             (12,377,769)
                                                                   ------------
Net Assets - 100.0%....................................            $982,406,006
                                                                   ============

                 See Combined Notes to Schedule of Investments.

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                            Schedule of Investments               Income and
                                 July 31, 2000                    Growth Fund)

                                                          Shares      Value
COMMON STOCKS - 60.6%
CONSUMER DISCRETIONARY - 4.6%
Automobiles - 0.1%
  General Motors Corp. ..................................  10,530 $      599,552
                                                                  --------------
Household Durables - 0.9%
  Lancaster Colony Corp. #............................... 100,000      2,350,000
  Newell Rubbermaid, Inc. #.............................. 224,415      6,045,179
                                                                  --------------
                                                                       8,395,179
                                                                  --------------
Leisure Equipment & Products - 0.2%
  Mattel, Inc. #......................................... 180,000      1,991,250
                                                                  --------------
Media - 1.7%
  Gaylord Entertainment Co. ............................. 108,700      2,697,119
  Time Warner, Inc. ..................................... 152,057     11,660,871
  USA Networks, Inc. *...................................  46,000        968,875
  Viacom, Inc., Class B..................................  27,125      1,798,726
                                                                  --------------
                                                                      17,125,591
                                                                  --------------
Multi-line Retail - 1.5%
  Costco Wholesale Corp. *#..............................  11,000        358,188
  J.C. Penney Co., Inc. ................................. 800,000     12,900,000
  May Department Stores Co. .............................  55,000      1,306,250
                                                                  --------------
                                                                      14,564,438
                                                                  --------------
Textiles & Apparel - 0.2%
  V.F. Corp. #........................................... 110,000      2,420,000
                                                                  --------------
CONSUMER STAPLES - 1.2%
Beverages - 0.1%
  Anheuser Busch Cos., Inc. .............................  14,000      1,127,000
                                                                  --------------
Food Products - 0.7%
  General Mills, Inc. ................................... 200,000      6,875,000
                                                                  --------------
Household Products - 0.3%
  Procter & Gamble Co. ..................................  55,000      3,128,125
                                                                  --------------
Personal Products - 0.1%
  Kimberly-Clark Corp. ..................................  20,000      1,148,750
                                                                  --------------
ENERGY - 3.9%
Energy Equipment & Services - 0.5%
  Nabors Industries, Inc. *#............................. 110,344      4,593,066
                                                                  --------------
Oil & Gas - 3.4%
  BP Amoco Plc, ADR #....................................  47,092      2,463,500
  Conoco, Inc., Class B.................................. 148,637      3,427,941
  Exxon Mobil Corp.......................................  36,000      2,880,000
  Murphy Oil Corp........................................ 294,400     17,737,600
  Sunoco, Inc. ..........................................  31,000        755,625

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                          Shares      Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Texaco, Inc. .......................................... 110,700 $    5,472,731
  Ultramar Diamond Shamrock Corp. .......................  35,000        800,625
                                                                  --------------
                                                                      33,538,022
                                                                  --------------
FINANCIALS - 16.1%
Banks - 9.3%
  Amcore Financial, Inc. ................................ 221,500      3,557,844
  AmSouth Bancorp. #..................................... 219,917      3,697,355
  Astoria Financial Corp. ............................... 135,000      3,931,875
  Bancwest Corp. ........................................ 250,600      4,620,437
  Bank of America Corp. .................................  34,000      1,610,750
  Banknorth Group, Inc. #................................ 310,430      4,753,459
  CB Bancshares, Inc. ................................... 100,000      2,500,000
  Comerica, Inc. #.......................................  86,500      4,411,500
  Commerce Bancshares, Inc. ............................. 131,250      4,306,641
  Commonwealth Bank of Australia......................... 612,750      9,865,787
  First Charter Corp. ................................... 125,000      1,820,312
  First Essex Bancorp, Inc. ............................. 282,000      4,476,750
  First Security Corp. .................................. 200,000      2,875,000
  First Tennessee National Corp. #....................... 141,000      2,573,250
  First Union Corp./o/...................................   8,000        206,500
  FleetBoston Financial Corp. ...........................  56,000      2,005,500
  Hibernia Corp., Class A................................ 173,000      1,892,187
  Interchange Financial Services Corp. .................. 277,353      3,536,251
  KeyCorp................................................ 148,000      2,599,250
  Keystone Financial, Inc. ..............................  84,000      1,911,000
  National Commerce Bancorp.............................. 241,815      4,231,762
  North Fork Bancorp, Inc. #............................. 380,000      5,866,250
  Pacific Century Financial Corp. ....................... 121,168      1,688,779
  PNC Financial Services Group...........................  20,000      1,017,500
  Republic Security Financial Corp. ..................... 335,730      1,447,836
  Susquehanna Bancshares, Inc. .......................... 138,375      2,058,328
  Three Rivers Bancorp, Inc. ............................ 160,980      1,318,024
  U.S. Bancorp........................................... 150,000      2,878,125
  USBancorp, Inc. ....................................... 321,960      1,589,678
  Wilmington Trust Corp. ................................  50,000      2,190,625
                                                                  --------------
                                                                      91,438,555
                                                                  --------------
Diversified Financials - 0.4%
  Citigroup, Inc. .......................................  21,000      1,481,813
  FHLMC..................................................  50,000      1,971,875
                                                                  --------------
                                                                       3,453,688
                                                                  --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                          Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 1.6%
  AMBAC Financial Group, Inc. #..........................   7,800 $      502,613
  Partnerre, Ltd. ....................................... 104,500      4,140,812
  XL Capital, Ltd., Class A.............................. 170,000     11,220,000
                                                                  --------------
                                                                      15,863,425
                                                                  --------------
Real Estate - 4.8%
  AMB Property Corp. REIT................................ 100,000      2,387,500
  Arden Realty Group, Inc. REIT.......................... 100,000      2,650,000
  Boston Properties, Inc. REIT...........................  27,000      1,120,500
  Equity Office Properties Trust REIT....................  40,000      1,220,000
  Equity Residential Properties Trust REIT............... 147,900      7,376,513
  First Industrial Realty Trust, Inc. REIT............... 134,000      4,288,000
  Gables Residential Trust REIT.......................... 495,900     13,482,281
  Kilroy Realty Corp. REIT............................... 100,000      2,650,000
  Post Property, Inc. REIT............................... 235,700     10,930,587
  Spieker Properties, Inc. REIT..........................  20,000      1,033,750
                                                                  --------------
                                                                      47,139,131
                                                                  --------------
HEALTH CARE - 9.4%
Health Care Equipment & Supplies - 1.8%
  Alza Corp. *#..........................................  15,000        971,250
  Baxter International, Inc. #........................... 220,000     17,105,000
                                                                  --------------
                                                                      18,076,250
                                                                  --------------
Pharmaceuticals - 7.6%
  Abbott Laboratories.................................... 300,000     12,487,500
  American Home Products Corp. .......................... 385,000     20,429,062
  Bristol-Myers Squibb Co. .............................. 216,800     10,758,700
  Eli Lilly & Co. .......................................  50,000      5,193,750
  Johnson & Johnson...................................... 133,000     12,377,313
  Merck & Co., Inc. .....................................  36,000      2,580,750
  Pfizer, Inc. .......................................... 110,000      4,743,750
  Pharmacia Corp. .......................................  33,000      1,806,750
  Schering-Plough Corp. ................................. 100,000      4,318,750
                                                                  --------------
                                                                      74,696,325
                                                                  --------------
INDUSTRIALS - 4.0%
Aerospace & Defense - 0.5%
  General Dynamics Corp. #...............................  81,900      4,622,231
  General Motors Corp., Class H *........................  11,085        286,824
                                                                  --------------
                                                                       4,909,055
                                                                  --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                         Shares       Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 0.2%
  Electronic Data Systems Corp.........................    55,000 $    2,365,000
                                                                  --------------
Electrical Equipment - 1.8%
  Emerson Electric Co..................................   126,000      7,693,875
  Hubbell, Inc., Class A...............................     5,000        123,125
  Hubbell, Inc., Class B...............................   286,656      6,915,576
  Thomas & Betts Corp. #...............................   131,900      2,572,050
                                                                  --------------
                                                                      17,304,626
                                                                  --------------
Industrial Conglomerates - 0.3%
  General Electric Co..................................    60,000      3,086,250
                                                                  --------------
Machinery - 1.2%
  CNH Global N.V....................................... 1,539,900     12,030,469
                                                                  --------------
INFORMATION TECHNOLOGY - 3.3%
Communications Equipment - 2.6%
  3Com Corp. *.........................................    30,000        406,875
  Lucent Technologies, Inc. ...........................   125,000      5,468,750
  QUALCOMM, Inc. *.....................................   302,808     19,663,595
                                                                  --------------
                                                                      25,539,220
                                                                  --------------
Computers & Peripherals - 0.7%
  IBM Corp. ...........................................    22,000      2,473,625
  Palm, Inc............................................    44,496      1,735,344
  Seagate Technology, Inc. *...........................    50,000      2,534,375
                                                                  --------------
                                                                       6,743,344
                                                                  --------------
MATERIALS - 0.3%
Chemicals - 0.0%
  Rohm & Haas Co. .....................................    15,000        390,000
                                                                  --------------
Paper & Forest Products - 0.3%
  Bowater, Inc. .......................................    50,000      2,462,500
                                                                  --------------
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
  AT&T Corp. ..........................................    25,000        773,437
  Qwest Communications International, Inc. *...........    50,150      2,353,916
  SBC Communications, Inc..............................   142,000      6,043,875
  Verizon Communications...............................   323,300     15,195,100
                                                                  --------------
                                                                      24,366,328
                                                                  --------------
Wireless Telecommunications Services - 0.0%
  Leap Wireless International, Inc.....................     9,462        599,654
                                                                  --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                         Shares      Value
COMMON STOCKS - continued
UTILITIES - 15.3%
Electric Utilities - 10.6%
  Ameren Corp. #........................................ 130,000 $    4,704,375
  American Electric Power Co., Inc. #................... 300,000      9,843,750
  Consolidated Edison, Inc. #........................... 188,000      5,698,750
  Constellation Energy Group, Inc. #....................  31,000      1,032,688
  Dominion Resources, Inc. #............................ 300,000     13,631,250
  DPL, Inc. #...........................................  35,000        844,375
  Duke Energy Corp......................................  23,000      1,418,812
  FirstEnergy Corp. .................................... 152,000      3,876,000
  FPL Group, Inc. ...................................... 239,000     11,531,750
  LG&E Energy Corp. ....................................  20,000        485,000
  PPL Corp. ............................................ 181,700      4,905,900
  Public Service Enterprise Group, Inc. ................ 200,000      6,725,000
  Puget Sound Energy, Inc. #............................  50,000      1,134,375
  Scana Corp. #......................................... 430,000     11,314,375
  Southern Co. ......................................... 164,000      4,007,750
  Teco Energy, Inc. #................................... 340,000      7,458,750
  TXU Corp. ............................................ 500,000     15,625,000
                                                                 --------------
                                                                    104,237,900
                                                                 --------------
Gas Utilities - 4.7%
  Peoples Energy Corp. ................................. 391,300     12,399,319
  Piedmont Natural Gas Co., Inc......................... 113,000      3,206,375
  Sempra Energy......................................... 557,963     10,461,806
  The Williams Companies, Inc. #........................ 482,000     20,123,500
                                                                 --------------
                                                                     46,191,000
                                                                 --------------
    Total Common Stocks (cost $553,677,694).............            596,398,693
                                                                 --------------
CONVERTIBLE PREFERRED STOCKS - 21.7%
CONSUMER DISCRETIONARY - 3.1%
Household Durables - 0.4%
  Newell Financial Trust I, 5.25% 12/01/2027 #.......... 100,000      3,837,500
                                                                 --------------
Leisure Equipment & Products - 0.7%
  Tribune Co. (exchangeable for Mattel, Inc. common
   stock), 6.25%, 08/15/2001............................ 460,000      6,842,500
                                                                 --------------
Media - 1.1%
  Emmis Communications Corp., 6.25%.....................  40,000      2,122,500
  Pegasus Communications Corp., 6.50%, 2/1/2003 144A....   8,000        622,000
  Seagram, Ltd., ACES, 7.50%............................ 110,000      5,788,750
  Snyder STRYPES Trust, $1.68, 10/15/2000...............  95,000      2,470,000
                                                                 --------------
                                                                     11,003,250
                                                                 --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)


                                                         Shares      Value
CONVERTIBLE PREFERRED STOCKS - continued
CONSUMER DISCRETIONARY - continued
Multi-line Retail - 0.9%
  Merrill Lynch & Co., Inc. (exchangeable for Dollar
   General Corp. common stock) 8.50% 5/15/2001.......... 255,000 $    8,383,125
                                                                 --------------
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.9%
  CVS TRACES, 5/15/2001................................. 118,800      8,583,300
                                                                 --------------
ENERGY - 0.6%
Energy Equipment & Services - 0.3%
  EVI, Inc. (exchangeable for Weatherford International,
   Inc. common stock) 5.00%, 11/1/2027..................  55,000      2,530,000
                                                                 --------------
Oil & Gas - 0.3%
  Callon Petroleum Co., 8.50%, Ser. A #.................  95,000      2,945,000
                                                                 --------------
FINANCIALS - 1.2%
Banks - 0.4%
  WBK Trust, 10.00%, 11/15/2000, STRYPES (exchangeable
   for Westpac Banking Corp. common stock).............. 116,200      3,754,713
                                                                 --------------
Insurance - 0.8%
  St. Paul Capital, 6.00%, 5/31/2025, MIPS.............. 100,000      7,537,500
                                                                 --------------
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
  Monsanto Co. (exchangeable for Pharmacia Corp. common
   stock) 6.50%, 11/30/2001............................. 150,000      7,200,000
                                                                 --------------
INDUSTRIALS - 1.3%
Machinery - 0.4%
  Ingersoll-Rand Co., 6.75%, 5/16/2001, PRIDES #........ 200,000      4,112,500
                                                                 --------------
Transportation Infrastructure - 0.9%
  Union Pacific Capital Trust, 6.25%, 4/01/2028 #....... 216,800      9,078,500
                                                                 --------------
INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 2.8%
  Crown Castle, DECS, 7.25% 8/15/2002................... 320,000      9,690,000
  Metromedia Fiber, DECS, 6.25%, 11/15/2002............. 280,000     18,235,000
                                                                 --------------
                                                                     27,925,000
                                                                 --------------
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
  International Paper Capital Trust, 5.25%, 7/20/2025...  30,000      1,222,500
                                                                 --------------
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.5%
  McLeod USA, Inc., Class A, 6.75%, 8/15/2002...........   3,000      1,352,859
  Qwest Trends Trust, 5.75%, 11/17/2003, 144A........... 300,000     23,100,000
                                                                 --------------
                                                                     24,452,859
                                                                 --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                         Shares       Value
CONVERTIBLE PREFERRED STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 0.9%
  MediaOne Group, Inc., PIES, 7.00% 11/15/2002
   (exchangeable for Vodaphone common stock)...........   218,700 $    9,021,375
                                                                  --------------
UTILITIES - 7.6%
Electric Utilities - 7.6%
  AES Trust III, 6.75%, 10/15/2029 #...................   250,000     20,781,250
  BNDES Participacoes S.A., DECS, 7.25%, 2/15/2001
   144A................................................    45,000        810,000
  Calpine Capital Trust, 5.75%, 11/1/2004 # ...........    75,960      9,646,920
  CMS Energy Corp. 8.75%, 2/1/2002 #...................   438,000     13,933,875
  TXU Corp., 9.25%, 8/16/2002..........................   238,600      9,514,175
  Utilicorp United, Inc., 9.75% 11/16/2002.............   800,000     20,150,000
                                                                  --------------
                                                                      74,836,220
                                                                  --------------
    Total Convertible Preferred Stocks (cost
     $197,923,226).....................................              213,265,842
                                                                  --------------

                                                        Principal
                                                         Amount       Value

CONVERTIBLE DEBENTURES - 7.5%
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
  Getty Images, Inc., 5.00%, 03/15/2007 144A........... 8,000,000      6,590,000
  Young & Rubicam, Inc., 3.00%, 01/15/2005............. 3,000,000      3,052,500
                                                                  --------------
                                                                       9,642,500
                                                                  --------------
HEALTH CARE - 0.3%
Biotechnology - 0.3%
  Affymetrix, Inc., 4.75%, 02/15/2007 144A............. 4,000,000      2,825,000
                                                                  --------------
INFORMATION TECHNOLOGY - 5.2%
Communications Equipment - 1.2%
  American Tower Corp., 6.25%, 10/15/2009.............. 6,000,000     11,362,500
                                                                  --------------
Internet Software & Services - 2.7%
  At Home Corp., 4.75%, 12/15/2006 144A................ 4,000,000      2,480,000
  Cnet, Inc., 5.00%, 03/01/2006........................ 5,950,000      5,831,000
  Digital Island, Inc., 6.00%, 02/15/2005.............. 6,000,000      3,630,000
  Exodus Communications, Inc., 4.75%, 07/15/2008....... 4,000,000      5,695,000
  I2 Technologies, 5.25%, 12/15/2006................... 2,500,000      4,512,500
  Internet Capital Group, Inc., 5.50%, 12/21/2004...... 4,000,000      2,660,000
  Mail.com, Inc., 7.00%, 02/01/2005 144A............... 4,000,000      2,120,000
                                                                  --------------
                                                                      26,928,500
                                                                  --------------
Semiconductor Equipment & Products - 0.5%
  Cypress Semiconductor Corp., 3.75%, 07/01/2005....... 1,500,000      1,366,875
  Lattice Semiconductor Corp., 4.75%, 11/01/2006....... 1,500,000      2,265,000
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007
   144A................................................ 2,000,000      1,627,500
                                                                  --------------
                                                                       5,259,375
                                                                  --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)



                                                       Principal
                                                         Amount       Value
CONVERTIBLE DEBENTURES - continued
INFORMATION TECHNOLOGY - continued
Software - 0.8%
  Juniper Networks, Inc., 4.75%, 03/15/2007...........  2,000,000 $    2,215,000
  Rational Software Corp., 5.00%, 02/01/2007 144A.....  2,000,000      3,020,000
  Usinternetworking, Inc., 7.00%, 11/01/2004 #........  2,200,000      2,552,000
                                                                  --------------
                                                                       7,787,000
                                                                  --------------
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
  Level 3 Communications, Inc.:
   6.00%, 09/15/2009-03/15/2010....................... 10,000,000     10,025,000
                                                                  --------------
                                                                      10,025,000
                                                                  --------------
    Total Convertible Debentures (cost $72,562,916)...                73,829,875
                                                                  --------------
CORPORATE BONDS - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
  NationsBank Corp., 6.50%, 08/15/2003 (cost
   $1,012,370)........................................  1,000,000        977,243
                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.0%
  FFCB, 5.75%, 12/07/2028.............................  2,000,000      1,692,242
  FHLB:
   5.375%, 10/06/2003.................................  2,000,000      1,909,320
   6.532%, 12/28/2007.................................  2,000,000      1,898,454
  FHLMC:
   6.54%, 12/10/2007..................................  2,000,000      1,903,614
   6.542%, 03/19/2008.................................  2,000,000      1,894,820
   7.585%, 09/19/2006.................................  2,000,000      1,981,900
   7.865%, 08/08/2011.................................  2,000,000      1,959,236
  FNMA:
   6.00%, 01/14/2005..................................  1,850,000      1,772,803
   6.10%, 01/26/2005..................................  2,215,000      2,128,673
   6.16%, 01/23/2008..................................  3,000,000      2,811,246
   6.24%, 01/14/2008..................................  2,000,000      1,878,764
   6.32%, 03/03/2008..................................  3,000,000      2,832,237
   6.41%, 03/08/2006..................................  1,000,000        972,163
   6.42%, 02/12/2008..................................  5,000,000      4,730,060
   6.46%, 01/01/2008..................................  2,000,000      1,897,712
   6.52%, 03/05/2008..................................  4,000,000      3,791,008
   6.875%, 09/24/2012.................................  2,355,000      2,237,314
   7.125%, 01/15/2030.................................  7,750,000      7,864,095
   7.28%, 05/23/2007..................................  3,000,000      2,935,476
                                                                  --------------
    Total U.S. Government & Agency Obligations
     (cost $52,410,601)...............................                49,091,137
                                                                  --------------

                                   EVERGREEN                      (formerly,
                               Equity Income Fund                 Evergreen
                       Schedule of Investments (continued)        Income and
                                 July 31, 2000                    Growth Fund)

                                                        Principal
                                                          Amount       Value
U.S. TREASURY OBLIGATIONS - 0.9%
  U.S. Treasury Bonds:
   7.125%, 02/15/2023..................................  1,500,000 $    1,687,500
   7.25%, 08/15/2022...................................  6,000,000      6,828,750
                                                                   --------------
    Total U.S. Treasury Obligations (cost $8,073,464)..                 8,516,250
                                                                   --------------

                                                         Shares       Value
RIGHTS - 0.0%
INDUSTRIALS - 0.0%
Machinery - 0.0%
  CNH Global N.V. (cost $0)...........................  1,539,900              0
                                                                  --------------
SHORT-TERM INVESTMENTS - 11.4%
MUTUAL FUND SHARES - 11.4%
  Evergreen Select Money Market Fund o................ 37,072,038     37,072,038
  Navigator Prime Portfolio ##........................ 74,714,635     74,714,635
                                                                  --------------
    Total Short-Term Investments (cost $111,786,673)..               111,786,673
                                                                  --------------
Total Investments - (cost $997,446,944) - 107.2%.................  1,053,865,713
Other Assets and Liabilities - (7.2)%............................    (70,731,852)
                                                                  --------------
Net Assets - 100.0%.............................................. $  983,133,861
                                                                  ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                             Growth and Income Fund
                            Schedule of Investments
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - 96.0%
CONSUMER DISCRETIONARY - 12.1%
Household Durables - 1.1%
  Sony Corp., ADR........................................ 117,000 $   10,990,687
  Toll Brothers, Inc. #.................................. 174,200      4,213,463
                                                                  --------------
                                                                      15,204,150
                                                                  --------------
Media - 10.8%
  AMFM, Inc. *...........................................  96,000      6,858,000
  Charter Communications, Inc. .......................... 824,800     10,877,050
  Clear Channel Communications, Inc. *................... 123,349      9,397,652
  Comcast Corp., Class A................................. 136,310      4,636,670
  Cox Communications, Inc., Class A *.................... 232,200      8,576,888
  Emmis Communications Corp., Class A *#................. 245,400      8,849,737
  Fox Entertainment Group, Inc. *........................ 341,300     10,452,312
  Gaylord Entertainment Co............................... 680,880     16,894,335
  Knight-Ridder, Inc. #..................................  25,900      1,350,038
  Martha Stewart Living, Inc. #.......................... 656,200     16,281,962
  Netratings, Inc. ......................................  45,500        915,688
  New York Times Co., Class A............................ 370,300     15,251,731
  The Walt Disney Co. ................................... 360,700     13,954,581
  Time Warner, Inc. .....................................  94,100      7,216,294
  Univision Communications, Inc., Class A *#.............  85,300     10,598,525
  Viacom, Inc., Class A.................................. 127,200      8,482,650
  Washington Post Co., Class B...........................   2,875      1,380,000
  Young Broadcasting, Inc., Class A......................  71,300      2,410,831
                                                                  --------------
                                                                     154,384,944
                                                                  --------------
Specialty Retail - 0.2%
  Intimate Brands, Inc. ................................. 166,600      2,905,088
                                                                  --------------
CONSUMER STAPLES - 1.3%
Food & Drug Retailing - 0.5%
  CVS Corp. ............................................. 184,000      7,256,500
                                                                  --------------
Food Products - 0.1%
  General Mills, Inc. ...................................  53,100      1,825,313
                                                                  --------------
Personal Products - 0.7%
  Colgate-Palmolive Co. .................................  77,200      4,299,075
  Kimberly-Clark Corp. ..................................  87,400      5,020,037
                                                                  --------------
                                                                       9,319,112
                                                                  --------------
ENERGY - 4.3%
Energy Equipment & Services - 0.7%
  L-3 Communications Holding Corp. ...................... 101,400      5,969,925
  Nabors Industries, Inc. *..............................  18,200        757,575
  Petroleum Helicopters, Inc. ........................... 145,500      1,473,188
  Santa Fe International Corp. ..........................   1,000         35,125

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                         Shares       Value
COMMON STOCKS - continued
ENERGY - continued
Energy Equipment & Services - continued
  Schlumberger, Ltd. ..................................    28,314 $    2,093,466
  Weatherford International, Inc. *....................    13,600        544,850
                                                                  --------------
                                                                      10,874,129
                                                                  --------------
Oil & Gas - 3.6%
  BP Amoco Plc, ADR....................................   252,576     13,212,882
  Conoco, Inc., Class B................................    82,505      1,902,772
  Exxon Mobil Corp. ...................................   121,500      9,720,000
  Houston Exploration Co. *............................   138,000      3,036,000
  Kerr-McGee Corp. ....................................   132,455      7,268,468
  Murphy Oil Corp. ....................................   130,200      7,844,550
  Occidental Petroleum Corp. ..........................   180,700      3,659,175
  Tosco Corp. .........................................   174,800      4,632,200
                                                                  --------------
                                                                      51,276,047
                                                                  --------------
FINANCIALS - 18.0%
Banks - 6.1%
  AmSouth Bancorp......................................   161,167      2,709,620
  Banknorth Group, Inc. ...............................   152,000      2,327,500
  BB&T Corp. ..........................................    12,000        299,250
  BSB Bancorp, Inc. ...................................   236,000      5,044,500
  Comerica, Inc. ......................................    16,100        821,100
  First Security Corp. ................................ 1,067,750     15,348,906
  First Tennessee National Corp. #.....................    26,200        478,150
  Hibernia Corp., Class A..............................   186,400      2,038,750
  Marshall & Ilsley Corp. .............................    35,300      1,597,325
  Mellon Financial Corp. ..............................   273,500     10,307,531
  North Fork Bancorp, Inc. ............................   215,100      3,320,606
  Pacific Century Financial Corp. .....................   421,000      5,867,687
  SouthTrust Corp. ....................................    35,000        861,875
  State Street Corp. ..................................    93,200      9,354,950
  Suntrust Banks, Inc. ................................    61,320      2,935,695
  Susquehanna Bancshares, Inc. ........................   160,500      2,387,438
  The Bank of New York Co., Inc. ......................   118,200      5,533,238
  U.S. Bancorp.........................................    12,000        230,250
  Webster Financial Corp. .............................   520,200     11,639,475
  Wilmington Trust Corp. ..............................    81,000      3,548,813
                                                                  --------------
                                                                      86,652,659
                                                                  --------------
Diversified Financials - 9.7%
  Citigroup, Inc. .....................................   243,525     17,183,733
  Countrywide Credit Industries, Inc. .................    36,700      1,291,381
  Federal National Mtge. Assn. ........................   324,300     12,789,582
  Goldman Sachs Group, Inc. ...........................    11,500      1,137,781
  Legg Mason, Inc. ....................................   144,632      7,520,864

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Lehman Brothers Holdings, Inc. ........................ 138,000 $   15,507,750
  Neuberger-Berman, Inc. ................................ 537,400     26,668,475
  Price (T. Rowe) Associates, Inc. ...................... 339,600     13,881,150
  Stilwell Financial, Inc. .............................. 949,200     41,824,125
                                                                  --------------
                                                                     137,804,841
                                                                  --------------
Insurance - 1.3%
  AMBAC Financial Group, Inc. ...........................  50,100      3,228,319
  American Intl. Group, Inc. ............................  63,000      5,524,312
  Hartford Financial Services Group, Inc. ............... 163,800     10,524,150
                                                                  --------------
                                                                      19,276,781
                                                                  --------------
Real Estate - 0.9%
  Boston Properties, Inc. REIT...........................  26,300      1,091,450
  Duke Weeks Realty Corp. ............................... 208,914      5,118,393
  Kimco Realty Corp., REIT...............................  40,000      1,650,000
  Liberty Property Trust REIT............................  39,000      1,121,250
  Post Property, Inc. REIT...............................  88,300      4,094,912
                                                                  --------------
                                                                      13,076,005
                                                                  --------------
HEALTH CARE - 11.8%
Biotechnology - 0.2%
  Gilead Sciences, Inc. #................................  29,300      2,171,863
                                                                  --------------
Health Care Equipment & Supplies - 2.4%
  Alza Corp. *...........................................  41,700      2,700,075
  Beckman Coulter, Inc. .................................   5,100        339,788
  Boston Scientific Corp. *..............................  12,500        207,031
  PE Corp-PE Biosystems Group............................ 281,950     24,582,516
  Sybron International Corp. *........................... 292,200      6,081,412
                                                                  --------------
                                                                      33,910,822
                                                                  --------------
Health Care Providers & Services - 0.8%
  Cardinal Health, Inc. .................................  26,600      1,955,100
  Health Management Associates, Inc., Class A *.......... 288,625      4,527,804
  IMS Health, Inc. ...................................... 281,500      5,084,594
  Medpartners, Inc. .....................................  33,300        357,975
                                                                  --------------
                                                                      11,925,473
                                                                  --------------
Pharmaceuticals - 8.4%
  Abbott Laboratories.................................... 338,700     14,098,387
  American Home Products Corp. .......................... 311,600     16,534,275
  Bristol-Myers Squibb Co. ..............................  56,900      2,823,663
  Elan Corp. Plc., ADR *#................................ 161,600      8,635,500
  Eli Lilly & Co. .......................................  84,900      8,818,988
  Johnson & Johnson...................................... 125,300     11,660,731

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
  Pfizer, Inc. .......................................... 756,100 $   32,606,812
  Pharmacia Corp. ....................................... 232,200     12,712,950
  Schering-Plough Corp. ................................. 269,700     11,647,669
                                                                  --------------
                                                                     119,538,975
                                                                  --------------
INDUSTRIALS - 13.3%
Aerospace & Defense - 2.9%
  Bombardier, Inc., Class B.............................. 464,000      6,973,807
  General Dynamics Corp. ................................ 184,100     10,390,144
  Lockheed Martin Corp. ................................. 860,300     24,195,937
                                                                  --------------
                                                                      41,559,888
                                                                  --------------
Air Freight & Couriers - 0.7%
  Atlas Air, Inc. .......................................  77,600      3,443,500
  Expeditors International of Washington, Inc. .......... 132,100      6,638,025
                                                                  --------------
                                                                      10,081,525
                                                                  --------------
Commercial Services & Supplies - 6.5%
  ACNielsen Corp. ....................................... 527,600     12,926,200
  American Management Systems, Inc. .....................  10,200        255,638
  Cadence Design Systems, Inc. *......................... 602,200     12,570,925
  Computer Sciences Corp. *..............................  90,200      5,637,500
  Convergys Corp. *...................................... 901,100     40,605,819
  Dendrite International, Inc. ..........................  45,000      1,219,922
  Electronic Data Systems Corp. .........................   3,000        129,000
  Equifax, Inc. ......................................... 233,700      5,521,162
  First Data Corp. ......................................  38,436      1,770,458
  McGraw-Hill Cos., Inc. ................................ 188,000     11,174,250
                                                                  --------------
                                                                      91,810,874
                                                                  --------------
Construction & Engineering - 0.3%
  Jacobs Engineering Group, Inc. #....................... 116,500      4,157,594
  Spectrasite Holdings, Inc. ............................  31,000        658,750
                                                                  --------------
                                                                       4,816,344
                                                                  --------------
Industrial Conglomerates - 2.4%
  Danaher Corp. .........................................  18,000        916,875
  Dover Corp. ........................................... 182,500      8,360,781
  General Electric Co. .................................. 440,300     22,647,931
  Honeywell International, Inc. .........................  59,100      1,987,238
                                                                  --------------
                                                                      33,912,825
                                                                  --------------
Machinery - 0.4%
  Applied Power, Inc., Class A...........................  83,600      3,307,425
  Deere & Co. ...........................................  45,600      1,758,450
                                                                  --------------
                                                                       5,065,875
                                                                  --------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Transportation Infrastructure - 0.1%
  Kansas City Southern Industries, Inc. ................. 237,300 $    1,646,269
                                                                  --------------
INFORMATION TECHNOLOGY - 23.5%
Communications Equipment - 8.1%
  3Com Corp. *........................................... 269,700      3,657,806
  American Tower Corp., Class A *#....................... 806,820     34,592,407
  Cisco Systems, Inc. *.................................. 452,566     29,614,788
  Corning, Inc. .........................................  75,990     17,776,911
  Corvis Corp. ..........................................   9,000        740,953
  Infospace, Inc. #...................................... 181,800      6,135,750
  Lucent Technologies, Inc. ............................. 216,100      9,454,375
  Motorola, Inc. ........................................ 383,275     12,672,030
                                                                  --------------
                                                                     114,645,020
                                                                  --------------
Computers & Peripherals - 6.0%
  Dell Computer Corp. *.................................. 209,000      9,182,937
  EMC Corp. *............................................ 213,300     18,157,162
  IBM Corp. .............................................  21,800      2,451,138
  Palm, Inc. ............................................ 400,021     15,600,819
  Seagate Technology, Inc. *............................. 730,600     37,032,287
  Sun Microsystems, Inc. *...............................  23,000      2,425,063
                                                                  --------------
                                                                      84,849,406
                                                                  --------------
Electronic Equipment & Instruments - 0.7%
  Burr-Brown Corp. ...................................... 136,900     10,387,288
  Stratos Lightwave, Inc. #..............................   2,250         84,375
                                                                  --------------
                                                                      10,471,663
                                                                  --------------
Internet Software & Services - 1.0%
  Broadvision, Inc. *#...................................   8,000        289,500
  Go2Net.................................................  55,200      3,260,250
  Real Networks, Inc. *#................................. 247,800     10,516,012
                                                                  --------------
                                                                      14,065,762
                                                                  --------------
Office Electronics - 0.1%
  Unova, Inc. ........................................... 204,900      1,626,394
                                                                  --------------
Semiconductor Equipment & Products - 3.5%
  Applied Materials, Inc. *..............................  55,200      4,188,300
  Intel Corp. ........................................... 337,000     22,494,750
  Jabil Circuit, Inc. *..................................  89,100      4,460,569
  KLA-Tencor Corp. *..................................... 199,400     10,618,050
  Mentor Graphics Corp. ................................. 248,100      4,946,494
  Novellus Systems, Inc. *...............................   8,800        474,650
  Texas Instruments, Inc. ...............................  14,100        827,494

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Triquint Semiconductor, Inc. #.........................  60,200 $    2,306,412
  Zilog, Inc.[]..........................................  18,648          9,324
                                                                  --------------
                                                                      50,326,043
                                                                  --------------
Software - 4.1%
  Adobe Systems, Inc. ...................................  88,300     10,110,350
  Blaze Software, Inc. #.................................     400          6,850
  I2 Technologies, Inc. *#...............................  47,200      6,124,200
  Macromedia, Inc. ...................................... 136,100     10,411,650
  Microsoft Corp. *...................................... 164,825     11,506,845
  National Instruments Corp. ............................  67,200      2,902,200
  Network Associates, Inc. *............................. 457,200      8,772,525
  Parametric Technology Corp. *.......................... 119,100      1,191,000
  Rational Software Corp. *#.............................  40,600      4,131,050
  Siebel Systems, Inc. *.................................  26,000      3,770,000
  Telemate Net Software, Inc. ...........................  20,000         42,500
                                                                  --------------
                                                                      58,969,170
                                                                  --------------
MATERIALS - 4.0%
Chemicals - 2.3%
  Albemarle Corp. #......................................  86,700      2,140,406
  Donaldson, Inc. #...................................... 539,300     10,347,818
  Engelhard Corp. ....................................... 295,900      5,344,694
  IMC Global, Inc. ...................................... 458,300      6,330,269
  Praxair, Inc. .........................................  82,800      3,275,775
  Sigma-Aldrich Corp. ................................... 199,100      5,425,475
                                                                  --------------
                                                                      32,864,437
                                                                  --------------
Construction Materials - 0.3%
  Southdown, Inc. .......................................  72,700      4,525,575
                                                                  --------------
Containers & Packaging - 1.1%
  AptarGroup, Inc. ...................................... 362,000      9,027,375
  Bemis Co., Inc. ....................................... 121,300      4,169,688
  Sealed Air Corp. *.....................................  41,840      2,107,690
                                                                  --------------
                                                                      15,304,753
                                                                  --------------
Paper & Forest Products - 0.3%
  Asia Pulp & Paper, Ltd., ADR #......................... 449,200      2,246,000
  Deltic Timber Corp. ...................................  75,600      1,563,975
                                                                  --------------
                                                                       3,809,975
                                                                  --------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                         Shares      Value
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 4.6%
  AT&T Corp. ........................................... 140,112 $    4,334,715
  AT&T Corp., Liberty Media Group, Class A..............  31,000        689,750
  Broadwing, Inc. ...................................... 206,100      5,410,125
  Centurytel, Inc. ..................................... 225,000      6,595,313
  Global Crossing, Ltd. *............................... 212,400      5,163,975
  Powertel, Inc. #......................................  84,500      7,594,438
  Qwest Communications International, Inc. *............ 245,496     11,522,968
  SBC Communications, Inc. .............................  67,700      2,881,481
  Teleglobe, Inc. #..................................... 648,500     13,213,187
  WorldCom, Inc. ....................................... 195,388      7,632,344
                                                                 --------------
                                                                     65,038,296
                                                                 --------------
Wireless Telecommunications Services - 1.2%
  Crown Castle International Corp. .....................  51,000      1,734,000
  Nextel Communications, Inc., Class A *................  83,700      4,681,968
  Sprint Corp. (PCS Group), Ser. 1 *#...................  36,800      2,033,200
  Voicestream Wireless Corp. *..........................  28,671      3,677,056
  Western Wireless Corp., Class A.......................  90,600      4,983,000
                                                                 --------------
                                                                     17,109,224
                                                                 --------------
UTILITIES - 1.9%
Electric Utilities - 0.3%
  Dynegy, Inc. .........................................  21,800      1,534,175
  Niagara Mohawk Holdings, Inc. *....................... 230,100      3,063,206
                                                                 --------------
                                                                      4,597,381
                                                                 --------------
Gas Utilities - 1.6%
  Piedmont Natural Gas Co., Inc. ....................... 292,800      8,308,200
  Southwestern Energy Co. .............................. 547,600      4,038,550
  The Williams Companies, Inc. ......................... 230,800      9,635,900
                                                                 --------------
                                                                     21,982,650
                                                                 --------------
    Total Common Stocks (cost $975,195,025).............          1,366,482,051
                                                                 --------------
CONVERTIBLE PREFERRED STOCKS - 1.2%
CONSUMER DISCRETIONARY - 0.7%
Leisure Equipment & Products - 0.7%
  Tribune Co. (exchangeable for Mattel, Inc. common
   stock), 6.25%, 08/15/2001............................ 647,600      9,633,050
                                                                 --------------
MATERIALS - 0.3%
Containers & Packaging - 0.3%
  Sealed Air Corp., $2.00, 04/01/2018, Ser. A...........  78,375      3,859,969
                                                                 --------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                        Shares       Value
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
  Global Crossing, Ltd., 7.00%, 12/31/2049, 144A.....     18,800 $    3,200,700
                                                                 --------------
    Total Convertible Preferred Stocks (cost
     $18,323,874)....................................                16,693,719
                                                                 --------------
PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
  Fresenius National Medical Care, Inc., Ser. D (cost
   $22,740)..........................................    130,000          3,835
                                                                 --------------

                                                      Principal
                                                        Amount       Value

CONVERTIBLE DEBENTURES - 2.2%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
  Getty Images, Inc., 5.00%, 03/15/2007 144A......... $5,500,000      4,530,625
                                                                 --------------
HEALTH CARE - 0.4%
Biotechnology - 0.4%
  Affymetrix, Inc., 4.75%, 02/15/2007 144A...........  6,900,000      4,873,125
                                                                 --------------
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.3%
  American Tower Corp., 6.25%, 10/15/2009............  1,900,000      3,598,125
                                                                 --------------
Internet Software & Services - 0.3%
  Cnet, Inc., 5.00%, 03/01/2006......................  5,000,000      4,900,000
                                                                 --------------
Semiconductor Equipment & Products - 0.4%
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007
   144A..............................................  7,550,000      6,143,812
                                                                 --------------
Software - 0.5%
  Juniper Networks, Inc., 4.75%, 03/15/2007..........  4,100,000      4,540,750
  Network Associates, Inc., 0.00%, 02/13/2018........  7,000,000      2,537,500
                                                                 --------------
                                                                      7,078,250
                                                                 --------------
    Total Convertible Debentures (cost $34,602,777)..                31,123,937
                                                                 --------------
CORPORATE BONDS - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
  Amazon.Com, Inc., 4.75%, 02/01/2009................  2,700,000      1,454,625
                                                                 --------------
INFORMATION TECHNOLOGY - 0.2%
Semiconductor Equipment & Products - 0.2%
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005
   144A..............................................  3,775,000      3,175,719
                                                                 --------------
    Total Corporate Bonds (cost $5,902,548)..........                 4,630,344
                                                                 --------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                         Shares       Value
RIGHTS - 0.0%
INDUSTRIALS - 0.0%
Machinery - 0.0%
  CNH Global N.V. (cost $0)...........................    233,000 $           0
                                                                  -------------

                                                       Principal
                                                         Amount       Value

U.S. TREASURY OBLIGATIONS - 0.4%
  U.S. Treasury Notes, 3.625 - 12.00%, 7/31/2001 -
    2/15/2027 (cost $5,390,778) ##.................... $5,390,778     5,390,778

                                                        Shares       Value
SHORT-TERM INVESTMENTS - 5.4%
MUTUAL FUND SHARES - 5.4%
  Evergreen Select Money Market Fund o...............    885,097        885,097
  Navigator Prime Portfolio ##....................... 76,581,601     76,581,601
                                                                 --------------
    Total Short-Term Investments (cost $77,466,698)..                77,466,698
                                                                 --------------
Total Investments - (cost $1,116,904,440) - 105.5%..............  1,501,791,362
                                                                 --------------
Other Assets and Liabilities - (5.5)%...........................    (78,485,770)
                                                                 --------------
Net Assets - 100.0%............................................. $1,423,305,592
                                                                 ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Small Cap Value Fund
                            Schedule of Investments
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - 91.9%
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.9%
  Arvinmeritor, Inc. ...................................... 124,000 $  1,937,500
                                                                    ------------
Household Durables - 2.6%
  Ethan Allen Interiors, Inc. #............................  43,400    1,106,700
  Fossil, Inc. *...........................................  80,400    1,467,300
  Furniture Brands International, Inc. *................... 115,400    1,709,363
  Industrie Natuzzi SpA, ADR *............................. 157,500    1,643,906
                                                                    ------------
                                                                       5,927,269
                                                                    ------------
Media - 1.9%
  Scholastic Corp. *#......................................  17,300    1,105,037
  True North Communications, Inc...........................  30,700    1,498,544
  Valassis Communications, Inc. *..........................  48,000    1,614,000
                                                                    ------------
                                                                       4,217,581
                                                                    ------------
Multi-line Retail - 0.7%
  Reebok International, Ltd. *#............................  96,500    1,628,438
                                                                    ------------
Specialty Retail - 4.0%
  Abercrombie & Fitch Co., Class A *.......................  43,000      690,688
  Linens 'n Things, Inc. *#................................  69,000    2,065,687
  Pier 1 Imports, Inc. .................................... 316,000    3,772,250
  Ross Stores, Inc. #...................................... 153,100    2,353,912
                                                                    ------------
                                                                       8,882,537
                                                                    ------------
Textiles & Apparel - 1.6%
  Guess?, Inc. *........................................... 110,800    1,509,650
  Russell Corp. #..........................................  55,600    1,094,625
  Wolverine World Wide, Inc. #............................. 102,500    1,082,656
                                                                    ------------
                                                                       3,686,931
                                                                    ------------
CONSUMER STAPLES - 4.5%
Food & Drug Retailing - 0.7%
  Whole Foods Market, Inc. *#..............................  34,300    1,532,781
                                                                    ------------
Food Products - 3.8%
  Flowers Industries, Inc. ................................  68,500    1,459,906
  International Multifoods Corp. #.........................  63,300    1,103,794
  Michael Foods, Inc. ..................................... 166,600    3,998,400
  Smithfield Foods, Inc. #.................................  74,000    2,104,375
                                                                    ------------
                                                                       8,666,475
                                                                    ------------
ENERGY - 8.3%
Energy Equipment & Services - 2.8%
  Cal Dive Intl., Inc. *...................................  23,800    1,148,350
  Hanover Compressor Co. *#................................  36,400    1,242,150

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
ENERGY - continued
Energy Equipment & Services - continued
  Pride International, Inc. *#............................. 109,700 $  2,283,131
  UTI Energy Corp. ........................................  53,500    1,685,250
                                                                    ------------
                                                                       6,358,881
                                                                    ------------
Oil & Gas - 5.5%
  Berry Petroleum Co., Class A #........................... 108,300    1,969,706
  Cabot Oil & Gas Corp., Class A...........................  98,200    1,816,700
  Cross Timbers Oil Co. ...................................  80,900    1,329,794
  Newfield Exploration Co. *...............................  52,200    1,778,062
  Pennzoil-Quaker State Co. #.............................. 134,209    1,677,613
  Pogo Producing Co. ......................................  35,000      695,625
  Santa Fe Snyder Corp. ................................... 146,600    1,466,000
  Stone Energy Corp. *#....................................  30,600    1,468,800
                                                                    ------------
                                                                      12,202,300
                                                                    ------------
FINANCIALS - 19.2%
Banks - 15.0%
  Astoria Financial Corp. .................................  77,200    2,248,450
  Bancorp Connecticut, Inc. ...............................  21,000      303,188
  Banknorth Group, Inc. ................................... 136,400    2,088,625
  Britton & Koontz Capital Corp. ..........................  86,600    1,104,150
  Centura Banks, Inc. #....................................  31,280      995,095
  City National Corp. #....................................  21,350      783,278
  Civic Bancorp *.......................................... 110,250    1,722,656
  Columbia Banking Systems, Inc. *.........................  69,960      891,990
  Commercial Bankshares, Inc. #............................  35,885      639,202
  Cullen/Frost Bankers, Inc. #.............................  78,500    2,232,344
  First Oak Brook Bancshares, Inc., Class A................ 197,186    2,846,873
  First State Bancorp...................................... 173,328    2,123,268
  Granite State Bankshares, Inc. .......................... 261,900    4,419,562
  Highland Bancorp, Inc. ..................................  36,000      888,750
  Independent Bankshares, Inc. ............................ 129,500    2,569,766
  MetroWest Bank........................................... 124,200      745,200
  Mid-State Bancshares..................................... 111,600    3,152,700
  Prosperity Bancshares, Inc. .............................  87,000    1,479,000
  Washington Trust Bancorp, Inc. ..........................  47,587      690,011
  West Coast Bancorp, Inc. ................................  83,000      762,562
  Wilmington Trust Corp. ..................................  23,700    1,038,356
                                                                    ------------
                                                                      33,725,026
                                                                    ------------
Diversified Financials - 1.1%
  Raymond James Financial, Inc. ...........................  18,000      450,000
  Ulticom, Inc. ...........................................  22,100      740,350
  Waddell & Reed Financial, Inc., Class A #................  37,150    1,216,663
                                                                    ------------
                                                                       2,407,013
                                                                    ------------

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 3.1%
  AMB Property Corp. REIT..................................  74,500 $  1,778,688
  Brandywine Realty Trust REIT.............................  66,000    1,447,875
  Liberty Property Trust REIT..............................  47,000    1,351,250
  Prentiss Properties Trust REIT...........................  44,200    1,110,525
  SL Green Realty Corp. REIT...............................  45,900    1,362,656
                                                                    ------------
                                                                       7,050,994
                                                                    ------------
HEALTH CARE - 14.7%
Biotechnology - 0.0%
  Charles River Laboratories International, Inc. #.........   2,500       75,469
                                                                    ------------
Health Care Equipment & Supplies - 5.3%
  Alza Corp. *#............................................  33,800    2,188,550
  Beckman Coulter, Inc. ...................................  32,900    2,191,962
  CONMED Corp. ............................................  50,000      668,750
  DENTSPLY International, Inc. ............................  50,000    1,690,625
  Exactech, Inc. *.........................................  75,200    1,278,400
  KV Pharmaceutical Co. ...................................  22,800      679,725
  KV Pharmaceutical Co., Class A...........................  11,900      354,769
  Sybron International Corp. *#............................ 131,500    2,736,844
                                                                    ------------
                                                                      11,789,625
                                                                    ------------
Health Care Providers & Services - 3.1%
  AmeriSource Health Corp., Class A *...................... 155,434    5,430,475
  Owens & Minor, Inc. .....................................  99,000    1,584,000
                                                                    ------------
                                                                       7,014,475
                                                                    ------------
Pharmaceuticals - 6.3%
  Alpharma, Inc., Class A..................................  25,080    1,642,740
  Barr Laboratories, Inc. #................................  51,750    2,794,500
  Jones Pharma, Inc. ......................................  58,200    1,902,413
  Medicis Pharmaceutical Corp., Class A *..................  43,114    2,425,162
  Shire Pharmaceuticals Group Plc, ADR *#..................   5,700      312,075
  Warner Chilcott Laboratories Plc, ADR #..................  71,800    1,790,513
  Watson Pharmaceuticals, Inc. *#..........................  60,500    3,342,625
                                                                    ------------
                                                                      14,210,028
                                                                    ------------
INDUSTRIALS - 8.4%
Building Products - 1.2%
  American Woodmark Corp. ................................. 103,400    1,990,450
  LSI Industries, Inc. ....................................  42,900      718,575
                                                                    ------------
                                                                       2,709,025
                                                                    ------------

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 3.7%
  Affiliated Computer Services, Inc., Class A *#...........  66,600 $  3,001,163
  Bowne & Co., Inc. #...................................... 136,100    1,199,381
  CSG Systems International, Inc. *........................  55,100    2,930,631
  Spherion Corp. #.........................................  55,000    1,051,875
                                                                    ------------
                                                                       8,183,050
                                                                    ------------
Electrical Equipment - 0.5%
  Baldor Electric Co. #....................................  59,500    1,093,312
                                                                    ------------
Machinery - 3.0%
  Applied Power, Inc., Class A.............................  51,600    2,041,425
  Badger Meter, Inc. ......................................  50,000    1,381,250
  Idex Corp. ..............................................  38,400    1,267,200
  Manitowoc Co., Inc. .....................................  39,000      960,375
  Roper Industries, Inc. #.................................  40,800    1,127,100
                                                                    ------------
                                                                       6,777,350
                                                                    ------------
INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 1.0%
  Communications Systems, Inc. ............................  68,100      919,350
  Scientific Atlanta, Inc. ................................  17,200    1,324,400
                                                                    ------------
                                                                       2,243,750
                                                                    ------------
Computers & Peripherals - 2.1%
  Radisys Corp. *..........................................  22,000    1,353,000
  Zebra Technologies Corp., Class A *......................  65,100    3,324,169
                                                                    ------------
                                                                       4,677,169
                                                                    ------------
Electronic Equipment & Instruments - 0.8%
  Manufacturers Services, Ltd. #...........................  72,700    1,690,275
                                                                    ------------
Internet Software & Services - 1.6%
  Avocent Corp. ...........................................  81,163    3,623,167
                                                                    ------------
Semiconductor Equipment & Products - 3.3%
  Advanced Energy Industries, Inc. *#......................  37,900    1,705,500
  Helix Technology Corp. ..................................  91,000    2,957,500
  Integrated Circuit Systems, Inc. ........................  75,200    1,353,600
  Kulicke & Soffa Industries, Inc. *#......................  29,700    1,340,213
                                                                    ------------
                                                                       7,356,813
                                                                    ------------
Software - 6.1%
  Answerthink Consulting Group............................. 131,500    2,210,844
  FileNet Corp. *..........................................  92,500    1,636,094
  Hyperion Solutions Corp. ................................  70,600    1,879,725
  National Instruments Corp. ..............................  41,600    1,796,600
  Network Associates, Inc. *............................... 151,000    2,897,312

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                           Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Progress Software Corp. ...............................  136,200  $  2,051,512
  Remedy Corp. *.........................................   60,800     1,341,400
                                                                    ------------
                                                                      13,813,487
                                                                    ------------
MATERIALS - 4.0%
Chemicals - 3.0%
  Cambrex Corp. #........................................   43,400     1,961,138
  Crompton Corp. ........................................  151,500     1,486,594
  Donaldson, Inc. .......................................  110,200     2,114,462
  Olin Corp. ............................................   80,500     1,262,844
                                                                    ------------
                                                                       6,825,038
                                                                    ------------
Containers & Packaging - 1.0%
  AptarGroup, Inc. ......................................   87,100     2,172,056
                                                                    ------------
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
  Hickory Tech Corp. ....................................  103,095     1,907,257
                                                                    ------------
Wireless Telecommunications Services - 0.0%
  Airspan Networks, Inc. ................................    2,500        55,938
                                                                    ------------
UTILITIES - 5.3%
Electric Utilities - 1.6%
  Cleco Corp. ...........................................   32,500     1,198,438
  Energy East Corp. .....................................    3,088        58,286
  UtiliCorp United, Inc. #...............................  107,000     2,280,437
                                                                    ------------
                                                                       3,537,161
                                                                    ------------
Gas Utilities - 3.7%
  Chesapeake Utilities Corp. ............................   37,300       652,750
  CTG Resources, Inc. #..................................   20,000       743,750
  Eastern Enterprises....................................   45,000     2,818,125
  MDU Resources Group, Inc. .............................  177,200     4,119,900
                                                                    ------------
                                                                       8,334,525
                                                                    ------------
    Total Common Stocks (cost $202,734,914)..............            206,312,696
                                                                    ------------

                                                          Principal
                                                           Amount      Value
CORPORATE BONDS - 0.7%
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
  Alpharma, Inc., 5.75%, 04/01/2005 (cost $670,000) #.... $670,000     1,542,675
                                                                    ------------

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                           Shares      Value
SHORT-TERM INVESTMENTS - 21.0%
MUTUAL FUND SHARES - 21.0%
  Evergreen Select Money Market Fund o ................. 14,958,323 $ 14,958,323
  Navigator Prime Portfolio ##.......................... 32,360,616   32,360,616
                                                                    ------------
    Total Short-Term Investments (cost $47,318,939).....              47,318,939
                                                                    ------------
Total Investments - (cost $250,723,853) - 113.6%...................  255,174,310
Other Assets and Liabilities - (13.6)%.............................  (30,644,965)
                                                                    ------------
Net Assets - 100.0%................................................ $224,529,345
                                                                    ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Utility Fund
                            Schedule of Investments
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - 72.9%
CONSUMER DISCRETIONARY - 0.9%
Media - 0.9%
  Time Warner, Inc. .......................................  52,393 $  4,017,888
                                                                    ------------
INFORMATION TECHNOLOGY - 4.5%
Communications Equipment - 3.9%
  3Com Corp. *.............................................  42,000      569,625
  American Tower Systems Corp., Class A *..................  50,000    2,143,750
  Aware, Inc. #............................................  83,000    3,268,125
  Lucent Technologies, Inc. ...............................  85,000    3,718,750
  QUALCOMM, Inc. *......................................... 103,778    6,739,084
                                                                    ------------
                                                                      16,439,334
                                                                    ------------
Computers & Peripherals - 0.6%
  Palm, Inc. ..............................................  62,294    2,429,466
                                                                    ------------
TELECOMMUNICATION SERVICES - 29.9%
Diversified Telecommunication Services - 19.0%
  ALLTEL Corp. ............................................  72,000    4,437,000
  AT&T Corp. .............................................. 255,900    7,916,906
  BellSouth Corp. ......................................... 184,400    7,341,425
  Global Crossing, Ltd. *#................................. 125,000    3,039,063
  NEXTLINK Communications, Inc., Class A *.................  75,000    2,479,688
  Qwest Communications International, Inc. *............... 309,337   14,519,505
  SBC Communications, Inc. ................................ 220,261    9,374,859
  Sprint Corp. #........................................... 199,200    7,096,500
  Telefonica de Espana SA de CV, ADR #.....................  59,036    3,737,717
  Teleglobe, Inc. ......................................... 325,300    6,627,987
  Time Warner Telecom, Inc. #..............................  48,100    2,979,194
  Verizon Communications................................... 224,880   10,569,360
  Winstar Communications, Inc. *#..........................       1           30
                                                                    ------------
                                                                      80,119,234
                                                                    ------------
Wireless Telecommunications Services - 10.9%
  Crown Castle International Corp. #....................... 290,000    9,860,000
  Leap Wireless International, Inc. ....................... 156,127    9,894,548
  Nextel Communications, Inc., Class A *#.................. 194,500   10,879,844
  Sprint Corp. (PCS Group), Ser. 1 *....................... 149,600    8,265,400
  Vodafone AirTouch Plc, ADR #............................. 110,250    4,754,531
  Western Wireless Corp., Class A..........................  44,000    2,420,000
                                                                    ------------
                                                                      46,074,323
                                                                    ------------
UTILITIES - 37.6%
Electric Utilities - 27.8%
  AES Corp. *#............................................. 261,599   13,979,197
  American Electric Power Co., Inc. ....................... 328,000   10,762,500
  Calpine Corp. *#.........................................  90,000    6,412,500
  Companhia Paranaense de Energia-Copel, Plc, ADR #........ 160,000    1,490,000

                                   EVERGREEN
                                  Utility Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  Duke Energy Corp. ....................................... 129,500 $  7,988,531
  Dynegy, Inc. ............................................ 210,000   14,778,750
  El Paso Energy Partners, LP #............................   1,100       24,819
  FPL Group, Inc. .........................................  67,000    3,232,750
  Niagara Mohawk Holdings, Inc. *#......................... 448,900    5,975,981
  Nisource, Inc. #......................................... 401,000    7,794,437
  PPL Corp. ............................................... 231,700    6,255,900
  Public Service Enterprise Group, Inc. ................... 265,200    8,917,350
  Scottish Power Plc, ADR #................................ 339,110   11,233,019
  Sierra Pacific Resources.................................  10,000      141,250
  Southern Co. ............................................ 330,000    8,064,375
  TECO Energy, Inc. #......................................  52,300    1,147,331
  Txu Corp. ............................................... 198,200    6,193,750
  UtiliCorp United, Inc. #.................................  99,000    2,109,938
  Wisconsin Energy Corp. ..................................  58,050    1,153,744
                                                                    ------------
                                                                     117,656,122
                                                                    ------------
Gas Utilities - 9.8%
  El Paso Energy Corp. #................................... 102,600    4,963,275
  Enron Corp. ............................................. 234,000   17,228,250
  Enron Corp., Exchangeable Notes 2002..................... 117,400    3,265,187
  MDU Resources Group, Inc. ...............................  57,400    1,334,550
  Peoples Energy Corp. .................................... 274,800    8,707,725
  Sempra Energy............................................ 312,313    5,855,869
                                                                    ------------
                                                                      41,354,856
                                                                    ------------
    Total Common Stocks (cost $248,997,338)................          308,091,223
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS - 16.4%
INDUSTRIALS - 0.3%
Air Freight & Couriers - 0.3%
  Loral Space & Communications, 6.00%, 11/01/2006..........  70,000    1,242,500
                                                                    ------------
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 3.7%
  Crown Castle, DECS 7.25%, 8/15/2002...................... 214,200    6,486,244
  Metromedia Fiber, DECS 6.25%, 11/15/2002................. 140,000    9,117,500
                                                                    ------------
                                                                      15,603,744
                                                                    ------------
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.0%
  Qwest Trends Trust, 5.75%, 11/17/2003....................  56,000    4,403,000
                                                                    ------------
Wireless Telecommunications Services - 1.3%
  MediaOne Group, Inc., PIES, 7.00%, 11/15/2002............ 131,300    5,416,125
                                                                    ------------

                                   EVERGREEN
                                  Utility Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
CONVERTIBLE PREFERRED STOCKS - continued
UTILITIES - 10.1%
Electric Utilities - 10.1%
  AES Trust III........................................     40,000 $  3,325,000
  BNDES Participacoes S.A., DECS, 7.25%, 2/15/2001
   144A................................................    235,000    4,230,000
  Calpine Capital Trust, 5.75%, 11/01/2004.............    104,040   13,213,080
  CMS Energy Corp. #...................................    158,900    5,055,006
  Coastal Corp. .......................................    165,000    5,434,688
  TXU Corp. ...........................................     70,000    2,791,250
  UtiliCorp United, Inc., 9.75%, 11/16/2002............    337,000    8,488,187
                                                                   ------------
                                                                     42,537,211
                                                                   ------------
    Total Convertible Preferred Stocks
     (cost $60,366,800)................................              69,202,580
                                                                   ------------
PREFERRED STOCKS - 0.9%
UTILITIES - 0.9%
Electric Utilities - 0.9%
  Alliant Energy Resources, Inc., 0.00%, 02/15/2030
   144A, (cost $4,347,250).............................     61,100    3,704,188
                                                                   ------------

                                                        Principal
                                                          Amount      Value
CONVERTIBLE DEBENTURES - 3.4%
INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 2.2%
  American Tower Corp., 6.25%, 10/15/2009.............. $5,000,000    9,468,750
                                                                   ------------
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
  Level 3 Communications, Inc., 6.00%, 09/15/2009......  4,020,000    4,854,150
                                                                   ------------
    Total Convertible Debentures (cost $11,991,600)....              14,322,900
                                                                   ------------
CORPORATE BONDS - 0.7%
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunications Services - 0.7%
  Nextel Communications, Inc., 5.25%, 01/15/2010 144A,
   (cost $2,611,000)...................................  2,800,000    2,807,000
                                                                   ------------
                                                          Shares      Value
SHORT-TERM INVESTMENTS - 24.6%
MUTUAL FUND SHARES - 24.6%
  Evergreen Select Money Market Fund o ................ 19,957,629   19,957,629
  Navigator Prime Portfolio ##......................... 84,203,200   84,203,200
                                                                   ------------
    Total Short-Term Investments (cost $104,160,829)...             104,160,829
                                                                   ------------
Total Investments - (cost $432,474,817) - 118.9%..................  502,288,720
Other Assets and Liabilities - (18.9)%............................  (79,934,753)
                                                                   ------------
Net Assets - 100.0%............................................... $422,353,967
                                                                   ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                   Value Fund
                            Schedule of Investments
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - 92.3%
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 1.0%
  Delphi Automotive Systems Corp. ......................... 405,873 $  6,011,994
  Visteon Corp. ...........................................  15,214      212,996
                                                                    ------------
                                                                       6,224,990
                                                                    ------------
Automobiles - 0.8%
  Ford Motor Co. .......................................... 116,200    5,410,563
                                                                    ------------
Media - 3.5%
  Clear Channel Communications, Inc. *#....................  45,100    3,436,056
  The Walt Disney Co. ..................................... 192,800    7,458,950
  Univision Communications, Inc., Class A *#...............  35,150    4,367,388
  Viacom, Inc., Class B.................................... 107,742    7,144,641
                                                                    ------------
                                                                      22,407,035
                                                                    ------------
Specialty Retail - 1.7%
  Intimate Brands, Inc. ................................... 356,800    6,221,700
  Lowe's Companies, Inc. ..................................  73,650    3,107,109
  Nordstrom, Inc. .........................................  97,500    1,706,250
                                                                    ------------
                                                                      11,035,059
                                                                    ------------
CONSUMER STAPLES - 2.0%
Personal Products - 1.1%
  Avon Products, Inc. ..................................... 169,000    6,707,188
                                                                    ------------
Tobacco - 0.9%
  Philip Morris Cos., Inc. ................................ 238,000    6,009,500
                                                                    ------------
ENERGY - 8.4%
Energy Equipment & Services - 0.7%
  Halliburton Co. .........................................  95,900    4,423,387
                                                                    ------------
Oil & Gas - 7.7%
  BP Amoco Plc, ADR........................................  91,808    4,802,706
  Chevron Corp. ...........................................   9,900      782,100
  Conoco, Inc., Class B.................................... 151,670    3,497,889
  Exxon Mobil Corp. ....................................... 265,472   21,237,760
  Royal Dutch Petroleum Co. ...............................  49,300    2,871,725
  Sunoco, Inc. ............................................ 349,550    8,520,281
  Texaco, Inc. #...........................................  95,350    4,713,866
  Unocal Corp. ............................................ 103,850    3,141,463
                                                                    ------------
                                                                      49,567,790
                                                                    ------------
FINANCIALS - 29.6%
Banks - 11.1%
  Bank of America Corp. ................................... 244,600   11,587,925
  Chase Manhattan Corp. ................................... 125,925    6,256,898
  FleetBoston Financial Corp. ............................. 448,934   16,077,449
  Golden West Financial Corp. #............................ 266,100   12,240,600

                                   EVERGREEN
                                   Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  J.P. Morgan & Co., Inc. .................................  62,650 $  8,363,775
  Marshall & Ilsley Corp. .................................  74,100    3,353,025
  PNC Financial Services Group, Inc. ...................... 190,650    9,699,319
  Wells Fargo Co. .........................................  94,350    3,897,834
                                                                    ------------
                                                                      71,476,825
                                                                    ------------
Diversified Financials - 10.5%
  Citigroup, Inc. ......................................... 221,109   15,602,004
  Federal National Mortgage Assn. ......................... 176,150    8,785,481
  Federal Home Loan Mortgage Corp.  .......................  32,600    1,285,663
  Household International, Inc. ........................... 266,550   11,878,134
  John Hancock Finl. Svcs., Inc. .......................... 423,400   10,002,825
  Merrill Lynch & Co., Inc. ...............................  39,650    5,124,762
  Morgan Stanley, Dean Witter & Co. #......................  73,600    6,716,000
  Price (T. Rowe) Associates, Inc. ........................ 163,400    6,678,975
  SCG Holding Corp. .......................................  84,500    1,869,563
                                                                    ------------
                                                                      67,943,407
                                                                    ------------
Insurance - 8.0%
  Ace, Ltd. ............................................... 119,550    4,303,800
  AMBAC Financial Group, Inc. ............................. 363,750   23,439,141
  American Intl. Group, Inc. ..............................  60,824    5,333,461
  Hartford Financial Services Group, Inc. ................. 153,400    9,855,950
  Marsh & McLennan Co., Inc. #.............................  41,000    5,002,000
  MGIC Investment Corp. ...................................  72,900    4,141,631
                                                                    ------------
                                                                      52,075,983
                                                                    ------------
HEALTH CARE - 7.8%
Health Care Providers & Services - 1.3%
  Health Management Associates, Inc., Class A *............ 119,600    1,876,225
  Quest Diagnostics, Inc. #................................  66,700    6,732,531
                                                                    ------------
                                                                       8,608,756
                                                                    ------------
Pharmaceuticals - 6.5%
  American Home Products Corp. ............................ 213,450   11,326,191
  Johnson & Johnson #......................................  57,100    5,313,869
  Merck & Co., Inc. ....................................... 122,100    8,753,044
  Pharmacia Corp. ......................................... 126,426    6,921,823
  Schering-Plough Corp. ................................... 217,400    9,388,962
                                                                    ------------
                                                                      41,703,889
                                                                    ------------
INDUSTRIALS - 11.9%
Air Freight & Couriers - 0.3%
  United Parcel Service, Inc., Class B.....................  34,900    2,050,375
                                                                    ------------

                                   EVERGREEN
                                   Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 1.9%
  Avery Dennison Corp. ....................................  88,100 $  4,779,425
  Electronic Data Systems Corp. ........................... 101,350    4,358,050
  Keane, Inc. #............................................ 150,300    3,081,150
                                                                    ------------
                                                                      12,218,625
                                                                    ------------
Electrical Equipment - 2.5%
  American Power Conversion Corp. *........................ 113,000    2,874,438
  Emerson Electric Co. .................................... 214,550   13,100,959
                                                                    ------------
                                                                      15,975,397
                                                                    ------------
Industrial Conglomerates - 4.7%
  General Electric Co. .................................... 347,400   17,869,387
  Honeywell International, Inc. ...........................  68,075    2,289,022
  Minnesota Mining & Manufacturing Co. .................... 114,050   10,271,628
                                                                    ------------
                                                                      30,430,037
                                                                    ------------
Machinery - 0.5%
  Deere & Co. .............................................  88,000    3,393,500
                                                                    ------------
Road & Rail - 2.0%
  Burlington Northern Santa Fe Corp. ...................... 134,200    3,279,513
  Union Pacific Corp. ..................................... 227,900    9,842,431
                                                                    ------------
                                                                      13,121,944
                                                                    ------------
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 0.8%
  Motorola, Inc. .......................................... 159,000    5,256,938
                                                                    ------------
Computers & Peripherals - 4.1%
  Compaq Computer Corp. ................................... 495,550   13,906,372
  Hewlett-Packard Co. .....................................  50,750    5,541,266
  IBM Corp. ...............................................  60,350    6,785,603
                                                                    ------------
                                                                      26,233,241
                                                                    ------------
Electronic Equipment & Instruments - 1.1%
  SCI Systems, Inc. *#..................................... 158,700    7,280,362
                                                                    ------------
Semiconductor Equipment & Products - 3.3%
  Axcelis Technologies, Inc. ..............................  84,700    1,566,950
  Intel Corp. .............................................  59,500    3,971,625
  Micron Technology, Inc. .................................  83,150    6,776,725
  National Semiconductor Corp. *........................... 114,550    4,145,278
  Varian Semiconductor Equipment, Inc. .................... 100,550    4,882,959
                                                                    ------------
                                                                      21,343,537
                                                                    ------------
Software - 1.3%
  Symantec Corp. .......................................... 165,600    8,487,000
                                                                    ------------

                                   EVERGREEN
                                   Value Fund
                       Schedule of Investments (continued)
                                 July 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
MATERIALS - 1.8%
Chemicals - 0.8%
  DuPont (E.I.) De Nemours & Co. ......................    113,927 $  5,162,317
                                                                   ------------
Containers & Packaging - 1.0%
  Sealed Air Corp. *#..................................    129,000    6,498,375
                                                                   ------------
TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 7.1%
  AT&T Corp. ..........................................    104,099    3,220,563
  AT&T Corp., Liberty Media Group, Class A.............    261,800    5,825,050
  AT&T Wireless Group #................................     75,200    2,068,000
  BellSouth Corp. .....................................     74,550    2,968,022
  Qwest Communications International, Inc. *...........    168,868    7,926,241
  SBC Communications, Inc. ............................    160,005    6,810,213
  Verizon Communications...............................    300,000   14,100,000
  WorldCom, Inc. ......................................     83,950    3,279,297
                                                                   ------------
                                                                     46,197,386
                                                                   ------------
UTILITIES - 6.1%
Electric Utilities - 4.7%
  DPL, Inc. #..........................................    483,250   11,658,407
  Duke Energy Corp.....................................    136,800    8,438,850
  FPL Group, Inc.......................................     86,000    4,149,500
  GPU, Inc. #..........................................     62,900    1,666,850
  Southern Co..........................................    182,000    4,447,625
                                                                   ------------
                                                                     30,361,232
                                                                   ------------
Gas Utilities - 1.4%
  NICOR, Inc...........................................    194,700    6,753,656
  The Williams Companies, Inc..........................     53,600    2,237,800
                                                                   ------------
                                                                      8,991,456
                                                                   ------------
    Total Common Stocks (cost $504,339,929)............             596,596,094
                                                                   ------------
SHORT-TERM INVESTMENTS - 10.8%
MUTUAL FUND SHARES - 10.8%
  Evergreen Select Money Market Fund Fund o ........... 45,418,923   45,418,923
  Navigator Prime Portfolio ##......................... 24,312,959   24,312,959
                                                                   ------------
    Total Short-Term Investments - (cost $69,731,882)..              69,731,882
                                                                   ------------
  Total Investments - (cost $574,071,811) - 103.1%................  666,327,976
  Other Assets and Liabilities - (3.1)%...........................  (19,930,570)
                                                                   ------------
  Net Assets - 100.0%............................................. $646,397,406
                                                                   ------------

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments
                                 July 31, 2000

Symbol Description
--------------------------------------------------------------------------------
144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*      Non-income producing security.
#      All or a portion of this security is on loan.
## Represents investment of cash collateral received for securities on loan.
[] No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
/o/ Investment in non-controlled affiliate. The Fund owns shares of First Union Corp. with a cost basis of $106,108 at July 31, 2000. The Fund earned $15,200 of income from First Union Corp. during the year ended July 31, 2000.
o The advisor of the Fund and the advisor of the Money Market Fund are each a subsidiary of First Union.

Summary of Abbreviations:
ACES    Adjustable Convertible Rate Equity Security Units
ADR     American Depository Receipt
DECS    Dividend Enhanced Convertible Stock
FFCB    Federal Farm Credit Bank
FHLB    Federal Home Loan Banks
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
MIPS    Monthly Income Preferred Shares
PIES    Premium Income Exchangeable Securities
PRIDES  Preferred Redeemable Increased Dividend Equity Securities
REIT    Real Estate Investment Trust
STRYPES Structured Yield Product Exchangeable for Stock
TRACES  Trust Automatic Common Exchange Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds
                      Statements of Assets and Liabilities
                                 July 31, 2000

                                                              Growth
                                              Equity           and         Small Cap
                                              Income          Income         Value        Utility       Value
                          Blue Chip Fund       Fund            Fund           Fund          Fund         Fund
-----------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $  867,015,070  $  997,446,944  $1,116,904,440  $250,723,853  $432,474,817 $574,071,811
 Net unrealized gains on
  securities............     127,768,705      56,418,769     384,886,922     4,450,457    69,813,903   92,256,165
-----------------------------------------------------------------------------------------------------------------
 Market value of
  securities............     994,783,775   1,053,865,713   1,501,791,362   255,174,310   502,288,720  666,327,976
 Cash...................       7,733,292          90,584           1,705         1,029             0            0
 Receivable for
  securities sold.......       9,527,626       9,077,756      10,093,416     3,554,095             0   10,230,648
 Receivable for Fund
  shares sold...........       2,741,663          75,355         405,680       195,666     3,885,231       91,650
 Dividends and interest
  receivable............         911,172       4,925,412       1,648,835       182,084     1,148,323      676,734
 Receivable from
  investment advisor....               0               0               0         1,878       255,717            0
 Prepaid expenses and
  other assets..........         246,502          27,849          86,623        41,008         9,319       15,598
-----------------------------------------------------------------------------------------------------------------
 Total assets...........   1,015,944,030   1,068,062,669   1,514,027,621   259,150,070   507,587,310  677,342,606
-----------------------------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..               0             266             752             0       113,300            0
 Payable for securities
  purchased.............      18,573,429       9,145,040       6,311,680     1,915,671       589,626    5,526,008
 Payable for Fund shares
  redeemed..............       1,052,145         843,267       2,253,702       219,929       246,471    1,003,172
 Payable for securities
  on loan...............      13,770,741      74,714,635      81,972,379    32,360,616    84,203,200   24,312,959
 Due to custodian bank..               0               0               0             0             0       24,125
 Advisory fee payable...          11,611          13,352          31,646             0             0        7,388
 Distribution Plan
  expenses payable......          16,648           5,546          21,146         2,555         5,274        8,296
 Due to other related
  parties...............           2,656           2,688           3,838           608         1,148        1,759
 Accrued expenses and
  other liabilities.....         110,794         204,014         126,886       121,346        74,324       61,493
-----------------------------------------------------------------------------------------------------------------
 Total liabilities......      33,538,024      84,928,808      90,722,029    34,620,725    85,233,343   30,945,200
-----------------------------------------------------------------------------------------------------------------
Net assets..............  $  982,406,006  $  983,133,861  $1,423,305,592  $224,529,345  $422,353,967 $646,397,406
-----------------------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $  796,883,042  $  934,185,359  $  889,086,018  $260,165,248  $337,675,589 $504,246,764
 Undistributed
  (overdistributed) net
  investment income
  (loss)................         (22,197)      3,898,434         (76,015)      (13,330)       68,353       58,349
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..      57,776,456     (11,368,525)    149,408,667   (40,073,030)   14,796,122   49,836,128
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........     127,768,705      56,418,593     384,886,922     4,450,457    69,813,903   92,256,165
-----------------------------------------------------------------------------------------------------------------
Total net assets........  $  982,406,006  $  983,133,861  $1,423,305,592  $224,529,345  $422,353,967 $646,397,406
-----------------------------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  467,213,888  $   62,691,662  $  207,221,016  $ 48,165,700  $299,674,821 $379,568,528
 Class B................     477,414,746     177,968,021     706,016,578    69,450,090   110,459,982  206,408,728
 Class C................      21,809,935       9,112,352      25,850,028    12,637,353     9,588,665    3,517,882
 Class Y................      15,967,437     733,361,826     484,217,970    92,921,210     2,630,499   56,902,268
 Class IS...............               0               0               0     1,354,992             0            0
-----------------------------------------------------------------------------------------------------------------
Total net assets........  $  982,406,006  $  983,133,861  $1,423,305,592  $224,529,345  $422,353,967 $646,397,406
-----------------------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................      13,428,908       3,005,173       6,745,504     3,127,236    21,469,982   18,356,297
 Class B................      13,980,616       8,605,138      23,497,006     4,561,340     7,909,393   10,012,055
 Class C................         636,954         440,726         860,234       831,228       686,109      170,750
 Class Y................         461,676      35,137,207      15,669,686     6,020,214       188,454    2,751,027
 Class IS...............               0               0               0        87,810             0            0
-----------------------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $        34.79  $        20.86  $        30.72  $      15.40  $      13.96 $      20.68
-----------------------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $        36.52  $        21.90  $        32.25  $      16.17  $      14.66 $      21.71
-----------------------------------------------------------------------------------------------------------------
 Class B................  $        34.15  $        20.68  $        30.05  $      15.23  $      13.97 $      20.62
-----------------------------------------------------------------------------------------------------------------
 Class C................  $        34.24  $        20.68  $        30.05  $      15.20  $      13.98 $      20.60
-----------------------------------------------------------------------------------------------------------------
 Class Y................  $        34.59  $        20.87  $        30.90  $      15.43  $      13.96 $      20.68
-----------------------------------------------------------------------------------------------------------------
 Class IS...............              --              --              --  $      15.43            --           --
-----------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds
                            Statements of Operations
                            Year ended July 31, 2000

                                                       Growth
                           Blue Chip     Equity         and        Small Cap     Utility       Value
                             Fund      Income Fund  Income Fund   Value Fund      Fund          Fund
---------------------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $61,663,
  $370,758, $65,308,
  $34,950, $27,952 and
  $40,660,
  respectively).........  $ 6,185,670  $45,611,761  $ 17,477,697  $ 3,024,194  $ 8,030,460  $ 12,420,006
 Interest...............    2,828,551    8,662,071     1,429,600    1,168,880    1,182,352     2,378,102
 Securities lending
  income................      289,474            0       203,286          381       14,991       133,893
---------------------------------------------------------------------------------------------------------
Total investment
 income.................    9,303,695   54,273,832    19,110,583    4,193,455    9,227,803    14,932,001
---------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........    4,052,109    9,045,828    13,764,717    1,832,163    1,166,093     3,548,365
 Distribution Plan
  expenses..............    5,022,620    1,687,452     8,861,395    1,152,731    1,209,387     3,710,176
 Administrative services
  fees..................      524,311      552,889       893,099       98,324      208,003       490,399
 Transfer agent fee.....    2,260,857    1,961,915     4,129,071      773,519      851,529     1,611,937
 Custodian fee..........      220,393      308,995       411,462       39,485       70,291       180,410
 Other..................      543,327      285,665       412,754      167,109      192,883       179,017
---------------------------------------------------------------------------------------------------------
 Total expenses.........   12,623,617   13,842,744    28,472,498    4,063,331    3,698,186     9,720,304
 Less: Expense
  reductions............      (59,662)     (74,904)      (76,944)     (27,624)     (17,469)      (33,783)
   Fee waivers..........            0      (10,198)            0       (2,744)    (363,022)            0
---------------------------------------------------------------------------------------------------------
 Net expenses...........   12,563,955   13,757,642    28,395,554    4,032,963    3,317,695     9,686,521
---------------------------------------------------------------------------------------------------------
 Net investment income
  (loss)................   (3,260,260)  40,516,190    (9,284,971)     160,492    5,910,108     5,245,480
---------------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............   78,896,040   18,700,815   213,104,173      919,228   23,281,552    67,517,238
 Foreign currency
  related transactions..            0     (990,245)      (17,181)           0           50           787
---------------------------------------------------------------------------------------------------------
 Net realized gains on
  securities and foreign
  currency related
  transactions..........   78,896,040   17,710,570   213,086,992      919,228   23,281,602    67,518,025
---------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    8,810,873  (52,654,764) (110,234,837)  (8,734,036)  (4,060,888) (113,133,774)
---------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   87,706,913  (34,944,194)  102,852,155   (7,814,808)  19,220,714   (45,615,749)
---------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $84,446,653  $ 5,571,996  $ 93,567,184  $(7,654,316) $25,130,822  $(40,370,269)
---------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds
                      Statements of Changes in Net Assets
                            Year Ended July 31, 2000

                                                             Growth
                                             Equity           and          Small Cap
                            Blue Chip        Income          Income          Value        Utility         Value
                              Fund            Fund            Fund           Fund           Fund          Fund
--------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (3,260,260) $   40,516,190  $   (9,284,971) $     160,492  $  5,910,108  $   5,245,480
 Net realized gains on
  securities and foreign
  currency related
  transactions..........     78,896,040      17,710,570     213,086,992        919,228    23,281,602     67,518,025
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..      8,810,873     (52,654,764)   (110,234,837)    (8,734,036)   (4,060,888)  (113,133,774)
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     84,446,653       5,571,996      93,567,184     (7,654,316)   25,130,822    (40,370,269)
--------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
   Class A..............              0      (1,517,733)              0       (139,162)   (4,423,099)    (3,741,091)
   Class B..............              0      (6,095,230)              0        (69,660)   (1,243,397)      (485,194)
   Class C..............              0         (90,224)              0        (14,240)      (56,923)        (7,481)
   Class Y..............              0     (38,517,092)              0       (163,338)      (66,050)    (1,024,452)
   Class IS.............              0               0               0              0             0              0
 Net realized gains
   Class A..............    (28,109,712)     (1,256,663)     (4,598,084)             0    (9,808,607)   (55,282,862)
   Class B..............    (23,321,638)     (6,008,968)    (16,932,536)             0    (5,178,058)   (39,983,154)
   Class C..............       (288,873)        (93,940)       (628,619)             0      (119,850)      (563,611)
   Class Y..............       (176,566)    (30,650,070)    (11,517,842)             0      (187,129)   (14,849,499)
   Class IS.............              0               0               0              0             0              0
--------------------------------------------------------------------------------------------------------------------
   Total distributions to
     shareholders.......    (51,896,789)    (84,229,920)    (33,677,081)      (386,400)  (21,083,113)  (115,937,344)
--------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    466,453,878      30,819,574     277,918,059     44,289,316   110,944,245     77,460,524
 Payment for shares
  redeemed..............   (205,368,577)   (200,508,033)   (758,679,503)  (130,420,812)  (42,785,764)  (317,896,465)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     47,330,750      75,437,694      31,956,469        262,310    18,113,980    111,097,660
 Net asset value of
  shares issued in
  acquisition...........              0      85,383,028               0     68,433,213   165,782,310              0
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    308,416,051      (8,867,737)   (448,804,975)   (17,435,973)  252,054,771   (129,338,281)
--------------------------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    340,965,915     (87,525,661)   (388,914,872)   (25,476,689)  256,102,480   (285,645,894)
Net assets
 Beginning of period....    641,440,091   1,070,659,522   1,812,220,464    250,006,034   166,251,487    932,043,300
--------------------------------------------------------------------------------------------------------------------
 End of period..........  $ 982,406,006  $  983,133,861  $1,423,305,592  $ 224,529,345  $422,353,967  $ 646,397,406
--------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (22,197) $    3,928,327  $      (76,015) $     (13,330) $     68,353  $      58,349
--------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds
                      Statements of Changes in Net Assets
                            Year Ended July 31, 1999

                                                             Growth
                                             Equity           and          Small Cap
                            Blue Chip        Income          Income          Value        Utility         Value
                              Fund            Fund            Fund           Fund           Fund          Fund
--------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    (405,617) $   39,827,948  $      739,955  $   4,374,984  $  5,016,016  $   6,696,229
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     37,712,909      35,191,732       9,259,355    (23,967,030)    6,752,256    118,989,239
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     33,829,162      23,905,207      65,034,177     19,057,835    23,219,707    (10,264,625)
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     71,136,454      98,924,887      75,033,487       (534,211)   34,987,979    115,420,843
--------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
   Class A..............       (302,117)       (590,960)       (618,275)    (1,241,862)   (3,518,061)    (4,093,423)
   Class B..............              0      (1,904,614)              0     (1,599,604)   (1,359,833)      (679,263)
   Class C..............              0         (40,664)              0       (319,899)      (16,980)        (9,129)
   Class Y..............              0     (38,238,097)     (2,594,824)    (1,709,875)     (101,181)    (1,708,800)
 Net realized gains
   Class A..............    (22,171,083)     (1,297,466)     (8,009,500)      (792,880)  (10,191,078)    (2,706,113)
   Class B..............    (10,585,999)     (4,982,320)    (27,000,584)    (1,601,327)   (4,842,643)    (1,893,542)
   Class C..............        (50,576)       (108,434)     (1,332,807)      (315,684)      (52,067)       (26,406)
   Class Y..............              0     (79,113,403)    (20,777,901)      (998,252)     (304,419)      (926,882)
--------------------------------------------------------------------------------------------------------------------
   Total distributions to
     shareholders.......    (33,109,775)   (126,275,958)    (60,333,891)    (8,579,383)  (20,386,262)   (12,043,558)
--------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    414,184,932      30,217,265     386,163,830    205,428,609    17,451,359     66,555,976
 Payment for shares
  redeemed..............   (243,648,933)   (182,203,597)   (792,989,619)  (260,520,742)  (24,384,302)  (239,124,718)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     29,469,348     114,061,954      57,025,779      7,125,678    17,326,400     10,412,391
 Net asset value of
  shares issued in
  acquisition...........              0     185,281,144               0              0             0              0
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    200,005,347     147,356,766    (349,800,010)   (47,966,455)   10,393,457   (162,156,351)
--------------------------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    238,032,026     120,005,695    (335,100,414)   (57,080,049)   24,995,174    (58,779,066)
Net assets
 Beginning of period....    403,408,065     950,653,827   2,147,320,878    307,086,083   141,256,313    990,822,366
--------------------------------------------------------------------------------------------------------------------
 End of period..........  $ 641,440,091  $1,070,659,522  $1,812,220,464  $ 250,006,034  $166,251,487  $ 932,043,300
--------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     (14,545) $    1,979,953  $      (55,326) $     (11,613) $    (52,336) $      70,300
--------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip Fund"), Evergreen Equity Income Fund ("Equity Income Fund") (for-merly, Evergreen Income and Growth Fund), Evergreen Growth and Income Fund ("Growth and Income Fund"), Evergreen Small Cap Value Fund ("Small Cap Value Fund"), Evergreen Utility Fund ("Utility Fund") and Evergreen Value Fund ("Value Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Additionally, Small Cap Value Fund offers Class IS shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will au-tomatically convert to Class A shares after seven years. Class B shares pur-chased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. Class IS shares are sold without a front-end sales charge or contingent de-ferred sales charge but pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS for which there has been no sale are valued at the mean between the last re-ported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities for which market quotations are not readily available, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Mutual fund shares are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gains or losses on foreign currency related transactions include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and are subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisors will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five business days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its shareholders. A Fund may pay fees in connection with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign in-come and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required.

H. Distributions
Distributions from net investment income, if any, for the Funds, except for the Utility Fund, are declared and paid quarterly. Distributions from net invest-ment income for Utility Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses, distributions from real estate investment trusts and capital loss carryforwards assumed as a result of acquisitions. The Blue Chip Fund, Growth and Income Fund and Value Fund have also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are pro-rated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Co. ("EIMC"), an indirect wholly owned subsidi-ary of First Union National Bank ("FUNB"), is the investment advisor for Blue Chip Fund. In return for providing investment management services to Blue Chip Fund, the Fund pays EIMC a management fee that is computed and paid daily. The management fee for Blue Chip Fund is computed daily by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets in-crease, to the average daily net assets of the Fund. Prior to January 3, 2000, the management fee for the Blue Chip Fund was computed daily by applying per-centage rates, starting at 0.70% and declining to 0.35% per annum as net assets increased, to the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly-owned subsidiary of FUNB, is the investment advisor for Equity Income Fund, Growth and Income Fund and Small Cap Value Fund and is paid a management fee that is computed and paid daily based on each Fund's average daily net assets, in accordance with the following schedule:

                                                    Current Rate Prior to
                                                     Rate     1/3/2000
                                                    ---------------------
          First $750 million.......................  0.90%      1.00%
          Next $250 million........................  0.80       0.90
          Over $1 billion..........................  0.70       0.80

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Equity Income Fund, Growth and Income Fund and Small Cap Value Fund and also provides brokerage services with respect to substantially all security transac-tions of the Funds effected on the New York or American Stock Exchanges. For the year ended July 31, 2000, Equity Income Fund, Growth and Income Fund and Small Cap Value Fund incurred broker commissions of $712,353, $1,624,351 and $242,766, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Funds.

FUNB is the investment advisor to Utility Fund and Value Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.42% of each Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.50% of each Fund's average daily net assets.

During the year ended July 31, 2000, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund's annualized ex-pense ratio represented as a percentage of its average net assets were as fol-lows:

                                                                  % of
                                                        Fees    Average
                                                       Waived  Net Assets
                                                      --------------
         Equity Income Fund.......................... $ 10,198   0.00%
         Small Cap Value Fund........................    2,744   0.00%
         Utility Fund................................  363,022   0.14%

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For its services, Utility Fund and Value Fund pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The sub-ad-ministrator was paid by the administrator out of its fees until the sub-admin-istration agreement with BISYS was terminated on April 30, 2000. Prior to Janu-ary 3, 2000, the administrator and sub-administrator for Utility Fund and Value Fund were entitled to an annual fee based on the combined average daily net as-sets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and de-clined to 0.01% per annum as net assets increased, to the average daily net as-sets of each Fund. The sub-administration fee was calculated by applying per-centage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

For its services, Blue Chip Fund, Equity Income Fund, Growth and Income Fund and Small Cap Value Fund pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The sub-administration fee was paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the adminis-tration and sub-administration fee for each Fund was paid by the investment ad-visor and was not a Fund expense. However, prior to January 3, 2000, the Blue Chip Fund reimbursed EIMC for providing certain administration and accounting expenses.

For the year ended July 31, 2000, Utility Fund and Value Fund paid or accrued to EIS and BISYS the following amounts for administrative and sub-administra-tive services:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
          Utility Fund.................    $202,262          $5,741
          Value Fund...................     483,028           7,371

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A and Class IS incur distribution fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for share-holder service fees. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the year ended July 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, Class C and Class IS Distribution Plans were as follows:

                                  Class A    Class B   Class C  Class IS
                                 ----------------------------------
         Blue Chip Fund........  $1,108,348 $3,817,261 $ 97,011   n/a
         Equity Income Fund....      85,001  1,577,528   24,923   n/a
         Growth and Income
          Fund.................     571,352  7,987,261  302,782   n/a
         Small Cap Value Fund..     124,456    862,208  165,994    73
         Utility Fund..........     468,672    710,367   30,348   n/a
         Value Fund............   1,038,641  2,632,241   39,294   n/a

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

During the year ended July 31, 2000, several of the Funds had acquired various open-end management investment companies registered under the 1940 Act.

In addition, on July 30, 1999, Equity Income Fund (formerly, Evergreen Income and Growth Fund) acquired substantially all of the net assets and assumed cer-tain liabilities of Evergreen American Retirement Fund in an exchange of Class A, Class B, Class C and Class Y shares of Income and Growth Fund.

On March 10, 2000, Utility Fund acquired substantially all the assets and as-sumed certain liabilities of Evergreen America's Utility Fund in exchange for Class A shares of Utility Fund.

On July 21, 2000, Small Cap Value Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Small Company Value Fund in exchange for Class Y and Class IS shares of Small Cap Value Fund.

On July 21, 2000, Evergreen Income and Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Equity Income Fund in exchange for Class A, Class B, Class C and Class Y shares of Evergreen Income and Growth Fund. Immediately after the acquisition, Ever-green Income and Growth Fund was renamed Evergreen Equity Income Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                                Value of Net  Number of
                                                                   Assets      Shares     Unrealized  Net Assets after
   Acquiring Fund                   Acquired Fund                 Acquired     Issued    Appreciation   Acquisition
----------------------------------------------------------------------------------------------------------------------
Evergreen Income and  Evergreen American Retirement Fund        $185,281,144 $ 8,258,910 $20,212,515   $1,071,373,242
 Growth Fund*
Utility Fund          Evergreen America's Utility Fund           165,782,310  11,152,446  33,482,175      388,720,065
Small Cap Value Fund  Evergreen Select Small Company Value Fund   68,433,213   4,390,281   4,468,589      228,024,824
Evergreen Income and  Evergreen Equity Income Fund*               85,383,028   4,043,871  17,264,426    1,005,299,970
 Growth Fund*

* Immediately following the July 21, 2000 acquisition, the Evergreen Income and Growth Fund was renamed the Evergreen Equity Income Fund.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class Y and Class IS. Transactions in shares of the Funds were as follows:

Blue Chip Fund

                                 Year Ended                 Year Ended
                               July 31, 2000               July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............   3,346,220  $ 117,138,997   7,069,269  $ 215,936,462
Automatic conversion of
 Class B shares to Class
 A shares...............     826,056     29,824,674           0              0
Shares redeemed.........  (3,096,690)  (107,656,914) (5,479,684)  (162,273,843)
Shares issued in
 reinvestment of
 distributions..........     721,250     24,746,076     682,121     19,382,250
-------------------------------------------------------------------------------
Net increase............   1,796,836     64,052,833   2,271,706     73,044,869
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............   8,193,633    281,540,924   6,218,762    192,571,481
Automatic conversion of
 Class B shares to Class
 A shares...............    (826,056)   (29,824,674)          0              0
Shares redeemed.........  (1,882,548)   (63,868,985) (2,617,336)   (78,544,225)
Shares issued in
 reinvestment of
 distributions..........     654,105     22,134,919     355,147     10,036,524
-------------------------------------------------------------------------------
Net increase............   6,139,134    209,982,184   3,956,573    124,063,780
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............     598,381     20,868,986     157,200      4,882,919
Shares redeemed.........     (60,484)    (2,098,642)    (93,639)    (2,830,715)
Shares issued in
 reinvestment of
 distributions..........       8,052        273,190       1,785         50,574
-------------------------------------------------------------------------------
Net increase............     545,949     19,043,534      65,346      2,102,778
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............     486,708     17,080,297      24,198        794,070
Shares redeemed.........     (54,412)    (1,919,363)         (5)          (150)
Shares issued in
 reinvestment of
 distributions..........       5,187        176,566           0              0
-------------------------------------------------------------------------------
Net increase............     437,483     15,337,500      24,193        793,920
-------------------------------------------------------------------------------
Net increase............              $ 308,416,051              $ 200,005,347
-------------------------------------------------------------------------------

Equity Income Fund (Formerly, Evergreen Income and Growth Fund)

                                 Year Ended                 Year Ended
                               July 31, 2000               July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............     407,360  $   8,852,655     546,531  $  12,209,031
Automatic conversion of
 Class B shares to Class
 A shares...............     197,493      4,409,729           0              0
Shares redeemed.........    (863,498)   (18,764,153)   (692,292)   (15,388,197)
Shares issued in
 reinvestment of
 distributions..........     121,410      2,614,701      84,216      1,766,406
Shares issued in
 acquisition of: Equity
 Income Fund............   1,560,246     33,115,497           0              0
Evergreen American
 Retirement Fund........           0              0     996,586     22,495,315
-------------------------------------------------------------------------------
Net increase............   1,423,011     30,228,429     935,041     21,082,555
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............     199,032      4,300,452     267,996      5,756,610
Automatic conversion of
 Class B shares to Class
 A shares...............    (199,139)    (4,409,728)          0              0
Shares redeemed.........  (2,342,320)   (50,318,020)   (684,457)   (14,490,566)
Shares issued in
 reinvestment of
 distributions..........     535,784     11,442,783     307,396      6,393,524
Shares issued in
 acquisition of: Equity
 Income Fund............   2,138,594     45,007,185           0              0
Evergreen American
 Retirement Fund........           0              0   6,014,738    134,624,702
-------------------------------------------------------------------------------
Net increase
 (decrease).............     331,951      6,022,672   5,905,673    132,284,270
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............      25,324        550,745       8,976        194,095
Shares redeemed.........     (43,443)      (929,456)    (24,103)      (510,097)
Shares issued in
 reinvestment of
 distributions..........       7,751        165,465       6,072        126,280
Shares issued in
 acquisition of: Equity
 Income Fund............     339,299      7,138,634           0              0
Evergreen American
 Retirement Fund........           0              0      66,207      1,481,914
-------------------------------------------------------------------------------
Net increase
 (decrease).............     328,931      6,925,388      57,152      1,292,192
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............     583,352     12,705,993     568,224     12,057,529
Shares redeemed.........  (5,810,791)  (126,086,676) (7,163,498)  (151,814,737)
Shares issued in
 reinvestment of
 distributions..........   2,842,240     61,214,745   5,039,388    105,775,744
Shares issued in
 acquisition of: Equity
 Income Fund............       5,732        121,712           0              0
Evergreen American
 Retirement Fund........           0              0   1,181,379     26,679,213
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (2,379,467)   (52,044,226)   (374,507)    (7,302,251)
-------------------------------------------------------------------------------
Net decrease............              $  (8,867,737)             $ 147,356,766
-------------------------------------------------------------------------------

Growth and Income Fund

                                 Year Ended                 Year Ended
                               July 31, 2000               July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............   5,994,860  $ 176,810,399   6,356,759  $ 181,231,854
Automatic conversion of
 Class B shares to Class
 A shares...............     434,475     13,908,389      71,639      2,052,789
Shares redeemed.........  (8,296,875)  (246,957,350) (8,431,174)  (239,858,978)
Shares issued in
 reinvestment of
 distributions..........     146,826      4,392,976     300,493      8,412,371
-------------------------------------------------------------------------------
Net decrease............  (1,720,714)   (51,845,586) (1,702,283)   (48,161,964)
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............     902,060     26,704,700   4,273,030    116,938,483
Automatic conversion of
 Class B shares to Class
 A shares...............    (434,475)   (13,908,389)    (72,390)    (2,052,789)
Shares redeemed.........  (8,103,184)  (240,218,978) (9,163,377)  (254,977,395)
Shares issued in
 reinvestment of
 distributions..........     544,457     16,017,281     945,090     26,226,276
-------------------------------------------------------------------------------
Net decrease............  (7,091,142)  (211,405,386) (4,017,647)  (113,865,425)
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............     171,225      5,093,534     414,303     11,348,877
Shares redeemed.........    (581,170)   (17,172,838)   (942,556)   (26,271,690)
Shares issued in
 reinvestment of
 distributions..........      16,567        487,415      45,443      1,261,465
-------------------------------------------------------------------------------
Net decrease............    (393,378)   (11,591,889)   (482,810)   (13,661,348)
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............   1,835,436     55,401,037   2,753,486     76,644,616
Shares redeemed.........  (7,923,847)  (240,421,948) (9,565,395)  (271,881,556)
Shares issued in
 reinvestment of
 distributions..........     368,014     11,058,797     753,230     21,125,667
-------------------------------------------------------------------------------
Net decrease............  (5,720,397)  (173,962,114) (6,058,679)  (174,111,273)
-------------------------------------------------------------------------------
Net decrease............              $(448,804,975)             $(349,800,010)
-------------------------------------------------------------------------------

Small Cap Value Fund

                                  Year Ended                 Year Ended
                               July 31, 2000 (a)           July 31, 1999
                            ------------------------  -------------------------
                              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Class A Shares
Shares sold...............   1,914,086  $ 28,692,368  10,088,863  $ 146,506,778
Automatic conversion of
 Class B shares to Class A
 shares...................      91,548     1,344,291     122,150      1,811,086
Shares redeemed...........  (2,706,511)  (40,096,745) (9,965,619)  (143,998,401)
Shares issued in
 reinvestment of
 distributions............       8,995       134,298     136,847      1,949,647
--------------------------------------------------------------------------------
Net increase (decrease)...    (691,882)   (9,925,788)    382,241      6,269,110
--------------------------------------------------------------------------------
Class B Shares
Shares sold...............     463,178     6,773,147   2,288,743     33,166,258
Automatic conversion of
 Class B shares to Class A
 shares...................     (92,207)   (1,344,291)   (122,803)    (1,811,086)
Shares redeemed...........  (2,972,260)  (43,544,988) (3,528,826)   (50,084,066)
Shares issued in
 reinvestment of
 distributions............       4,387        65,209     213,282      3,057,499
--------------------------------------------------------------------------------
Net decrease..............  (2,596,902)  (38,050,923) (1,149,604)   (15,671,395)
--------------------------------------------------------------------------------
Class C Shares
Shares sold...............     164,725     2,409,075     709,408     10,225,143
Shares redeemed...........    (811,365)  (11,836,726)   (947,075)   (13,384,026)
Shares issued in
 reinvestment of
 distributions............         718        10,680      41,741        597,766
--------------------------------------------------------------------------------
Net decrease..............    (645,922)   (9,416,971)   (195,926)    (2,561,117)
--------------------------------------------------------------------------------
Class Y Shares
Shares sold...............     337,149     5,054,124   1,069,945     15,530,430
Shares redeemed...........  (2,277,556)  (33,598,062) (3,645,558)   (53,054,249)
Shares issued in
 reinvestment of
 distributions............       3,491        52,123     105,065      1,520,766
Shares issued in
 acquisition of Evergreen
 Select Small Company
 Value Fund...............   4,303,541    67,081,573           0              0
--------------------------------------------------------------------------------
Net increase (decrease)...   2,366,625    38,589,758  (2,470,548)   (36,003,053)
--------------------------------------------------------------------------------
Class IS Shares
Shares sold...............       1,070        16,311
Shares redeemed...........           0             0
Shares issued in
 reinvestment of
 distributions............           0             0
Shares issued in
 acquisition of Evergreen
 Select Small Company
 Value Fund...............      86,740     1,351,640
--------------------------------------------------------------------------------
Net increase..............      87,810     1,367,951
--------------------------------------------------------------------------------
Net decrease..............              $(17,435,973)             $ (47,966,455)
--------------------------------------------------------------------------------
(a) For Class IS Shares, for the period from June 30, 2000 (commencement of class operations) to July 31, 2000.

Utility Fund

                                  Year Ended                 Year Ended
                                 July 31, 2000             July 31, 1999
                            ------------------------  -------------------------
                              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Class A Shares
Shares sold...............   2,133,626  $ 30,193,005     429,844  $   5,133,429
Automatic conversion of
 Class B Shares to Class A
 Shares...................     562,558     7,873,019      11,373        126,409
Shares redeemed...........  (1,724,014)  (24,026,429) (1,117,587)   (13,062,066)
Shares issued in
 reinvestment of
 distributions............     910,347    11,880,407   1,006,678     11,457,282
Shares issued in
 acquisition of Evergreen
 America's Utility Fund...  11,152,446   165,782,310           0              0
--------------------------------------------------------------------------------
Net increase..............  13,034,963   191,702,312     330,308      3,655,054
--------------------------------------------------------------------------------
Class B Shares
Shares sold...............   4,946,770    69,726,181     704,486      8,209,032
Automatic conversion of
 Class B Shares to Class A
 Shares...................    (562,690)   (7,873,019)    (11,366)      (126,409)
Shares redeemed...........  (1,197,763)  (16,519,375)   (650,786)    (7,545,094)
Shares issued in
 reinvestment of
 distributions............     457,128     5,901,081     502,546      5,718,575
--------------------------------------------------------------------------------
Net increase..............   3,643,445    51,234,868     544,880      6,256,104
--------------------------------------------------------------------------------
Class C Shares
Shares sold...............     692,664     9,816,862     162,138      1,808,980
Shares redeemed...........     (84,513)   (1,168,749)   (140,732)    (1,555,150)
Shares issued in
 reinvestment of
 distributions............       9,634       126,381       5,627         64,145
--------------------------------------------------------------------------------
Net increase..............     617,785     8,774,494      27,033        317,975
--------------------------------------------------------------------------------
Class Y Shares
Shares sold...............      85,509     1,208,198     182,271      2,173,509
Shares redeemed...........     (78,268)   (1,071,211)   (168,716)    (2,095,583)
Shares issued in
 reinvestment of
 distributions............      16,052       206,110       7,586         86,398
--------------------------------------------------------------------------------
Net increase..............      23,293       343,097      21,141        164,324
--------------------------------------------------------------------------------
Net increase..............              $252,054,771              $  10,393,457
--------------------------------------------------------------------------------

Value Fund

                                 Year Ended                 Year Ended
                               July 31, 2000              July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............     759,200  $  16,395,105   1,304,364  $  30,874,288
Automatic conversion of
 Class B shares to Class
 A shares...............   2,053,494     42,511,579           0              0
Shares redeemed.........  (5,757,644)  (121,536,123) (4,351,247)  (100,747,544)
Shares issued in
 reinvestment of
 distributions..........   2,640,004     56,176,037     285,275      6,540,493
-------------------------------------------------------------------------------
Net decrease............    (304,946)    (6,453,402) (2,761,608)   (63,332,763)
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............     448,052      9,953,105   1,041,242     24,036,781
Automatic conversion of
 Class B shares to Class
 A shares...............  (2,058,678)   (42,511,579)          0              0
Shares redeemed.........  (3,600,050)   (75,831,400) (2,488,104)   (57,458,861)
Shares issued in
 reinvestment of
 distributions..........   1,850,597     39,240,340     111,928      2,520,116
-------------------------------------------------------------------------------
Net decrease............  (3,360,079)   (69,149,534) (1,334,934)   (30,901,964)
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............      36,351        768,645      70,058      1,628,040
Shares redeemed.........     (78,554)    (1,655,240)   (115,631)    (2,643,004)
Shares issued in
 reinvestment of
 distributions..........      25,959        549,897       1,529         34,419
-------------------------------------------------------------------------------
Net decrease............     (16,244)      (336,698)    (44,044)      (980,545)
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............     385,384      7,832,090     444,392     10,016,867
Shares redeemed.........  (3,642,618)   (76,362,123) (3,438,601)   (78,275,309)
Shares issued in
 reinvestment of
 distributions..........     710,636     15,131,386      57,625      1,317,363
-------------------------------------------------------------------------------
Net decrease............  (2,546,598)   (53,398,647) (2,936,584)   (66,941,079)
-------------------------------------------------------------------------------
Net decrease............              $(129,338,281)             $(162,156,351)
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended July 31, 2000:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Blue Chip Fund............  $1,458,123,262     $1,245,153,940
         Growth and Income Fund....     970,106,902      1,440,764,925
         Small Cap Value Fund......     256,382,767        292,229,542
         Utility Fund..............     350,356,589        169,813,451
         Value Fund................     614,762,513        880,961,834

For the Equity Income Fund, cost of purchases of U.S. government and non-U.S. government securities were $15,186,344 and $1,052,586,881, respectively; the Fund's proceeds from sale of U.S. government and non-U.S. government securities were $8,597,052 and $1,064,898,995, respectively, for the year ended July 31, 2000.

The following Funds loaned securities during the year ended July 31, 2000 to certain brokers who paid the Funds a negotiated lender's fee. These fees are included in interest income. At July 31, 2000, the value of the securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

                                       Value of               Securities
                                      Securities   Value of    Lending
                                        on loan   Collateral    Income
                                      --------------------------------
         Blue Chip Fund.............. $13,365,081 $13,770,741  $289,474
         Equity Income Fund..........  72,543,920  74,714,635         0
         Growth and Income Fund......  81,853,118  81,972,379   203,286
         Small Cap Value Fund........  31,467,467  32,360,616       381
         Utility Fund................  81,184,327  84,203,200    14,991
         Value Fund..................  23,628,841  24,312,959   133,893

On July 31, 2000, the composition of unrealized appreciation and depreciation of securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                            Gross        Gross      Net Unrealized
                                          Unrealized   Unrealized    Appreciation
                             Tax Cost    Appreciation Depreciation  (Depreciation)
                          ------------------------------------------------------
         Blue Chip
          Fund..........  $  876,097,532 $152,149,439 $(32,274,017)  $119,875,422
         Equity Income
          Fund..........   1,009,243,811  137,916,386  (93,294,484)    44,621,902
         Growth and
          Income Fund...   1,123,404,589  448,878,247  (70,491,474)   378,386,773
         Small Cap Value
          Fund..........     250,782,921   25,496,849  (21,105,460)     4,391,389
         Utility Fund...     433,170,418   93,271,273  (23,537,467)    69,733,806
         Value Fund.....     578,962,752  113,149,945  (25,784,721)    87,365,224

As of July 31, 2000, Small Cap Value Fund had capital loss carryovers for fed-eral income tax purposes of $3,027,415, $15,263,469 and $20,599,292, expiring in July 2006, 2007 and 2008, respectively. Part of the capital loss carryovers were assumed as a result of an acquisition. As such, $17,207,625 is subject to certain limitations pursuant to Federal tax regulations.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Small Cap Value Fund has incurred and will elect to defer post October losses of $1,123,785.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Fund's expenses. For the year ended July 31, 2000 the amount of expense reduc-tions received by each Fund and the impact of the total expense reductions on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                             Expense                               % of Average
                              Offset     Brokerage   Total Expense  Daily Net
                           Arrangements Transactions  Reductions      Assets
                           ----------------------------------------------------
         Blue Chip Fund..    $44,904      $14,758       $59,662        0.01%
         Equity Income
          Fund...........     66,604        8,300        74,904        0.01
         Growth and
          Income Fund....     74,577        2,367        76,944        0.01
         Small Cap Value
          Fund...........     20,423        7,201        27,624        0.01
         Utility Fund....     17,469            0        17,469        0.01
         Value Fund......     33,783            0        33,783        0.00

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility was allocated, under the terms of the financing agreement, among the Lenders. The credit facility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum was incurred on the average daily unused portion of the revolving credit com-mitment. The commitment fee was allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Company ("State Street") served as paying agent for the funds and as paying agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

During the year ended July 31, 2000, the Funds had no significant borrowings under the agreements.

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

                          Independent Auditors Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Blue Chip Fund, Evergreen Eq-uity Income Fund (formerly Evergreen Income and Growth Fund), Evergreen Growth and Income Fund, Evergreen Small Cap Value Fund, Evergreen Utility Fund and Ev-ergreen Value Fund, portfolios of Evergreen Equity Trust, as of July 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Blue Chip Fund, Evergreen Equity Income Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Value Fund, Evergreen Utility Fund and Evergreen Value Fund as of July 31, 2000, the results of their operations, changes in their net assets and financial highlights for each of the years or periods de-scribed above in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
September 8, 2000

                       Additional Information (unaudited)


FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the year ended July 31, 2000:

                                                    Aggregate   Per share
                                                   ------------ ---------
         Blue Chip Fund........................... $ 57,073,197  $2.586
         Equity Income Fund.......................   38,009,641   0.860
         Growth and Income Fund...................   55,738,420   1.074
         Small Cap Value Fund.....................            0   0.000
         Utility Fund.............................   11,486,420   0.887
         Value Fund...............................  118,886,749   3.372

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended July 31, 2000 qualified for the divi-dends received deductions:

         Blue Chip Fund............................................   0.00%
         Equity Income Fund........................................  65.08
         Growth and Income Fund.................................... 100.00
         Small Cap Value Fund...................................... 100.00
         Utility Fund..............................................  60.99
         Value Fund................................................ 100.00

SPECIAL MEETING OF SHAREHOLDERS

On July 14, 2000, a Special Meeting of Shareholders for Equity Income Fund was held to consider a number of proposals. On April 28, 2000, the record date for the meeting, the net assets eligible to be voted, the net assets voted, and the percentage of record date net assets were $89,563,173, $29,585,580, and 33.033% respectively.

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Income and Growth Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Equity Income Fund in exchange for shares of Evergreen Income and Growth Fund; and (ii) assume the identified liabilities of Equity Income Fund.

                                                              Percentage
                                                 Net assets     of net
                                                    voted    assets voted
                                                 ----------- ------------
         Affirmative............................ $26,790,610    90.553%
         Against................................     982,468     3.321
         Abstain................................   1,812,502     6.126
                                                 -----------   -------
          Total................................. $29,585,580   100.000%
                                                 ===========   =======

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                                              Percentage
                                                 Net assets     of net
                                                    voted    assets voted
                                                 ----------- ------------
         Affirmative............................ $26,253,541    88.738%
         Against................................     946,079     3.197
         Abstain................................   2,385,959     8.065
                                                 -----------   -------
          Total................................. $29,585,580   100.000%
                                                 ===========   =======

                                Evergreen Funds

Money Market Funds                              Short and Intermediate                    Domestic Growth Funds
Florida Municipal Money Market Fund             Bond Funds                                Aggressive Growth Fund
Money Market Fund                               Intermediate Term Bond Fund               Capital Growth Fund
Municipal Money Market Fund                     Short-Duration Income Fund                Evergreen Fund
New Jersey Municipal Money Market Fund                                                    Growth Fund
Pennsylvania Municipal Money Market Fund                                                  Large Company Growth Fund
Treasury Money Market Fund                      Intermediate and Long Term                Masters Fund
                                                Bond Funds                                Omega Fund
State Municipal Bond Funds                      Diversified Bond Fund                     Small Company Growth Fund
Connecticut Municipal Bond Fund                 High Yield Bond Fund                      Special Equity Fund
Florida High Income Municipal Bond Fund         Quality Income Fund                       Stock Selector Fund
Florida Municipal Bond Fund                     Strategic Income Fund                     Tax Strategic Equity Fund
Georgia Municipal Bond Fund                     U.S. Government Fund
Maryland Municipal Bond Fund                                                              Sector Funds
New Jersey Municipal Bond Fund                  Balanced Funds                            Health Care Fund
North Carolina Municipal Bond Fund              Balanced Fund                             Technology Fund
Pennsylvania Municipal Bond Fund                Foundation Fund
South Carolina Municipal Bond Fund              Tax Strategic Foundation Fund             Global & International
Virginia Municipal Bond Fund                                                              Funds
                                                Growth & Income Funds                     Emerging Markets Growth Fund
                                                Blue Chip Fund                            Global Leaders Fund
National Municipal                              Equity Income Fund                        Global Opportunities Fund
Bond Funds                                      Equity Index Fund                         International Growth Fund
High Grade Municipal Bond Fund                  Growth and Income Fund                    Latin America Fund
High Income Municipal Bond Fund                 Small Cap Value Fund                      Perpetual Global Fund
Municipal Bond Fund                             Utility Fund                              Perpetual International Fund
Short Intermediate Municipal Fund               Value Fund                                Precious Metals Fund

                                                                                          Express Line
                                                                                          800.346.3858

                                                                                          Investor Services
                                                                                          800.343.2898

                                                                                          www.evergreen-funds.com

27745

                                                                   543691 9/2000

[LOGO OF EVERGREEN FUNDS]                                          -------------
200 Berkeley Street                                                  PRSRT STD
Boston, MA 02116                                                   U.S. POSTAGE
                                                                       PAID
                                                                   LANCASTER, PA
                                                                   PERMIT NO. 11
                                                                   -------------